                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                       BHM&S TOTAL RETURN BOND PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES

         INVESTMENT ADVISER: BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

-------------------------------------------------------------------------------
                      PROSPECTUS -- AUGUST 28, 1996

  The BHM&S Total Return Bond Portfolio is one of a series of investment port-folios available through UAM Funds Trust (hereinafter defined as "UAM Funds" or the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and policies. In addition, several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that the Service Class Shares bear fees payable by the class (at the maximum rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. The BHM&S Total Return Bond Portfolio currently of-fers two classes of shares. The securities offered in this Prospectus are Service Class Shares of the BHM&S Total Return Bond Portfolio.

  The BHM&S Total Return Bond Portfolio seeks to provide a maximum long term total return consistent with reasonable risk to principal by investing in in-vestment grade fixed income securities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any cap-ital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser believes that by investing in undervalued securities with above average effective yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, therefore, downside risk. There can be no assurance that the Portfolio will achieve its stated objective.

  Please keep this Prospectus for future reference since it contains informa-tion that you should understand before you invest. You may also wish to review the BHM&S Total Return Bond Portfolio's "Statement of Additional Information" dated August 28, 1996, which was filed with the Securities and Exchange Com-mission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus.) Please call or write the Fund at the above address to obtain a free copy of this Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   2
Financial Highlights.......................................................   3
Performance Calculations...................................................   4
Details on Investment Policies.............................................   4
Investment Limitations.....................................................   8
Buying, Selling and Exchanging Shares......................................   9
Service and Distribution Plans.............................................  13
How Share Prices are Determined............................................  14
Dividends, Capital Gains Distributions and Taxes...........................  15
Fund Management and Administration.........................................  15
General Fund Information...................................................  19
UAM Funds--Service Class Shares............................................  20

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the BHM&S Total Return Bond Portfolio ("the Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

                                                            SERVICE CLASS SHARES
                                                            --------------------
   Sales Load Imposed on Purchases:........................         NONE
   Sales Load Imposed on Reinvested Dividends:.............         NONE
   Deferred Sales Load:....................................         NONE
   Redemption Fees:........................................         NONE
   Exchange Fees:..........................................         NONE

  ESTIMATED ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of administration, marketing and shareholder communication, and are usu-ally quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

                                                           SERVICE CLASS SHARES
                                                           --------------------
   Investment Advisory Fees:.............................          0.35%
   Administrative Fees:..................................          0.41%
   12b-1 Fees: (Including Shareholder Servicing Fees)+:..          0.25%
   Other Expenses:.......................................          0.48%
   Advisory Fees Waived and Expenses Assumed.............         (0.69)%
                                                                  -----
   Total Operating Expenses (After Fee Waiver and Ex-
    penses Assumed):.....................................          0.80%*
                                                                  =====

-------------------

 + Service Class Shares may bear service fees of 0.25%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Deal-ers Inc. See "Service and Distribution Plans."

 * Barrow, Hanley, Mewhinney & Strauss, Inc., the Adviser, has voluntarily agreed to waive all or a portion of its advisory fees and to assume operat-ing expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's Service Class Shares total annual operating expenses (excluding interest, taxes and extraordinary expenses) from exceeding 0.80% of average daily net assets through December 31, 1997. The estimate above includes the effect of expense offsets. If expense offsets were excluded, ananualized Total Operating Expenses for the period ended April 30, 1996 would be 0.83%. (See "Financial Highlights.") It is estimated that, if the Adviser did not waive fees and assume expenses, the total annual operating expenses of the Portfolio's Service Class Shares would be 1.49% of average daily net assets.

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Service Class Shares of the Port-folio will bear directly or indirectly. For purposes of calculating the esti-mated fees and expenses set forth above, it is assumed that the Portfolio's average daily net assets will be $10 million.

  The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Service Class Shares..........................................  $ 8     $26

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

NOTE TO EXPENSE TABLE
  The information set forth in the above table and example relates only to Service Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "Service and Distribution Plans.")

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE:
  The Portfolio seeks to provide a maximum long term total return consistent with reasonable risk to principal by investing in investment grade fixed in-come securities of varying maturities. Income return is expected to be a pre-dominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among others factors, interest rate changes as well as the average maturity and duration of the Portfolio.

  The Adviser believes that by investing in undervalued securities with above average effective yields and capital appreciation potential, the Portfolio will generate superior returns over the long term, while minimizing volatility and therefore downside risk.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

HOW IS THE PORTFOLIO MANAGED?
  Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Adviser") seeks to reduce the risk that is inherent in the fast-changing bond market while adding to the return available from a bond market index. (See "Details on Investment Poli-cies.")

WHO MANAGES THE PORTFOLIO?
  The Adviser is a registered investment adviser specializing in the active management of stock, bond and balanced portfolios for institutional, tax-ex-empt clients. Founded in 1979, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has $18 billion in assets under management. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who seek high current income from their investments and who wish to have moderate exposure to principal fluctua-tion.

HOW TO INVEST
  The Fund offers shares of the Portfolio to investors without a sales commis-sion at net asset value next determined after the purchase order is received in proper form. Share purchases may be made through UAM Fund Distributors, Inc., broker-dealers and financial intermediaries or by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. (See "Buying, Selling and Exchanging Shares.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM
  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and over-seeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Investing in the Portfolio entails a number of risks. As with any bond in-vestment, shares of the Portfolio will generally rise in value when interest rates fall and vice versa. In addition, you should consider the following fac-tors that could effect the Portfolio's rate of return:

  . The fixed income securities held by the Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securi-ties tends to increase and vice versa.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio will invest in investment grade debt securities, but re-serves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in interest rates may have a greater impact on issuers of lower rated debt securities which the Port-folio may hold, which may lead to greater price volatility. Also, lower rated securities may be more difficult to value accurately or sell in the secondary market.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  Further information about these and other risk factors is contained in the "Details on Investment Policies" section of this Prospectus.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share data and ratios for a share outstanding throughout the period presented of the BHM&S Total Return Bond Portfolio Service Class Shares and is part of the Portfolio's Financial State-ments included in the Portfolio's 1996 Annual Report to Shareholders which is incorporated by reference into the Portfolio's Statement of Additional Infor-mation. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorpo-rated by reference into the Portfolio's Statement of Additional Information. The following information should be read in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                                                              NOVEMBER 1, 1995**
                                                                      TO
                                                              APRIL 30, 1996+++
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................       $10.00
                                                                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income+.....................................         0.27
  Net Realized and Unrealized Loss on Investments............        (0.27)
                                                                    ------
    Total from Investment Operations.........................           --
                                                                    ------
DISTRIBUTIONS
  Net Investment Income......................................        (0.16)
                                                                    ------
NET ASSET VALUE, END OF PERIOD...............................       $ 9.84
                                                                    ======
TOTAL RETURN.................................................        (0.07)%++
                                                                    ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)........................       $2,871
Ratio of Expenses to Average Net Assets+.....................         0.83%*#
Ratio of Net Investment Income to Average Net Assets+........         5.44%*
Portfolio Turnover Rate......................................           55%

-------
*Annualized
**Commencement of Operations.
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $0.20 per share for the period ended April 30, 1996.
++ Total return would have been lower had certain fees not been waived and ex-
   penses assumed by the Adviser during the period.
+++ Per share amounts for the period ended April 30, 1996 are based on average outstanding shares.
# The Ratio of Expense to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.80%* for the period ended April 30, 1996.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees and any incremental transfer agency costs relating to Service Class Shares will be borne exclu-sively by that class. The Fund will include performance data for both Institu-tional Class and Service Class Shares of the Portfolio in any advertisement or information including performance data of the Portfolio.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY
  The Portfolio seeks to achieve its objective by investing at least 90% of its total assets in a diversified portfolio of the following dollar-denomi-nated investment grade issues of varying maturities: U.S. Treasuries and Agen-cies; zero coupon obligations; mortgage-backed securities; asset-backed secu-rities; corporate bonds; municipal bonds; and domestic, Yankeedollar and Euro-dollar bonds. These issues may have fixed, variable or floating rates of in-terest. As a matter of policy, the Adviser does not intend to invest in or utilize futures, options or other complex derivative instruments or securi-ties.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objective. To produce favorable returns, the Adviser will invest in securities that it believes to be undervalued, generating an effective yield advantage versus the market. To control the volatility of returns, the Portfo-lio will exhibit a high current yield, a high quality and a conservative matu-rity structure.

  The Adviser's decision process will focus on security selection, sector con-centration and yield curve positioning. The Adviser will not engage in eco-nomic forecasts in an attempt to "time the market" since it believes that there are too many economic and political variables on a domestic and interna-tional basis to do so successfully on a consistent basis. Therefore, the Port-folio will maintain a conservative maturity structure, with securities being diversified along the yield curve. The Portfolio's average weighted maturity will generally be ten years or less, with the average weighted duration compa-rable to that of the Salomon Brothers' Broad Investment Grade Index which is approximately five years. Duration compares interest rate risk between securi-ties with different coupons and different maturities, summarizing in a single number the price sensitivity of a bond--how a bond's maturity and coupon rate affect its exposure to interest rate risk. Duration involves the application of several principles: as the maturity of a bond increases, duration increas-es; as the coupon of a bond increases, duration decreases; generally, the lower the coupon payment, the higher the duration; and duration decreases as the frequency of the coupon payment increases. Generally, 10% or less of the Portfolio's assets will be invested in various short-term investments. Please see "Short-Term Investments" for a list of the short-term instruments in which the Portfolio may invest.

  The Adviser's security selection process begins by analyzing a bond's yield to maturity premium (or spread) versus the most recently issued U.S. Treasury of similar maturity. Having identified bonds with an above-average premium, the Adviser will then evaluate those factors that will influence the bond's future premium (i.e., credit quality, security structure, supply/demand relationships, etc.). The objective of this process is to identify those issues whose yield premium will compress or nar-row over a wide range of potential interest rate change, supporting superior long term performance. Furthermore, the Adviser will concentrate the Portfo-lio's holdings in industry sectors and maturity ranges that it believes are undervalued while seeking a prudent level of diversification.

  The investment grade bonds in which the Portfolio will invest are those hav-ing one of the four highest rating categories at the time of purchase (i.e. Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's) or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P")). Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the econ-omy and the financial condition of issuers than higher rated bonds. The Ad-viser also reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgement, retention of the securities is warranted. Please refer to the Portfolio's Statement of Ad-ditional Information for a more detailed description of bond ratings.

MORTGAGE-BACKED SECURITIES
  Mortgage-backed securities are collateralized by pools of mortgages assem-bled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mortgage-backed securities may include single-family, mul-tifamily and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs produce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different seg-ments known as "tranches" which are then retired sequentially over time in or-der of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and early prepayments of the un-derlying mortgages. As prepayment rates on mortgages vary widely, it is diffi-cult to accurately predict the average maturity of a particular pool of mort-gages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" an attractive rate for an extended period because of the prepayment feature. The majority of the mortgage-backed securities held by the Portfolio will carry a guarantee from an agency of the U.S. Government of the eventual payment of principal and interest.

ASSET-BACKED SECURITIES
  Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, other types of receivables or assets. Credit support for asset-backed securities may be based on the under-lying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, lim-ited guarantees (which are generally provided by the issuer), senior-subordi-nated structures and over-collateralization.

YANKEEDOLLAR AND EURODOLLAR SECURITIES
  Yankeedollar securities are U.S. dollar-based obligations issued inside the United States by foreign entities. Eurodollar securities are U.S. dollar-based obligations issued outside the United States by domestic or foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. For example, non U.S.-based issuers are not subject to the same accounting, auditing and financial report-ing standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of con-fiscatory taxation, expropriation or political instability in international markets. Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is re-coverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its invest-ments.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Occasionally, the Portfolio will invest in securities whose terms and char-acteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securi-ties are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objective at attractive prices, not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

MUNICIPAL OBLIGATIONS
  Municipal obligations include notes, bonds and other securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on such municipal obligations will normally be exempt from fed-eral income tax. These bonds may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but not generally backed by the issuers taxing power. These obligations may include private activity bonds where payment is the responsi-bility of the private industrial user of the facility financed by the bonds. Municipal notes are issued to meet short-term funding requirements of the is-suer and include construction loan notes, short-term discount notes, tax-ex-empt commercial paper, demand notes and similar instruments. Municipal bonds will be rated investment grade by Moody's and S&P, as described above. Invest-ment grade municipal notes will be rated MIG1, MIG2 or MIG3 by Moody's, or SP-1 or SP-2 by S&P or, if unrated, determined by the Adviser to be of comparable quality. Please refer to the Portfolio's Statement of Additional Information for a detailed description of municipal note ratings.

ZERO COUPON SECURITIES
  A portion of the Portfolio may be invested in zero coupon securities which are fixed income securities that do not make regular interest payments. In-stead, zero coupon securities are sold at substantial discounts from their face value. The difference between a zero coupon security's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon securities may offer the Portfolio the opportunity to earn higher yields than those available on ordi-nary interest paying obligations of similar credit quality and maturity. How-ever, the prices of zero coupon securities may also exhibit greater price vol-atility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. The Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accru-al, the Portfolio may be required to liquidate other portfolio securities to satisfy its distribution obligations.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. Certain restrictions applicable to the Portfolio limit its investment in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale to no more than 15% of the Portfolio's net assets. How-ever, the Portfolio does not intend to invest in private placements or other illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

OTHER INVESTMENT POLICIES
  The Portfolio may also invest in the following securities and investment techniques:

SHORT-TERM INVESTMENTS
  Under normal circumstances, the Portfolio may invest 10% or less of its to-tal assets in short-term investments. For temporary purposes, such as when the Portfolio is holding cash from shares purchases while seeking appropriate in-vestments or holding cash to meet anticipated redemptions, more than 20% of the Portfolio's total assets may be invested in short-term investments. The short-term investments in which the Portfolio will invest are domestic money market instruments including repurchase agreements, certificates of deposit, bankers acceptances, time deposits, U.S. Government obligations, U.S. Govern-ment agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if unrated, determined by the Adviser to be of comparable quality. Please refer to the Portfolio's Statement of Additional Information for a detailed description of commercial paper ratings.

  The Fund has received an Order from the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-ex-empt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on invest-ments relative to what it could earn individually.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, bankers acceptances and other short-term securities as outlined above under "Short-Term Investments." In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the se-curity plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repur-chase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in com-pliance with the previous sentence.

  There are some risks involved in repurchase agreements. If the seller de-faults on its agreement to buy back the securities and the value of those se-curities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its owner-ship of the underlying securities. The Adviser believes that these risks can be controlled by carefully reviewing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction.

  The Fund has received an Order from the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agree-ments on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such re-purchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio se-curities to the extent that greater than one-third of its assets at fair mar-ket value would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified bro-kers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral when-ever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with re-spect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENT COMPANIES
  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

PORTFOLIO TURNOVER
  This Portfolio is managed for long-term appreciation rather than short-term trading profits. As a result, the Adviser seeks to keep portfolio turnover as low as possible depending on market conditions and generally below 150%.
(A turnover rate of 100% would mean that all securities in the Portfolio would be replaced within a one-year period.) Occasionally, when the market shifts suddenly or when the prospects for individual bonds change quickly, the Ad-viser may find it necessary to sell securities which have not been in the Portfolio for very long. High rates of portfolio turnover necessarily result in heavier brokerage and portfolio trading costs which is paid by the Portfo-lio. Higher rates of turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions re-sulting from such gains are considered ordinary income for federal income tax purposes. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so.

                            INVESTMENT LIMITATIONS
  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

  (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments is-sued or guaranteed by the U.S. Government or any of its agencies or in-strumentalities);

  (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

  (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

  (d) The Portfolio may not invest more than 25% of its assets in companies within a single industry; however, there are no limitations on invest-ments made in instruments issued or guaranteed by the U.S. Government and its agencies;

  (e) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act and the rules, regula-tions and interpretations of the Commission;

  (f) The Portfolio may not borrow except from banks in extraordinary circum-stances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its gross assets and
      (2) cannot buy additional securities if it borrows more than 5% of its total assets; and

  (g) The Portfolio may not pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the Statement of Additional Informa-tion as well as the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Service Class Shares of the Portfolio may be purchased without a sales com-mission directly through UAM Fund Distributors, Inc. (the "Distributor"), and through broker-dealers, registered representatives, and other financial inter-mediaries ("Service Agents") having selling or shareholder service agreements with the Distributor. The shares are sold at net asset value per share next determined after an order is received by the Fund or designated Service Agent. (See "Service and Distribution Plans" and "How Share Prices are Determined."). The required minimum initial investment in the Portfolio is $2,500 with cer-tain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial in-vestment minimum for spousal IRA accounts is $250. The minimum for any subse-quent investment is $100. The Portfolio issues two classes of shares: Institu-tional Class and Service Class. The two classes of shares each represent in-terests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares bear share-holder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different ex-change privileges. (See "How to Exchange Shares.") The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

   Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regard-ing purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or services fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchases on behalf of their customers. If you buy shares, the Service Agent must receive your investment order before the close of trading on the NYSE, generally 4:00 p.m. (Eastern Time) and transmit it to the Fund's Sub-Transfer Agent (prior to the close of the Sub-Transfer Agent's business day) and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption re-quests, investment information, documentation and money

HOW TO BUY SHARES BY MAIL
  An account may also be opened with the assistance of your Service Agent by completing and signing an Account Registration Form. We require an original signature on both copies. The original copy should be forwarded together with a check payable to UAM Funds Trust, through your Service Agent, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Mail the other copy, without the check, to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  To make additional investments to an account you have already established, simply mail your check directly or through your Service Agent to the UAM Funds Service Center at the address above. Make sure that your account number, ac-count name, and the name of the Portfolio and the name of the class of shares are clearly indicated on the check so that we can properly credit your ac-count.

  For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after re-ceipt. Investments received by 4 p.m. Eastern Time will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market close on Tuesday.)

HOW TO BUY SHARES BY WIRE
  To make an initial investment by wire, your Service Agent should telephone the Fund's Sub-Transfer Agent (toll-free 1-800-638-7983), and provide the ac-count name, address, telephone number, social security or taxpayer identifica-tion number, the name of the Portfolio (Service Class), the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should notify the Fund prior to wiring funds.) An account number and a wire control number will then be provided to you.

  Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, The Chase Manhattan Bank ("Custodian Bank"). You will be asked to provide the following information:

                           The Chase Manhattan Bank
                                ABA #021000021
                                  UAM Funds
                            Credit DDA #9102772952
                         (Your Account Registration)
                            (Your Account Number)
                            (Wire Control Number)

  After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to your Service Agent or the UAM Funds Service Center as soon as possible. You can obtain forms by calling the UAM Funds Service Center at 1-800-638-7983. Federal Funds purchases will be ac-cepted only on days when the NYSE and the Custodian Bank are open for busi-ness.

  Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

OTHER PURCHASE INFORMATION
  Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders of the Portfolio when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

  Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the sharehold-er. Certificates for fractional shares, however, will not be issued.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the securities will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you re-ceive any such items, you must deliver them to the Fund immediately. Securi-ties acquired by the Portfolio through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

    . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them.

    . The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regulation.

    . The value of the securities exchanged does not increase the Portfo-lio's position in any specific issuer's security to more than 5% of the Portfolio's total net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

  Your request should be addressed to:

                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

or to your Service Agent.

BY MAIL
  To redeem by mail, you should include the following:

    . your share certificates, if we have issued them to you;

    . a letter which tells us how many shares you wish to redeem or, alter-natively, what dollar amount you wish to receive;

    . a signature guaranteed by your bank, broker or other financial insti-tution (see "Signature Guarantees" below); and

    . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-shar-ing plans and other organizations.

  If you are not sure which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and have returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reason-able precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an ac-count, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded, and investors may be required to provide additional telecopied written instructions of such transaction re-quests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following instructions received by telephone that it reasonably believes are genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder, and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

    . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the registered address; or

    . transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank, as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

    . on the written request for redemption; or

    . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

    . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock pow-er.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES
  You may exchange Service Class Shares of the Portfolio for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds-- Service Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges. Exchange re-quests may be made by phone or letter. Telephone exchanges may be made only if the Fund holds all share certificates and if the registration of the two ac-counts is identical. Telephone exchanges received before 4 p.m. Eastern Time will be processed at the share price set after the market close the same day. Exchanges received after 4 p.m. Eastern Time will be executed at the share price determined at the market close on the following day. For additional in-formation regarding responsibility for the authenticity of telephoned transac-tion instructions, see "How to Sell Shares By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

  Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; howev-er, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent, as the case may be, for payments made at an annual rate of up to 0.25 of 1% of the average daily value of Service Class Shares owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account mainte-nance and may constitute an expense of distributing Fund shares as the Commis-sion construes such term under Rule 12b-1. The fees payable for Servicing are payable without regard to actual expenses incurred, subject to adjustment of the fee prospectively to reflect actual expenses.

  Servicing may include, among other things, one or more of the following ren-dered with respect to the Service Class shareholders: answering client inqui-ries regarding the Fund; assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alter-native means for continuing the Servicing of such shareholders would be sought.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or in-direct financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfo-lio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of a Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distri-bution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales repre-sentatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commis-sions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of the Adviser, the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such serv-ices arrangements, when in effect, are made generally available to all quali-fied service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                        HOW SHARE PRICES ARE DETERMINED

  The value of each class of shares of the Portfolio is calculated every day that the NYSE is open. This means that shares are valued after the market close, generally at 4 p.m. Eastern Time on Monday through Friday, except for major holidays when the NYSE is closed. The net asset value of the Service Class Shares may be lower than the net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing fee and any distribution and transfer agency fees applicable to the Service Class Shares.

  The value of each share is determined by adding up the total market value of all the securities in the Portfolio plus cash and other assets, deducting lia-bilities, then dividing by the total number of shares outstanding of the class.

  Net asset value includes interest on bonds and other fixed income securities which is accrued daily. Bonds and other fixed income securities are valued ac-cording to the broadest and most representative market which will ordinarily be the over-the-counter market. In addition, bonds and other fixed income se-curities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securi-ties.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

  Bonds generate income in the form of periodic interest payments. The Portfo-lio will normally distribute substantially all of its net investment income (for tax purposes) from these payments to shareholders of each Class in the form of quarterly dividends. The per share dividends and distributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, distribution and any transfer agency fees applicable to the Service Class Shares. You must instruct the Portfolio to pay out dividends and distri-butions in cash to you or to reinvest them. The Account Registration Form has a box for your instructions. Unless you specifically tell us to distribute dividend and other income in cash, however, we will assume you want this in-come reinvested. By law, you must pay taxes on any dividend or interest income you receive on your investments whether distributed in cash or reinvested in shares. The interest on municipal obligations will normally be exempt from federal taxes. The Portfolio will send you a statement annually telling you exactly how much dividend income you have earned for tax purposes.

CAPITAL GAINS
  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a bond. However, for tax purposes, the Portfolio does not need to "realize" or declare a capital gain unless it sells a bond which has appreciated.

  You can incur capital gains in two ways. First, if the Portfolio buys a bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are subtracted. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement annually informing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them, you will be responsi-ble for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

THE INVESTMENT ADVISER
  The Adviser is a registered investment adviser formed in 1979. Its business offices are located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. It is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM") and provides and offers investment management serv-ices to corporate, public and Taft-Hartley employee benefit plans, founda-tions, endowments, health care and other institutions and investors. The Ad-viser currently has $18 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.35%. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own ex-pense certain operating expenses otherwise payable by the Portfolio, if neces-sary, in order to keep the Portfolio's Service Class Shares total operating expenses from exceeding 0.80% through December 31, 1997. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Fund.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  JOHN S. WILLIAMS -- Fixed Income Principal and the first fixed income port-folio manager at the Adviser in 1983. Mr. Williams has also managed balanced and municipal portfolios during his 20 year investment career. Prior to join-ing the Adviser, he was responsible for the management of all fixed income as-sets at Southland Trust, Dallas, Texas, and prior to that was a portfolio man-ager and securities analyst at InterFirst Bank Dallas Trust Department. Mr. Williams has served on the Advisory Committee for the Texas Teachers Retire-ment System and is an active member in the Dallas Investment Analysts Society. He currently is a Director of United Asset Management Corporation. Mr. Wil-liams is a Chartered Financial Analyst, earning his MBA in 1976 and BBA in 1975 from Texas Christian University.

  DAVID R. HARDIN -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1987, Mr. Hardin was the Vice President and Director of the Fixed Income Group of RepublicBank Dallas Trust Department. In that posi-tion, he was responsible for the management of all taxable and tax-exempt fixed income assets of the Trust Division, including all separately managed accounts, collective investment fund products, and the creation of and manage-ment of an SEC-registered mutual fund. Prior to attaining the Director's posi-tion, Mr. Hardin was a taxable portfolio manager and also served as the credit analyst for the Trust Division. He started his investment career as a private placement credit analyst while employed by American General Insurance Co. in Houston in 1976. Mr. Hardin received an M.Sc. from The London School of Eco-nomics in 1975 and a BBA from Texas Christian University in 1973.

  STEPHEN M. MILANO -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1990, Mr. Milano was employed at Salomon Brothers, Inc. in New York as a Vice President of the Fixed Income Strategy Group. In that role he was a specialist in developing portfolio structure and strategies for active management of taxable assets. While at Salomon he also served as Prod-uct Sales Manager for International Fixed Income Securities and as a Mortgage and Government Specialist. Prior to joining Salomon, Mr. Milano was employed as a portfolio manager and trader at Equitable Life Assurance Society. He re-ceived his BS in Economics with a concentration in Finance from the Wharton School of the University of Pennsylvania in 1980.

  J. SCOTT MCDONALD -- Fixed Income Portfolio Analyst/Trader. Mr. McDonald joined the Adviser in 1995 to serve as a security and portfolio specialist for the Fixed Income Group. In addition to security and portfolio analyst, he is responsible for systems analytics used in the evaluation of effective/option adjusted yield measurements for all securities and portfolios. He also serves as compliance monitor of all fixed income portfolios to ensure commonality of structure and diversification. Mr. McDonald previously served as the Senior Vice President and Portfolio Manager at Life Partners Group, Inc. in Dallas. While with Life Partners, he was responsible for implementing investment strategy for $3 billion in assets. Additionally, he has been employed by Texas Commerce Bank Houston as a Credit Supervisor and Lending Officer. He received his MBA in 1991 from the University of Texas at Austin and his BBA from South-ern Methodist University in 1986.

  DEBORAH J. ANDERSON -- Senior Portfolio Assistant. Ms. Anderson is responsi-ble for all administrative staff and their duties associated with the fixed income product management, including communication/liaison with all clients, custodial banks, and brokerage relationships. She supervises all operational aspects of fixed income security trading and works extensively with reporting requirements for all clients and regulatory agencies. Prior to joining the Ad-viser in 1988, Ms. Anderson served as a Trust Officer with Trust Company of Texas and its predecessor, Southland Trust Co. She received a BBA in Account-ing from the University of Texas at Arlington in 1974.

ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those of the separately managed ac-counts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed ac-counts are not subject to investment limitations, diversification require-ments, and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

       Barrow, Hanley, Mewhinney & Strauss, Inc. Composite Returns

               (Percentage Returns Net of Management Fees)

                                                                   Lehman Brothers
 Calendar Years                          Adviser                 Aggregate Bond Index
 --------------                          -------                 --------------------
 1986                                      15.13%                        15.26%
 1987                                       3.01%                         2.76%
 1988                                       7.67%                         7.89%
 1989                                      14.15%                        14.53%
 1990                                       8.99%                         8.96%
 1991                                      16.51%                        16.00%
 1992                                       7.73%                         7.40%
 1993                                      10.80%                         9.75%
 1994                                      -3.51%                        -2.92%
 1995                                      17.69%                        18.46%
 January 1, 1996 - June 30, 1996           -1.49%                        -1.21%
 Annualized through June 30, 1996           9.00%                         9.02%
 Cumulative through June 30, 1996         247.71%                       247.70%
 Ten Calendar Year Mean                     9.82%                         9.81%
 Value of $1 invested during
 January 1, 1986 - June 30, 1996          $ 3.48                        $ 3.48

-------

Notes:

1.The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, in-cluding, cash, cash equivalents, short-term investments, and securities valued at current market prices.

2.The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1986 had grown to $3.48 by June 30, 1996.

3.The TEN-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4.The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of se-curities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.

5.The Adviser's average annual management fee over the ten-year period (1986-
   1995) was 0.33% or 33 basis points. During the period, fees on the Advis-er's individual accounts ranged from 0.25% to 0.45% (that is 25 basis points to 45 basis points). Net returns to investors vary depending on the management fee.

THE ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI") a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, MA, 02110, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chemical Bank. Chemical Banking Corporation is the surviving corporation and will con-tinue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the BHM&S Total Return Bond Portfolio Institutional Service Class Shares is 0.04% of ag-gregate net assets. The sub- administration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 million of total net assets of the Fund;
0.07 of 1% of total net assets in excess of $1 billion but less than $3 bil-lion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-ad-ministration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

THE DISTRIBUTOR
  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio (except as described under "Service and Distribution Plans" above). The Agreement continues in effect as long as the Fund's Board of Trustees, in-cluding a majority of the Trustees who are not parties to the Agreement or in-terested persons of any such party, approve it on an annual basis. This Agree-ment provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospec-tuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of July 31, 1996, Hartnat & Co., Boston, MA held of record 62% of the outstanding shares of the BHM&S Total Return Bond Portfolio Institu-tional Service Class Shares and 100% of the outstanding shares of the BHM&S Total Return Bond Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those per-sons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Service Class Shares represent an in-terest in the same assets of the Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to share-holder servicing and may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Institutional Class Shares of the Portfolios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder com-munications in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                        UAM FUNDS--SERVICE CLASS SHARES

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
  BHM&S Total Return Bond Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
  NWQ Balanced Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
  Sirach Growth Portfolio
  Sirach Special Equity Portfolio

TOM JOHNSON INVESTMENT MANAGEMENT, INC.
  TJ Core Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                       BHM&S TOTAL RETURN BOND PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

         INVESTMENT ADVISER: BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- AUGUST 28, 1996


  BHM&S Total Return Bond Portfolio is one of a series of investment portfo-lios available through UAM Funds Trust (hereinafter defined as "UAM Funds" or the "Fund"), an open-end investment company known as a mutual fund. Each of the Portfolios that make up the Fund have different investment objectives and policies. In addition, several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The BHM&S Total Return Bond Portfolio cur-rently offers two classes of shares. The securities offered in this Prospectus are Institutional Class Shares of the BHM&S Total Return Bond Portfolio.

  The BHM&S Total Return Bond Portfolio seeks to provide a maximum long term total return consistent with reasonable risk to principal by investing in in-vestment grade fixed income securities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any cap-ital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser believes that by investing in undervalued securities with above average effective yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, therefore, downside risk. There can be no assurance that the Portfolio will achieve its stated objective.

  Please keep this Prospectus for future reference since it contains informa-tion that you should understand before you invest. You may also wish to review the BHM&S Total Return Bond Portfolio's "Statement of Additional Information" dated August 28, 1996, which was filed with the Securities and Exchange Com-mission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus.) Please call or write the Fund at the above address to obtain a free copy of this Statement.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION  NOR HAS THE
     SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE   SECURITIES
      COMMISSION  PASSED  UPON  THE  ACCURACY OF  THIS  PROSPECTUS.  ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   3
Financial Highlights.......................................................   3
Performance Calculations...................................................   4
Details on Investment Policies.............................................   4
Investment Limitations.....................................................   8
Buying, Selling and Exchanging Shares......................................   9
How Share Prices are Determined............................................  13
Dividends, Capital Gains Distributions and Taxes...........................  13
Fund Management and Administration.........................................  14
General Fund Information...................................................  18
UAM Funds -- Institutional Class Shares....................................  19

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the BHM&S Total Return Bond Portfolio ("the Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

                                                      INSTITUTIONAL CLASS SHARES
                                                      --------------------------
   Sales Load Imposed on Purchases:..................            NONE
   Sales Load Imposed on Reinvested Dividends:.......            NONE
   Deferred Sales Load:..............................            NONE
   Redemption Fees:..................................            NONE
   Exchange Fees:....................................            NONE

  ESTIMATED ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of administration, marketing and shareholder communication, and are usu-ally quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

                                                    INSTITUTIONAL CLASS SHARES
                                                    --------------------------
   Investment Advisory Fees:.......................            0.35%
   Administrative Fees:............................            0.41%
   12b-1 Fees......................................            NONE
   Other Expenses:.................................            0.48%
   Advisory Fees Waived and Expenses Assumed.......           (0.69)%
                                                              -----
   Total Operating Expenses: (After Fee Waiver and
    Expenses Assumed)..............................            0.55%*
                                                              =====

-------------------
* Barrow, Hanley, Mewhinney & Strauss, Inc., the Adviser, has voluntarily agreed to waive all or a portion of its advisory fees and to assume operat-ing expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's Institutional Class Shares total annual operating ex-penses (excluding interest, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets through December 31, 1997. The estimate above includes the effect of expense offsets. If exepnse offsets were ex-cluded, annualized Total Operating Expenses for the period ended April 30, 1996 would be 0.61%. (See "Financial Highlights.") It is estimated that, if the Adviser did not waive fees and assume expenses, the total annual operat-ing expenses of the Portfolio's Institutional Class Shares would be 1.24% of average daily net assets.

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Institutional Class Shares of the Portfolio will bear directly or indirectly. For purposes of calculating the estimated fees and expenses set forth above, it is assumed that the Portfo-lio's average daily net assets will be $10 million.

  The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Institutional Class Shares....................................  $ 6     $20

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE:
  The Portfolio seeks to provide a maximum long term total return consistent with reasonable risk to principal by investing in investment grade fixed in-come securities of varying maturities. Income return is expected to be a pre-dominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among others factors, interest rate changes as well as the average maturity and duration of the Portfolio.

  The Adviser believes that by investing in undervalued securities with above average effective yields and capital appreciation potential, the Portfolio will generate superior returns over the long term, while minimizing volatility and therefore downside risk.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

HOW IS THE PORTFOLIO MANAGED?
  Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Adviser") seeks to reduce the risk that is inherent in the fast-changing bond market while adding to the return available from a bond market index. (See "Details on Investment Poli-cies.")

WHO MANAGES THE PORTFOLIO?
  The Adviser is a registered investment adviser specializing in the active management of stock, bond and balanced portfolios for institutional, tax-ex-empt clients. Founded in 1979, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has $18 billion in assets under management. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who seek high current income from their investments and who wish to have moderate exposure to principal fluctua-tion.

HOW TO INVEST
  The Fund offers shares of the Portfolio through UAM Fund Distributors, Inc. to investors without a sales commission at net asset value next determined af-ter the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. (See "Buying, Selling and Exchanging Shares.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM
  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Investing in the Portfolio entails a number of risks. As with any bond in-vestment, shares of the Portfolio generally will rise in value when interest rates fall and vice versa. In addition, you should consider the following fac-tors that could effect the Portfolio's rate of return:

  . The fixed income securities held by the Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securi-ties tends to increase and vice versa.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio will invest in investment grade debt securities, but re-serves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in interest rates may have a greater impact on issuers of lower rated debt securities which the Port-folio may hold, which may lead to greater price volatility. Also, lower rated securities may be more difficult to value accurately or sell in the secondary market.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  Further information about these and other risk factors is contained in the "Details on Investment Policies" section of this Prospectus.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share data and ratios for a share outstanding throughout the period presented of the BHM&S Total Return Bond Portfolio Institutional Class Shares and is part of the Portfolio's Financial Statements included in the Portfolio's 1996 Annual Report to Shareholders which is incorporated by reference into the Portfolio's Statement of Addi-tional Information. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also in-corporated by reference into the Portfolio's Statement of Additional Informa-tion. The following information should be read in conjunction with the Portfo-lio's 1996 Annual Report to Shareholders.

                                                              NOVEMBER 1, 1995**
                                                                      TO
                                                              APRIL 30, 1996+++
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................       $10.00
                                                                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income+.....................................         0.28
  Net Realized and Unrealized Loss on Investments............        (0.27)
                                                                    ------
    Total from Investment Operations.........................         0.01
                                                                    ------
DISTRIBUTIONS
  Net Investment Income......................................        (0.16)
                                                                    ------
NET ASSET VALUE, END OF PERIOD...............................       $ 9.85
                                                                    ======
TOTAL RETURN.................................................         0.08%++
                                                                    ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)........................       $2,445
Ratio of Expenses to Average Net Assets+.....................         0.61%*#
Ratio of Net Investment Income to Average Net Assets+........         5.53%*
Portfolio Turnover Rate......................................           55%

-------
*   Annualized
**  Commencement of Operations.
+ Net of voluntarily waived fees and expenses assumed by the Adviser of $0.23 per share for the period ended April 30, 1996.
++ Total return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser during the period.

+++ Per share amounts for the period ended April 30, 1996 are based on average outstanding shares.
# The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.55%* for the period ended April 30, 1996.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report of Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY
  The Portfolio seeks to achieve its objective by investing at least 90% of its total assets in a diversified portfolio of the following dollar-denomi-nated investment grade issues of varying maturities: U.S. Treasuries and Agen-cies; zero coupon obligations; mortgage-backed securities; asset-backed secu-rities; corporate bonds; municipal bonds; and domestic, Yankeedollar and Euro-dollar bonds. These issues may have fixed, variable or floating rates of in-terest. As a matter of policy, the Adviser does not intend to invest in or utilize futures, options or other complex derivative instruments or securi-ties.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objective. To produce favorable returns, the Adviser will invest in securities that it believes to be undervalued, generating an effective yield advantage versus the market. To control the volatility of returns, the Portfo-lio will exhibit a high current yield, a high quality and a conservative matu-rity structure.

  The Adviser's decision process will focus on security selection, sector con-centration and yield curve positioning. The Adviser will not engage in eco-nomic forecasts in an attempt to "time the market" since it believes that there are too many economic and political variables on a domestic and interna-tional basis to do so successfully on a consistent basis. Therefore, the Port-folio will maintain a conservative maturity structure, with securities being diversified along the yield curve. The Portfolio's average weighted maturity will generally be ten years or less, with the average weighted duration compa-rable to that of the Salomon Brothers' Broad Investment Grade Index which is approximately five years. Duration compares interest rate risk between securi-ties with different coupons and different maturities, summarizing in a single number the price sensitivity of a bond--how a bond's maturity and coupon rate affect its exposure to interest rate risk. Duration involves the application of several principles: as the maturity of a bond increases, duration increas-es; as the coupon of a bond increases, duration decreases; generally, the lower the coupon payment, the higher the duration; and duration decreases as the frequency of the coupon payment increases. Generally, 10% or less of the Portfolio's assets will be invested in various short-term investments. Please see "Short-Term Investments" for a list of the short-term instruments in which the Portfolio may invest.

  The Adviser's security selection process begins by analyzing a bond's yield to maturity premium (or spread) versus the most recently issued U.S. Treasury of similar maturity. Having identified bonds with an above-average premium, the Adviser will then evaluate those factors that will influence the bond's future premium (i.e., credit quality, security structure, supply/demand rela-tionships, etc.). The objective of this process is to identify those issues whose yield premium will compress or narrow over a wide range of potential interest rate change, supporting superior long term performance. Furthermore, the Ad-viser will concentrate the Portfolio's holdings in industry sectors and matu-rity ranges that it believes are undervalued while seeking a prudent level of diversification.

  The investment grade bonds in which the Portfolio will invest are those hav-ing one of the four highest rating categories at the time of purchase (i.e. Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's) or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P")). Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the econ-omy and the financial condition of issuers than higher rated bonds. The Ad-viser also reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, retention of the securities is warranted. Please refer to the Portfolio's Statement of Addi-tional Information for a more detailed description of bond ratings.

MORTGAGE-BACKED SECURITIES
  Mortgage-backed securities are collateralized by pools of mortgages assem-bled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mortgage-backed securities may include single-family, mul-tifamily and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs produce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different seg-ments known as "tranches" which are then retired sequentially over time in or-der of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and early prepayments of the un-derlying mortgages. As prepayment rates on mortgages vary widely, it is diffi-cult to accurately predict the average maturity of a particular pool of mort-gages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" an attractive rate for an extended period because of the prepayment feature. The majority of the mortgage-backed securities held by the Portfolio will carry a guarantee from an agency of the U.S. Government of the eventual payment of principal and interest.

ASSET-BACKED SECURITIES
  Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, other types of receivables or assets. Credit support for asset-backed securities may be based on the under-lying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, lim-ited guarantees (which are generally provided by the issuer), senior-subordi-nated structures and over-collateralization.

YANKEEDOLLAR AND EURODOLLAR SECURITIES
  Yankeedollar securities are U.S. dollar-based obligations issued inside the United States by foreign entities. Eurodollar securities are U.S. dollar-based obligations issued outside the United States by domestic or foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. For example, non U.S.-based issuers are not subject to the same accounting, auditing and financial report-ing standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of con-fiscatory taxation, expropriation or political instability in international markets. Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is re-coverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its invest-ments.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Occasionally, the Portfolio will invest in securities whose terms and char-acteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securi-ties are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objective at attractive prices, not to increase its investment leverage. Securities purchased on a when-issued basis may de-cline or appreciate in market value prior to their actual delivery to the Portfolio.

MUNICIPAL OBLIGATIONS
  Municipal obligations include notes, bonds and other securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on such municipal obligations will normally be exempt from fed-eral income tax. These bonds may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but not generally backed by the issuers taxing power. These obligations may include private activity bonds where payment is the responsi-bility of the private industrial user of the facility financed by the bonds. Municipal notes are issued to meet short-term funding requirements of the is-suer and include construction loan notes, short-term discount notes, tax-ex-empt commercial paper, demand notes and similar instruments. Municipal bonds will be rated investment grade by Moody's and S&P, as described above. Invest-ment grade municipal notes will be rated MIG1, MIG2 or MIG3 by Moody's, or SP-1 or SP-2 by S&P or, if unrated, determined by the Adviser to be of comparable quality. Please refer to the Portfolio's Statement of Additional Information for a detailed description of municipal note ratings.

ZERO COUPON SECURITIES

  A portion of the Portfolio may be invested in zero coupon securities which are fixed income securities that do not make regular interest payments. In-stead, zero coupon securities are sold at substantial discounts from their face value. The difference between a zero coupon security's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon securities may offer the Portfolio the opportunity to earn higher yields than those available on ordi-nary interest paying obligations of similar credit quality and maturity. How-ever, the prices of zero coupon securities may also exhibit greater price vol-atility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. The Portfolio will accrue income on such investments for tax and accounting purposes which is distributable to shareholders. Since no cash is received at the time of accru-al, the Portfolio may be required to liquidate portfolio securities to satisfy its distribution obligations.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. Certain restrictions applicable to the Portfolio limit its investment in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale to no more than 15% of the Portfolio's net assets. How-ever, the Portfolio does not intend to invest in private placements or other illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

OTHER INVESTMENT POLICIES
  The Portfolio may also invest in the following securities and investment techniques:

SHORT-TERM INVESTMENTS
  Under normal circumstances, the Portfolio may invest 10% or less of its to-tal assets in short-term investments. For temporary purposes, such as when the Portfolio is holding cash from share purchases while seeking appropriate in-vestments or holding cash to meet anticipated redemptions, more than 10% of the Portfolio's total assets may be invested in short-term investments. The short-term investments in which the Portfolio will invest are domestic money market instruments including repurchase agreements, certificates of deposit, bankers acceptances, time deposits, U.S. Government obligations, U.S. Govern-ment agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if unrated, determined by the Adviser to be of comparable quality. Please refer to the Portfolio's Statement of Additional Information for a detailed description of commercial paper ratings.

  The Fund has received an Order from the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, bankers acceptances and other short-term securities as outlined above under "Short-Term Investments". In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the se-curity plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repur-chase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in com-pliance with the previous sentence.

  There are some risks involved in repurchase agreements. If the seller de-faults on its agreement to buy back the securities and the value of those se-curities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its owner-ship of the underlying securities. The Adviser believes that these risks can be controlled by carefully reviewing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction.

  The Fund has received an Order from the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agree-ments on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such re-purchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio se-curities to the extent that greater than one-third of its assets at fair mar-ket value would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified bro-kers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral when-ever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with re-spect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENT COMPANIES

  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies ad restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

PORTFOLIO TURNOVER
  This Portfolio is managed for long-term appreciation rather than short-term trading profits. As a result, the Adviser seeks to keep portfolio turnover as low as possible depending on market conditions and generally below 150%. (A turnover rate of 100% would mean that all securities in the Portfolio would be replaced within a one-year period.) Occasionally, when the market shifts sud-denly or when the prospects for individual bonds change quickly, the Adviser may find it necessary to sell securities which have not been in the Portfolio for very long. High rates of portfolio turnover necessarily result in heavier brokerage and portfolio trading costs which is paid by the Portfolio. Higher rates of turnover may result in the realization of capital gains. To the ex-tent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purpos-es. The Portfolio will not normally engage in short-term trading, but it re-serves the right to do so.

                            INVESTMENT LIMITATIONS
  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

  (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments is-sued or guaranteed by the U.S. Government or any of its agencies or in-strumentalities);

  (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

  (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or for-eign governments or their political subdivisions) that have (with prede-cessors) less than 3 years of continuous operation;

  (d) The Portfolio may not invest more than 25% of its assets in companies within a single industry; however, there are no limitations on invest-ments made in instruments issued or guaranteed by the U.S. Government and its agencies;

  (e) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act and the rules, regulations and interpretations of the Commission;

  (f) The Portfolio may not borrow except from banks in extraordinary circum-stances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its gross assets and (2) cannot buy additional securities if it borrows more than 5% of its total assets; and

  (g) The Portfolio may not pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the Statement of Additional Informa-tion as well as the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. to investors at net asset value without a sales commission. The required minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial in-vestment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established shareholder servicing relationships with the Fund on behalf of their custom-ers. Service Agents may impose additional or different conditions or other ac-count fees on the purchase and redemption of Portfolio shares by their custom-ers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent conditions regarding purchases and redemptions. Shareholders who are cus-tomers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may in-clude transaction fees and/or service fees paid by the Fund from the Fund as-sets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one par-ticular class of shares over another in the Fund.

  Service Agents may enter confirmed purchases on behalf of their customers. If you buy shares of the Portfolio in this manner, the Service Agent must re-ceive your investment order before the close of trading on the NYSE, generally 4:00 p.m. (Eastern Time) and transmit it to the Fund's Sub-Transfer Agent (prior to the close of the Sub-Transfer Agent's business day) and to the Dis-tributor to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfo-lio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL

  If you have not invested in this Portfolio before, you will have to fill out an Account Registration Form, which can be obtained by calling the Fund at 1-800-638-7983. Once you have filled out the information on the form, separate the two copies and sign both. We require an original signature on both copies. Mail the original copy, together with a check payable to UAM Funds Trust, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Mail the other copy, without the check, to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  To make additional investments to an account you have already established, simply mail your check to UAM Funds Service Center at the address above. Make sure that your account number, account name, and the name of the Portfolio are clearly indicated on the check so that we can properly credit your account.

  For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after re-ceipt. Investments received by 4 p.m. Eastern Time will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market close on Tuesday.)

HOW TO BUY SHARES BY WIRE
  To make an initial investment by wire, you must first telephone the Fund at 1-800-638-7983. A representative will then ask you to provide the account num-ber from which you plan to wire the funds, the bank or financial institution, its address, phone number and your social security or taxpayer identification number. You will then tell the representative which Portfolio you wish to in-vest in and how much you want to invest. The representative will then provide you with an account number and a wire control number. Please write it down and keep it for your records.

  Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, The Chase Manhattan Bank ("Custodian Bank"). You will be asked to provide the following information:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          (Your Account Registration)
                             (Your Account Number)
                             (Wire Control Number)

  After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to the UAM Funds Service Center as soon as possible. You can obtain forms by calling the UAM Funds Service Center at 1-800-638-7983. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

  Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

OTHER PURCHASE INFORMATION
  Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders of the Portfolio when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

  Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the sharehold-er. Certificates for fractional shares, however, will not be issued.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the securities will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you re-ceive any such items, you must deliver them to the Fund immediately. Securi-ties acquired by the Portfolio through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

    . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them.

    . The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regulation.

    . The value of the securities exchanged does not increase the Portfo-lio's position in any specific issuer's security to more than 5% of the Portfolio's total net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

  Your request should be addressed to:

                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

BY MAIL
  To redeem by mail, you should include the following:

    . your share certificates, if we have issued them to you;

    . a letter which tells us how many shares you wish to redeem or, alter-natively, what dollar amount you wish to receive;

    . a signature guaranteed by your bank, broker or other financial insti-tution (see "Signature Guarantees" below); and

    . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-shar-ing plans and other organizations.

  If you are not sure which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reasonable precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded, and investors may be required to pro-vide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following instructions received by telephone that it reasonably believes are genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written re-quest must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder, and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

    . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the registered address; or

    . transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

    . on the written request for redemption; or

    . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

    . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock pow-er.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES
  You may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds--Institutional Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for ex-changes. Exchange requests may be made by phone or letter. Telephone exchanges may be made only if the Fund holds all share certificates and if the registra-tion of the two accounts is identical. Telephone exchanges received before 4 p.m. Eastern Time will be processed at the share price set after the market close the same day. Exchanges received after 4 p.m. Eastern Time will be exe-cuted at the share price determined at the market close on the following day. For additional information regarding responsibility for the authenticity of telephoned transaction instructions, see "How to Sell Shares--By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

  Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; howev-er, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        HOW SHARE PRICES ARE DETERMINED

  The value of each class of shares of the Portfolio is calculated every day that the NYSE is open. This means that shares are valued after the market close, generally at 4 p.m. Eastern Time on Monday through Friday, except for major holidays when the NYSE is closed.

  The value of each share is determined by adding up the total market value of all the securities in the Portfolio plus cash and other assets, deducting lia-bilities, then dividing by the total number of shares outstanding of the class. Net asset value includes interest on bonds and other fixed income secu-rities which is accrued daily. Bonds and other fixed income securities are valued according to the broadest and most representative market which will or-dinarily be the over-the-counter market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

  Bonds generate income in the form of periodic interest payments. The Portfo-lio will normally distribute substantially all of its net investment income (for tax purposes) from these payments to shareholders in the form of quar-terly dividends. You must instruct the Portfolio to pay out dividends and dis-tributions in cash to you or to reinvest them. The Account Registration Form has a box for your instructions. Unless you specifically tell us to distribute dividend and other income in cash, however, we will assume you want this in-come reinvested. By law, you must pay taxes on any dividend or interest income you receive on your investments whether distributed in cash or reinvested in shares.

The interest on municipal obligations will normally be exempt from federal taxes. The Portfolio will send you a statement annually telling you exactly how much dividend income you have earned for tax purposes.

CAPITAL GAINS
  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a bond. However, for tax purposes, the Portfolio does not need to "realize" or declare a capital gain unless it sells a bond which has appreciated.

  You can incur capital gains in two ways. First, if the Portfolio buys a bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are subtracted. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement annually informing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them, you will be responsi-ble for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

THE INVESTMENT ADVISER
  The Adviser is a registered investment adviser formed in 1979. Its business offices are located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. It is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM") and provides and offers investment management serv-ices to corporate, public and Taft-Hartley employee benefit plans, founda-tions, endowments, health care and other institutions and investors. The Ad-viser currently has $18 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.35%. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own ex-pense certain operating expenses otherwise payable by the Portfolio, if neces-sary, in order to keep the Portfolio's Institutional Class Shares total oper-ating expenses from exceeding 0.55% of average daily net assets through Decem-ber 31, 1997. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Fund.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholders servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and other shareholder services and receives from such entitites .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  JOHN S. WILLIAMS -- Fixed Income Principal and the first fixed income port-folio manager at the Adviser in 1983. Mr. Williams has also managed balanced and municipal portfolios during his 20 year investment career. Prior to join-ing the Adviser, he was responsible for the management of all fixed income as-sets at Southland Trust, Dallas, Texas, and prior to that was a portfolio man-ager and securities analyst at InterFirst Bank Dallas Trust Department. Mr. Williams has served on the Advisory Committee for the Texas Teachers Retire-ment System and is an active member in the Dallas Investment Analysts Society. He currently is a Director of United Asset Management Corporation. Mr. Wil-liams is a Chartered Financial Analyst, earning his MBA in 1976 and BBA in 1975 from Texas Christian University.

  DAVID R. HARDIN -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1987, Mr. Hardin was the Vice President and Director of the Fixed Income Group of RepublicBank Dallas Trust Department. In that posi-tion, he was responsible for the management of all taxable and tax-exempt fixed income assets of the Trust Division, including all separately managed accounts, collective investment fund products, and the creation of and manage-ment of an SEC-registered mutual fund. Prior to attaining the Director's posi-tion, Mr. Hardin was a taxable portfolio manager and also served as the credit analyst for the Trust Division. He started his investment career as a private placement credit analyst while employed by American General Insurance Co. in Houston in 1976. Mr. Hardin received an M.Sc. from The London School of Eco-nomics in 1975 and a BBA from Texas Christian University in 1973.

  STEPHEN M. MILANO -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1990, Mr. Milano was employed at Salomon Brothers, Inc. in New York as a Vice President of the Fixed Income Strategy Group. In that role he was a specialist in developing portfolio structure and strategies for active management of taxable assets. While at Salomon he also served as Prod-uct Sales Manager for International Fixed Income Securities and as a Mortgage and Government Specialist. Prior to joining Salomon, Mr. Milano was employed as a portfolio manager and trader at Equitable Life Assurance Society. He re-ceived his BS in Economics with a concentration in Finance from the Wharton School of the University of Pennsylvania in 1980.

  J. SCOTT MCDONALD -- Fixed Income Portfolio Analyst/Trader. Mr. McDonald joined the Adviser in 1995 to serve as a security and portfolio specialist for the Fixed Income Group. In addition to security and portfolio analyst, he is responsible for systems analytics used in the evaluation of effective/option adjusted yield measurements for all securities and portfolios. He also serves as compliance monitor of all fixed income portfolios to ensure commonality of structure and diversification. Mr. McDonald previously served as the Senior Vice President and Portfolio Manger at Life Partners Group, Inc. in Dallas. While with Life Partners, he was responsible for implementing investment strategy for $3 billion in assets. Additionally, he has been employed by Texas Commerce Bank Houston as a Credit Supervisor and Lending Officer. He received his MBA in 1991 from the University of Texas at Austin and his BBA from South-ern Methodist University in 1986.

  DEBORAH J. ANDERSON -- Senior Portfolio Assistant. Ms. Anderson is responsi-ble for all administrative staff and their duties associated with the fixed income product management, including communication/liaison with all clients, custodial banks, and brokerage relationships. She supervises all operational aspects of fixed income security trading and works extensively with reporting requirements for all clients and regulatory agencies. Prior to joining the Ad-viser in 1988, Ms. Anderson served as a Trust Officer with Trust Company of Texas and its predecessor, Southland Trust Co. She received a BBA in Account-ing from the University of Texas at Arlington in 1974.

ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those of the separately managed ac-counts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed ac-counts are not subject to investment limitations, diversification require-ments, and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

       Barrow, Hanley, Mewhinney & Strauss, Inc. Composite Returns

               (Percentage Returns Net of Management Fees)

                                                                   Lehman Brothers
 Calendar Years                          Adviser                 Aggregate Bond Index
 --------------                          -------                 --------------------
 1986                                      15.13%                        15.26%
 1987                                       3.01%                         2.76%
 1988                                       7.67%                         7.89%
 1989                                      14.15%                        14.53%
 1990                                       8.99%                         8.96%
 1991                                      16.51%                        16.00%
 1992                                       7.73%                         7.40%
 1993                                      10.80%                         9.75%
 1994                                      -3.51%                        -2.92%
 1995                                      17.69%                        18.46%
 January 1, 1996 - June 30, 1996           -1.49%                        -1.21%
 Annualized through June 30, 1996           9.00%                         9.02%
 Cumulative through June 30, 1996         247.71%                       247.70%
 Ten Calendar Year Mean                     9.82%                         9.81%
 Value of $1 invested during
 January 1, 1986 - June 30, 1996          $ 3.48                        $ 3.48

-------

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, in-cluding, cash, cash equivalents, short-term investments, and securities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1986 had grown to $3.48 by June 30, 1996.

3. The TEN-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4. The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of se-curities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the ten-year period (1986-
   1995) was 0.33%, or 33 basis points. During the period, fees on the Advis-er's individual accounts ranged from 0.25% to 0.45% (that is (25 basis points to 45 basis points). Net returns to investors vary depending on the management fee.

THE ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank, merged with and into Chemical Banking Corporation, the parent company of Chem-ical Bank. Chemical Banking Corporation is the surviving corporation and will continue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts. A Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the BHM&S Total Return Bond Portfolio is 0.04% of aggregate net assets. The sub-adminis-tration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 mil-lion of total net assets of the Fund; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a gradu-ated minimum fee schedule per Portfolio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

THE DISTRIBUTOR
  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to the Portfolio's Institutional Class Shares offered in this Prospectus. The Agree-ment continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, approve it on an annual basis. This Agreement pro-vides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, state-ments of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of July 31, 1996, Hartnat & Co., Boston, MA held of record 100% of the outstanding shares of the BHM&S Total Return Bond Portfolio Insti-tutional Class Shares and 62% of the outstanding shares of the BHM&S Total Re-turn Bond Portfolio Institutional Service Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those per-sons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Service Class Shares represent an in-terest in the same assets of a Portfolio and are identical in all respects ex-cept that the Service Class Shares bear certain expenses related to share-holder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such dis-tribution expenditures. Information about the Service Class Shares of the Portfolios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the ex-tent required by the undertaking, the Fund will assist shareholder communica-tions in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
 BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
 Chicago Asset Management Value/Contrarian Portfolio
 Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
 C&B Balanced Portfolio
 C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
 FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
 IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
 MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
 Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

RICE, HALL, JAMES & ASSOCIATES
 Rice, Hall, James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
 SAMI Preferred Stock Income Portfolio
 Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

             CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

             INVESTMENT ADVISER: CHICAGO ASSET MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                      PROSPECTUS -- AUGUST 28, 1996

  Chicago Asset Management Intermediate Bond Portfolio is one of a series of investment portfolios available through UAM Funds Trust (hereinafter defined as "UAM Funds" or the "Fund"), an open-end investment company known as a "mu-tual fund." Each of the Portfolios that make up the Fund have different in-vestment objectives and policies. In addition, several of the Fund's Portfo-lios offer two separate classes of shares: Institutional Class Shares and In-stitutional Service Class Shares. Chicago Asset Management Intermediate Bond Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Chicago Asset Management Company.

  The Chicago Asset Management Intermediate Bond Portfolio seeks a high level of current income consistent with moderate interest rate exposure by investing primarily in investment grade bonds with an average weighted maturity between 3 and 10 years. There can be no assurance that the Portfolio will achieve its stated objective.

  Please keep this Prospectus for future reference since it contains the in-formation that you should understand before you invest. You may also wish to review the Chicago Asset Management Portfolios' "Statement of Additional In-formation" dated August 28, 1996 which was filed with the Securities and Ex-change Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus). Please call or write the Fund at the above address to obtain a free copy of this Statement.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION  NOR HAS THE
     SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE   SECURITIES
      COMMISSION  PASSED  UPON  THE  ACCURACY OF  THIS  PROSPECTUS.  ANY
        REPRESENTATION  TO   THE  CONTRARY  IS   A  CRIMINAL  OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   2
Financial Highlights.......................................................   3
Performance Calculations...................................................   4
Details on Investment Policies.............................................   4
Investment Limitations.....................................................  10
Buying, Selling and Exchanging Shares......................................  11
How Share Prices are Determined............................................  14
Dividends, Capital Gains Distributions and Taxes...........................  15
Fund Management and Administration.........................................  16
General Fund Information...................................................  19
UAM Funds -- Institutional Class Shares....................................  20

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the Chicago Asset Management Intermediate Bond Portfolio (the "Portfolio") includ-ing:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

     Sales Load Imposed on Purchases....................................... NONE
     Sales Load Imposed on Reinvested Dividends............................ NONE
     Deferred Sales Load................................................... NONE
     Redemption Fees....................................................... NONE
     Exchange Fees......................................................... NONE

  ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of ad-ministration, marketing and shareholder communication, and are usually quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

     Investment Advisory Fees..........................................  0.48%
     Administrative Fees...............................................  0.82%
     12b-1 Fees........................................................  NONE
     Other Expenses....................................................  0.78%
     Advisory Fees Waived and Expenses Assumed......................... (1.24)%
                                                                        -----
     Total Operating Expenses (After Fee Waiver and Expenses Assumed)..  0.84%*
                                                                        =====

-------------------
* Absent the fees waived and expenses assumed by the Adviser, annualized total operating expenses for the Portfolio, including revised administrative fees, would be 2.08%. The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Oper-ating Expenses of the Portfolio would be 0.80%. Until further notice, Chi-cago Asset Management Company has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's to-tal annual operating expenses (excluding interest, taxes and extraordinary expenses) from exceeding 0.80% of average daily net assets. The Portfolio will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio.

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended April 30, 1996 except that they have been restated to reflect current administrative fees. (See "Fund Management and Administration").

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Expenses...................................  $ 9     $27     $47     $104

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE:
  The Portfolio seeks a high level of current income consistent with moderate interest rate exposure by investing primarily in investment grade notes or bonds with an average weighted maturity between 3 and 10 years. There can be no assurance that the Portfolio will achieve its stated objective.

HOW IS THE PORTFOLIO MANAGED?
  Chicago Asset Management Company (the "Adviser") seeks to reduce the risk that is inherent in the fast-changing bond market while adding to the return available from a bond market index. (See "Details on Investment Policies.")

WHO MANAGES THE PORTFOLIO?
  The Adviser is a registered investment adviser specializing in the active management of stocks, bonds and balanced portfolios for institutional, tax-ex-empt clients. Founded in 1983, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has over $2 billion in as-sets under management. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who seek high current income from their investments and who wish to have moderate exposure to principal fluctua-tion.

HOW TO INVEST
  The Fund offers shares of the Portfolio through UAM Fund Distributors, Inc. to investors without a sales commission at net asset value next determined af-ter the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. (See "Buying, Selling and Exchanging Shares.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM
  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and over-seeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Investing in the Portfolio entails a number of risks. As with any bond in-vestment, shares of the Portfolio generally will rise in value when interest rates fall and vice versa. In addition, you should consider the following fac-tors that could effect the Portfolio's rate of return:

  . The Portfolio may engage in various strategies to seek to hedge its in-vestments against movements in security prices, interest rates, and cur-rency exchange rates by the use of derivatives including options and futures as well as options on futures. Such strategies are commonly re-ferred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or currencies, they are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any spe-cific time.

  . The Portfolio may invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds" and "high risk/high yield" se-curities.

  . The Portfolio may invest up to 10% of its assets in foreign issuers, which may involve greater risks than investments in domestic securities, such as foreign currency risk.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  Further information about these and other risk factors is contained in the "Details on Investment Policies" section of this Prospectus.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share data and ratios for a share outstanding throughout the period presented of the Chicago Asset Management Intermediate Bond Portfolio and is part of the Portfolio's Financial State-ments included in the Portfolio's 1996 Annual Report to Shareholders which is incorporated by reference into the Portfolio's Statement of Additional Infor-mation. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorpo-rated by reference into the Portfolio's Statement of Additional Information. The following information should be read in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                                                     JANUARY 24,   YEAR ENDED
                                                      1995** TO    APRIL 30,
                                                    APRIL 30, 1995    1996
                                                    -------------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD...............     $10.00       $10.33
                                                        ------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+............................       0.17         0.64
 Net Realized and Unrealized Gain on
  Investments+++...................................       0.26         0.14
                                                        ------       ------
  Total from Investment Operations.................       0.43         0.78
                                                        ------       ------
DISTRIBUTIONS
 Net Investment Income.............................      (0.10)       (0.64)
 Net Realized Gain.................................        --         (0.08)
                                                        ------       ------
  Total Distributions..............................      (0.10)       (0.72)
                                                        ------       ------
NET ASSET VALUE, END OF PERIOD.....................     $10.33       $10.39
                                                        ======       ======
TOTAL RETURN.......................................       4.31%++      7.62%++
                                                        ======       ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..............     $5,267       $7,981
Ratio of Net Expenses to Average Net Assets+.......       0.80%*       0.84%#
Ratio of Net Investment Income to Average Net
 Assets+...........................................       6.20%*       6.17%
Portfolio Turnover Rate............................          0%          24%

-------
  * Annualized.
 ** Commencement of Operations.
  + Net of voluntarily waived fees and expenses assumed by the Adviser of $.08 and $0.12 per share for the periods ended April 30, 1995 and April 30, 1996, respectively.
 ++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
+++ The amount shown for the year ended April 30, 1996 for a share outstanding throughout that year does not accord with the aggregate net losses on in-vestments for that year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the in-vestments of the Portfolio.
  # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Aver-age Net Assets would be 0.80%.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY
  The Portfolio seeks to achieve its objective by investing at least 65% of its total assets under normal circumstances in intermediate-term investment grade notes or bonds with an average weighted maturity between 3 and 10 years. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB), or, if unrated, of equivalent quality in the Adviser's judg-ment. Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Portfolio may invest no more than 10% of its as-sets in debt securities that at the time of purchase are rated lower than in-vestment grade. These are commonly referred to as "junk bonds". See the dis-cussion of high yield securities in "Other Investment Policies" below. The Ad-viser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the retention of securities is warranted. The Portfolio's Statement of Additional Information contains a more detailed description of corporate bond ratings.

  The Adviser will seek to achieve the Portfolio's objective by investing in the following securities: corporate notes and bonds, mortgage-backed securi-ties including collateralized mortgage obligations and asset-backed securities which are deemed by the Adviser and the rating agencies cited above to be of investment grade quality; variable rate and fixed rate debt securities which at the time of purchase are rated as investment grade; short-term securities deemed by the Adviser to have comparable ratings; and securities of, or guar-anteed by, the U.S. government, its agencies or instrumentalities.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar denominated securities, it reserves the right to pur-chase obligations of foreign governments, agencies, or corporations denomi-nated either in U.S. dollars or foreign currencies. The credit quality stan-dards applied to foreign obligations are the same as those applied to the se-lection of U.S. based securities.

  For temporary defensive purposes, the Portfolio may reduce its holdings of fixed income securities and increase, up to 100%, its holdings in short-term investments. The Adviser may employ a defensive investment posture during ad-verse market conditions. See "Short-Term Investments" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a temporary defensive position, it may not necessarily be pursuing its stated investment objective.

  The Portfolio is managed to control the risk of investing in the bond mar-ket. The Adviser's investment approach offers some protection from fluctuation in bond prices or volatility. Bond prices fluctuate dramatically due, most visibly, to changes in interest rates. Other factors impact the value of bonds held in a Portfolio, as well, including changes in:

  . Investors perception of the value of certain broad classes of bonds, such as corporate, government or mortgage-backed securities (sector positioning);

  . The relationship between long-term and short-term interest rates (the yield curve);

  . The correlation between yields offered on different types of bonds
    (spreads);

  . The likelihood that bonds will be redeemed before maturity (option-ad-justed spreads); and

  . The fact that the credit outlook for a specific security can change over time.

  Since so many different factors affect bond prices, it has been difficult, historically, for bond fund managers to outperform a bond market index. The Adviser believes this is particularly true of bond managers who try to predict interest rate movements. It has observed that these managers often change in-vestment strategy at the top or bottom of the market, adding to long-term bond holdings when interest rates are low and shoring up short-term positions when interest rates are high. This tendency naturally causes portfolio performance to vary widely. Therefore, the Adviser does not depend on the use of interest rate forecasting in managing the Portfolio.

  At market tops and bottoms, market psychology tends to drive bond prices to extremes, overshooting their long-term equilibrium levels. As a result, "con-ventional wisdom" about a given security or sector's price movement or rela-tive value, is often wrong. The Adviser believes it will be possible to add to the Portfolio's return by taking a contrarian approach and also focusing its efforts on the more traditional aspects of portfolio management. In particu-lar, the Adviser scrutinize sector valuations, coupons, call features and the shape of the yield curve in making its investment decisions. The Portfolio is conservatively constructed for income.

OTHER INVESTMENT POLICIES
  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's Statement of Additional Information, in the following securities, investments or investment techniques.

FOREIGN INVESTMENTS
  The Portfolio may invest up to 10% of its assets in securities of foreign issuers. Investors should recognize that investing in foreign securities in-volves certain risks which are not typically associated with investing in do-mestic securities. Since bonds issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested re-serves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  In addition, non-U.S.-based issuers are not subject to the same accounting, auditing and financial reporting standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of confiscatory taxation, expropriation or political insta-bility in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the United States. In addition, custodial ex-penses, that is, fees paid to foreign financial institutions for holding the Portfolio's securities, will generally be higher than would be the case in the United States.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

  The Portfolio may engage in various investment techniques, such as futures contracts, options on futures contracts, options, and interest rate swap transactions. See "Other Investment Policies -- Hedging and Related Strategies and Risk Considerations" for more information on these instruments.

HIGH YIELD/HIGH RISK SECURITIES
  The Portfolio may invest up to 10% of its assets in high yield securities which are rated below investment grade or are unrated. Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated se-curities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The Adviser will consider both credit risk and market risk in selecting fixed income securities for the Portfolio.

  The high yield securities market is still relatively new and its recent growth paralleled a long period of economic expansion and an increase in merg-er, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the sec-ondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

  Prices for high yield securities may be affected by legislative and regula-tory developments. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high yield securi-ties, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment port-folio and increasing the exposure of the Portfolio to the risks of high yield securities.

  The chart below indicates the Portfolio's weighted average composition of debt securities graded by S&P for the period from May 1, 1995 to April 30, 1996. The Portfolio did not invest in debt securities graded lower than in-vestment grade during this period.

DEBT SECURITIES
    RATINGS
  (STANDARD &                                                     PERCENTAGE OF
    POOR'S)                                                        NET ASSETS
---------------                                                   -------------
Government Agencies..............................................    46.86%
AAA..............................................................     9.67%
AA...............................................................    14.76%
A................................................................    23.84%
BBB..............................................................     4.88%

  The weighted average indicated above was calculated on a dollar weighted ba-sis and was computed as at the end of each month through April 30, 1996. The chart does not necessarily indicate what the composition of the Portfolio will be in the current and subsequent fiscal years. For a description of S&P's rat-ings of fixed income securities, see "Appendix -- Description of Securities and Corporate Bond Ratings" in the Statement of Additional Information.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  The Fund has received an Order from the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-ex-empt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on invest-ments relative to what it could earn individually.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

REPURCHASE AGREEMENTS
  In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the security plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repurchase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in com-pliance with the previous sentence.

  There are some risks involved in repurchase agreements. If the seller de-faults on its agreement to buy back the securities and the value of those se-curities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the Trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its owner-ship of the underlying securities. The Adviser believes that these risks can be controlled by carefully reviewing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction. The Portfolio may invest in repurchase agreements collateralized by U.S. gov-ernment securities, certificates of deposit, bankers acceptances and other short-term securities as outlined above under "Short-Term Investments".

  The Fund has received an Order from the Commission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repur-chase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly pur-chased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Occasionally, the Portfolio will invest in securities whose terms and char-acteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securi-ties are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objective at attractive prices -- not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
  The Portfolio may invest in pools of consumer loans or mortgages such as collateralized mortgage obligations. Asset-backed securities may consist of securities collateralized by shorter term loans such as automobile loans, home equity loans or credit card receivables, the payments from which are passed through to the security holder. The value of these securities may be signifi-cantly affected by changes in interest rates, the market's perceptions of the issuers, and the creditworthiness of the parties involved. Mortgage-backed se-curities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

  Mortgage-backed and asset-backed securities are also subject to prepayment risks. Prepayment risk is the possibility that, during periods of declining interest rates, mortgage prepayments will accelerate on mortgage-backed secu-rities, especially on those with high stated interest rates. Prepayment risk has two important effects. First, like bonds in general, mortgage-backed secu-rities will generally decline in price when interest rates rise. Second, when interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the Portfolio's rate of dividend income may be reduced. Mortgage-backed and asset-backed securities held by the Portfolio will be rated investment grade by Moody's or S&P at the time of purchase, or if unrated, determined to be of equivalent quality by the Adviser.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS

  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures contracts, and forward currency contracts. These instruments are commonly re-ferred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and op-tions not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account consisting of cash or liquid securi-ties equal to at least 100% of the Portfolio's commitment. The Statement of Additional Information contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian Bank. The Portfolio may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Statement of Additional Information.

  The Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transaction in connec-tion with the purchase or sale of a security, the Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly referred to as derivatives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting investment in illiquid securities to no greater than 15% of its net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Port-folio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in con-nection with such hedging strategies which may increase the Portfolio's ex-penses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio secu-rity at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possi-ble inability of the Portfolio to close out or to liquidate its hedged posi-tion.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be consid-ered the fair value of such securities.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio se-curities to the extent that greater than one-third of its assets at fair mar-ket value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified bro-kers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit is-sued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted. For additional information regarding the lending of se-curities, please see the Statement of Additional Information.

INVESTMENT COMPANIES
  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

PORTFOLIO TURNOVER
  This Portfolio is managed for long-term appreciation, rather than short-term trading profits. As a result, the Adviser seeks to keep portfolio turnover be-low 150%. (A turnover rate of 100% would mean that all securities in the Port-folio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market conditions. Occasionally, when the market shifts suddenly or when the prospects for individual bonds change quickly, the Adviser may find it necessary to sell securities which have not been in the Portfolio for very long. High rates of portfolio turnover necessarily result in heavier brokerage and portfolio trading costs which is paid by the Portfo-lio. Higher rates of turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions re-sulting from such gains are considered ordinary income for federal income tax purposes. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

                            INVESTMENT LIMITATIONS

  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

  (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments is-sued or guaranteed by the U.S. Government or any of its agencies or in-strumentalities);

  (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

  (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

  (d) The Portfolio may not invest more than 25% of its assets in companies within a single industry; however, there are no limitations on invest-ments made in instruments issued or guaranteed by the U.S. Government and its agencies;

  (e) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act and the rules, regula-tions and interpretations of the Commission;

  (f) The Portfolio may not borrow except from banks in extraordinary circum-stances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its total assets and
      (2) cannot buy additional securities if it borrows more than 5% of its total assets; and

  (g) The Portfolio may not pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the Statement of Additional Information, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of the Portfolio are offered through UAM Fund Distributor, Inc. to investors at net asset value without a sales commission. The required minimum initial investment in the Portfolio is $2,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial in-vestment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different condi-tions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other per-son entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Sub-Transfer Agent (prior to the close of the Sub-Transfer Agent's business day) and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the fol-lowing business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and re-demption requests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL
  If you have not invested in this Portfolio before, you will have to fill out an Account Registration Form, which can be obtained by calling the Fund at 1-800-638-7983. Once you have filled out the information on the form, separate the two copies and sign both. We require an original signature on both forms. Mail one copy, along with a check payable to UAM Funds Trust, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Mail the other copy, without the check, to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  To make additional investments to an account you have already established, simply mail your check to the UAM Funds Service Center at the address above. Make sure that your account number, account name, and the name of the Portfo-lio are clearly indicated on the check so that we can properly credit your ac-count.

  For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after re-ceipt. Investments received by 4:00 p.m. Eastern Time will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market closes on Tuesday.)

HOW TO BUY SHARES BY WIRE
  To make an initial investment by wire, you must first telephone the Fund at 1-800-638-7983. A representative will then ask you to provide the account num-ber from which you plan to wire the funds, the bank or financial institution, its address, phone number and your social security or taxpayer identification number. You will then tell the representative which Portfolio you wish to in-vest in and how much you want to invest. The representative will then provide you with an account number and a wire control number. Please write it down and keep it for your records.

  Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, The Chase Manhattan Bank ("Custodian Bank"). You will be asked to provide the following information:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                        (Your Account Registration)

                         (Your Account Number)
                           (Wire Control Number)

  After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to the UAM Funds Service Center as soon as possible. You can obtain forms by calling the UAM Funds Service Center at 1-800-638-7983. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

  Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

  . The securities are eligible to be included in the Portfolio and mar-ket quotes can readily be obtained for them, e.g., as evidenced by a listing on the American Stock Exchange, NYSE, NASDAQ, a foreign ex-change or bonds rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P.

  . The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regulation.

  . The value of the securities exchanged does not increase the Portfo-lio's position in any specific issuer's security to more than 5% of the Portfolio's net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

BY MAIL
  To redeem by mail, include:

  . your share certificates, if we have issued them to you;

  . a letter which tells us how many shares you wish to redeem or, al-ternatively, what dollar amount you wish to receive;

  . a signature guaranteed by your bank, broker or other financial in-stitution (see "Signature Guarantees" below); and

  . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

  If you are not sure which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and have returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reason-able precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an ac-count, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction re-quests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following instructions received by telephone that it reasonably believes are genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

  . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the registered address; or

  . transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank, as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

  . on the written request for redemption; or

  . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

  . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock pow-er.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES

  You may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) When you exchange shares, you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for ex-changes. Exchange requests may be made by phone or letter. Telephone exchanges may be made only if the Fund holds all share certificates and if the registra-tion of the two accounts is identical. Telephone exchanges received before 4:00 p.m. Eastern Time will be processed at the share price set after the mar-ket closes on the same day. Exchanges received after 4:00 p.m. Eastern Time will be executed at the share price determined at the market close on the fol-lowing day. For additional information regarding responsibility for the au-thenticity of telephoned transaction instructions, see "How to Sell Shares --
 By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

  Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; howev-er, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        HOW SHARE PRICES ARE DETERMINED

  The value of each share of the Portfolio is calculated every day that the NYSE is open. This means that shares are valued after the market close, gener-ally at 4:00 p.m. Eastern Time on Monday through Friday, except for major hol-idays when the NYSE is closed.

  The value of each share is determined by adding up the total market value of all the securities in the Portfolio plus cash and other assets, deducting lia-bilities and then dividing by the total number of shares outstanding.

  Net asset value includes interest on bonds and other fixed income securities which is accrued daily. Bonds and other fixed income securities are valued ac-cording to the broadest and most representative market which will ordinarily be the over-the-counter market. In addition, bonds and other fixed income se-curities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securi-ties. Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time assets are valued. For purposes of determining net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollar equivalents based upon the bid price of such currencies against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

  Bonds generate income in the form of periodic interest payments. The Portfo-lio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders in the form of quarterly dividends. You must instruct the Portfolio to pay out dividends and distributions in cash to you or to reinvest them. The Account Registration Form has a box for your in-structions. Unless you specifically tell us to distribute dividend and other income in cash, however, we will assume you want this income reinvested. By law, you must pay taxes on any dividend and other income you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annually telling you exactly how much dividend in-come you have earned for tax purposes.

CAPITAL GAINS
  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a bond. However, for tax purposes, the Portfolio does not "realize" a capital gain unless it sells a bond which has appreciated.

  You can incur capital gains in two ways. First, if the Portfolio buys a bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are subtracted. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement annually informing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them at, you will be respon-sible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfo-lio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

THE INVESTMENT ADVISER
  The Adviser is a registered investment adviser formed in 1983. Its business offices are located at 70 West Madison Street, 56th Floor, Chicago, IL 60602. It is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers investment management and advisory services to corpo-rations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $2 billion in as-sets under management.

  The Portfolio pays an annual fee in monthly installments to the adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average daily net assets in the Portfolio for that month. The percent-age fee on an annual basis is 0.48%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholders servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

     William W. Zimmer,  Executive Vice President and Chief Fixed Income Portfolio Manager
     Education:          Cornell College (Iowa), BA
                         Cornell University (New York), MBA
     Experience:         Joined Chicago Asset Management Company in 1988.
     Frank F. Holsteen,  Vice President
     Education:          Lake Forest College, BA, 1993
     Experience:         Joined Chicago Asset Management Company in 1993.
     Jon F. Holsteen,    President, CEO and Chief Investment Officer
     Education:          Lake Forest College, BA
     Experience:         Founded Chicago Asset Management Company in 1983.

ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those of the separately managed ac-counts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed ac-counts are not subject to investment limitations, diversification require-ments, and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

  Chicago Asset Management Company Intermediate Bond + Cash Composite Returns

                  For Individual Years Ended December 31

               (Percentage Returns Net of Management Fees)

                                                        Lehman Brothers
                                                          Intermediate
                                                      Government/Corporate
      Calendar Years                          Adviser        Index
      --------------                          ------- --------------------
      1985                                     22.0%          18.1%
      1986                                     15.2%          13.1%
      1987                                      0.7%           3.7%
      1988                                      7.0%           6.7%
      1989                                     13.0%          12.8%
      1990                                      8.8%           9.2%
      1991                                     17.1%          14.7%
      1992                                      8.6%           7.2%
      1993                                     10.2%           8.8%
      1994                                    (2.4)%         (1.9)%
      1995                                     15.8%          15.3%
      January 1, 1996 - April 30, 1996        (1.1)%         (1.2)%
      Annualized through April 30, 1996         9.9%           9.2%
      Cumulative through April 30, 1996       191.4%         171.7%
      11-Year Mean                             10.5%           9.8%
      Value of $1 invested during January 1,
      1985-April 30, 1996                     $ 2.91         $ 2.72

                     Chicago Asset Management Company

Intermediate Bond + Cash Returns for Various Periods Ended April 30, 1996

               (Percentage Returns Net of Management Fees)

                               (Unaudited)

                                                              Lehman Brothers
                                                                Intermediate
                                                            Government/Corporate
Periods Ended April 30, 1996                        Adviser        Index
----------------------------                        ------- --------------------
One-year period....................................  8.0%           7.8%
Three-year period (average annual).................  5.6%           5.1%
Five-year period (average annual)..................  8.8%           7.6%
Ten-year period (average annual)...................  8.4%           8.0%

-------------------

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research ("AIMR") on a going-forward basis beginning January 1, 1993, the Bank Administration In-stitute, and the Investment Counsel Association of America. Results prior to January 1, 1993 are not in compliance with AIMR, the only difference be-ing the use of end-of-period values to weight portfolios instead of begin-ning-of-period values. Market value of the account was the sum of the ac-count's total assets, including cash, cash equivalents, short-term invest-ments, and securities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1985 had grown to $2.91 by April 30, 1996.

3. The 11-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4. The LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX is an unmanaged index composed of a combination of the Government and Corporate Bond Indi-ces. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. government issues and $25 million for others. The Government Index in-cludes public obligations of the U.S. Treasury, issues of government agen-cies, and corporate debt backed by the U.S. government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income. As of April 30, 1996, the Lehman Brothers Intermediate Government/Corporate Bond Index was comprised of 78.18% Government Securities, 19.52% Corporate Bonds and 2.29% Yankee Bonds.

5. The Adviser's average annual management fee over the 11-year period (1985-
   1995) was 0.30% or 30 basis points. During the period, fees on the Advis-er's individual accounts ranged from 0.26% to 0.625% (that is, 26 basis points to 62.5 basis points). Net returns to investors vary depending on the management fee.

6. The intermediate fixed income + cash composite includes every intermediate fixed income account as of April 30, 1996. No accounts were excluded. As of April 30, 1996, this composite included all 10 intermediate fixed income portfolios, including the intermediate fixed income + cash portions of bal-anced accounts, totaling $229 million, which is 100% of the intermediate fixed income + cash assets under management/advisory. Leverage has not been used in any portfolios included in this composite. A list of all composites of the firm is available upon request.

THE ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI") a wholly-owned subsidiary of UAM Corporation with its principal office located at 211 Congress Street, Boston, MA 02110, is re-sponsible for performing and overseeing administration, fund accounting, divi-dend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such serv-ices to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effec-tive April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chemical Bank. Chemical Banking Corporation is the surviving corpo-ration and will continue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the Chicago Asset Management Intermediate Bond Portfolio is 0.04% of aggregate net assets. The sub-administration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Funds; 0.11 of 1% of the next $800 million of net assets of the Funds; 0.07 of 1% of total net as-sets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon incep-tion of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

THE DISTRIBUTOR
  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Distribution Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Distribution Agree-ment with respect to this Portfolio. The Distribution Agreement continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or interested per-sons of any such party, approve it on an annual basis. The Distribution Agree-ment provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospec-tuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. As of July 31, 1996, Edward Usher and Francis McCartin, Trustees, Pipe Fitters' Pension Fund Local 597, Chicago, IL held of record 89% of the outstanding shares of the Chicago Asset Management Intermediate Bond Portfolio Institutional Class Shares for which ownership is disclaimed or pre-sumed disclaimed. The persons or organizations owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Institutional Service Class Shares bear certain expenses re-lated to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relat-ing to such distribution expenditures. Information about the Service Class Shares of the Portfolios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder com-munications in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
  BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
  Chicago Asset Management Value/Contrarian Portfolio
  Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
  C&B Balanced Portfolio
  C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
  McKee U.S. Government Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
  FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
  IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
  MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
  Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio

RICE, HALL, JAMES & ASSOCIATES
  Rice, Hall, James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
  Sirach Equity Portfolio
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach Short-Term Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
  SAMI Preferred Stock Income Portfolio
  Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

              CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

             INVESTMENT ADVISER: CHICAGO ASSET MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                      PROSPECTUS -- AUGUST 28, 1996

  Chicago Asset Management Value/Contrarian Portfolio is one of a series of investment portfolios available through UAM Funds Trust (hereinafter defined as "UAM Funds" or the "Fund"), an open-end investment company known as a "mu-tual fund." Each of the Portfolios that make up the Fund have different in-vestment objectives and policies. In addition, several of the Fund's Portfo-lios offer two separate classes of shares: Institutional Class Shares and In-stitutional Service Class Shares. Chicago Asset Management Value/Contrarian Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Chicago Asset Management Company.

  The Chicago Asset Management Value/Contrarian Portfolio seeks capital appre-ciation by investing primarily in the common stock of large companies. The common stocks in which the Portfolio invests are generally ones which have performed poorly over the recent past but which may have the potential for better-than-average performance in the future. There can be no assurance that the Portfolio will achieve its stated objective.

  Please keep this Prospectus for future reference since it contains the in-formation that you should understand before you invest. You may also wish to review Chicago Asset Management Portfolios' "Statement of Additional Informa-tion" dated August 28, 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus). Please call or write the Fund at the above address to obtain a free copy of this Statement.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION  NOR HAS THE
     SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE   SECURITIES
      COMMISSION  PASSED  UPON  THE  ACCURACY OF  THIS  PROSPECTUS.  ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   2
Financial Highlights.......................................................   4
Performance Calculations...................................................   4
Details on Investment Policies.............................................   5
Investment Limitations.....................................................   9
Buying, Selling and Exchanging Shares......................................  10
How Share Prices are Determined............................................  14
Dividends, Capital Gains Distributions and Taxes...........................  14
Fund Management and Administration.........................................  15
General Fund Information...................................................  18
UAM Funds -- Institutional Class Shares....................................  19

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the Chicago Asset Management Value/Contrarian Portfolio (the "Portfolio") includ-ing:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

   Sales Load Imposed on Purchases:...................................   NONE
   Sales Load Imposed on Reinvested Dividends:........................   NONE
   Deferred Sales Load:...............................................   NONE
   Redemption Fees:...................................................   NONE
   Exchange Fees:.....................................................   NONE

  ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of ad-ministration, marketing and shareholder communication, and are usually quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

   Investment Advisory Fees:..........................................  0.625%
   Administrative Fees:...............................................  6.610%
   12b-1 Fees:........................................................    NONE
   Other Expenses:....................................................  6.030%
   Advisory Fees Waived and Expenses Assumed.......................... (12.21)%
                                                                       ------
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)...  1.060%*
                                                                       ======

-------------------
 * Absent the fees waived and expenses assumed by the Adviser, annualized to-tal operating expenses for the Portfolio, including revised administrative fees, would be 13.27%. The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses of the Portfolio would be 0.95%. Until further notice, Chicago Asset Management Company has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses (excluding interest, taxes and extraordinary expenses) from exceeding 0.95% of average daily net assets. The Portfolio will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio.

   The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended April 30, 1996 except that they have been restated to reflect current administrative fees. (See "Fund Management and Administration").

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses:....................................  $11     $34     $58     $129

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                         SUMMARY: ABOUT THE PORTFOLIO

OBJECTIVE:
  The Portfolio seeks capital appreciation by investing primarily in the com-mon stock of large companies. The common stocks in which the Portfolio invests are generally ones which have performed poorly over the recent past but which may have the potential for better-than-average performance in the future. There can be no assurance that the Portfolio will achieve its stated objec-tive.

HOW IS THE PORTFOLIO MANAGED?
  Chicago Asset Management Company (the "Adviser") focuses mainly on choosing individual stocks rather than trying to forecast the overall strength of the stock market. In particular, the Adviser seeks to invest in large, established quality companies whose stocks can be bought at attractive prices because of the market's misperceptions about the companies' value.

  As a contrarian, the Adviser seeks to invest by going against the consensus opinion on individual stocks. To discover the appropriate contrarian position, the Adviser stays in contact with stock market research analysts and takes their assumptions into account in determining whether stocks are undervalued or overvalued. (See "Details on Investment Policies.")

WHO MANAGES THE PORTFOLIO?
  The Adviser is a registered investment adviser specializing in the active management of stocks, bonds and balanced portfolios for institutional, tax-ex-empt clients. Founded in 1983, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has over $2 billion in as-sets under management. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who seek long-term capital apprecia-tion in their investments and who are comfortable with aggressively seeking long-term returns.

HOW TO INVEST

  The Fund offers shares of beneficial interest of the Portfolio through UAM Fund Distributors, Inc. to investors without a sales commission at net asset value next determined after the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The ini-tial investment minimum for IRA accounts is $500. The initial investment mini-mum for spousal IRA accounts is $250. The minimum for any subsequent invest-ment is $100. (See "Buying, Selling and Exchanging Shares.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM
  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and over-seeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Investing in the Portfolio entails a number of risks as with any stock in-vestment. Like any stock investment, shares of the Portfolio will rise and fall in value depending on market perceptions of the value of the underlying stocks. Share prices may also be affected by overall market movements and by changes in sector or industry performance.

  In addition, you should consider the following factors that could effect the Portfolio's rate of return:

  . The Portfolio may engage in various strategies to seek to hedge its in-vestments against movements in security prices, interest rates and cur-rency exchange rates by the use of derivatives including options and futures as well as options on futures. Such strategies are commonly re-ferred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securi-ties or currencies, they are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time.

  . The Portfolio may invest up to 10% of its assets in foreign issuers, which may involve greater risks than investments in domestic securities, such as foreign currency risk.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  Further information about these and other risk factors is contained in the "Details on Investment Policies" section of this Prospectus.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share data and ratios for a share outstanding throughout the period presented of the Chicago Asset Management Value/Contrarian Portfolio and is part of the Portfolio's Financial Statements included in the Portfolio's 1996 Annual Report to Shareholders which is incor-porated by reference into the Portfolio's Statement of Additional Information. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Portfolio's Statement of Additional Information. The following infor-mation should be read in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                                                                    YEAR ENDED
                                                DECEMBER 16, 1994** APRIL 30,
                                                 TO APRIL 30, 1995     1996
                                                ------------------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD..........        $10.00         $ 11.14
                                                      ------         -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+.......................          0.05            0.19
 Net Realized and Unrealized Gain on Invest-
  ments.......................................          1.13            2.86
                                                      ------         -------
  Total from Investment Operations............          1.18            3.05
                                                      ------         -------
DISTRIBUTIONS
 Net Investment Income........................         (0.04)          (0.23)
 Net Realized Gain............................            --           (0.29)
                                                      ------         -------
  Total Distributions.........................         (0.04)          (0.52)
                                                      ------         -------
NET ASSET VALUE, END OF PERIOD................        $11.14         $ 13.67
                                                      ======         =======
TOTAL RETURN..................................         11.81%++        28.00%++
                                                      ======         =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (thousands).........        $  696         $   892
Ratio of Net Expenses to Average Net Assets+..          0.95%*          1.06%#
Ratio of Net Investment Income to Average Net
 Assets+......................................          1.54%*          1.51%
Portfolio Turnover Rate.......................             4%             33%
Average Commission Rate##.....................           N/A         $0.0600

-------
 *  Annualized.
**  Commencement of Operations.
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $0.58 and $1.50 per share for the periods ended April 30, 1995 and April 30, 1996, respectively.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.95%.
## The Portfolio has elected to adopt the new SEC regulation requiring portfo-lios with fiscal years beginning on or after September 1, 1995 to disclose the average commission rate paid on trades for which commissions were charged.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY
  The Portfolio will invest primarily in the common stock of large capitaliza-tion companies which are defined as those with equity capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in se-curities convertible into common stock. There is no particular percentage of the Portfolio's assets to be invested in any one type of security, and it has the ability to purchase other securities that may produce capital appreciation such as non-convertible preferred stocks, rights and warrants to purchase com-mon stocks, and bonds. However, under normal circumstances, the Adviser antic-ipates no more than 5% of the Portfolio's total assets will be invested in in-vestment grade bonds which are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB), or if unrated, of equivalent quality in the Adviser's judgment. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the re-tention of securities is warranted. The Portfolio's Statement of Additional Information contains a detailed description of corporate bond ratings.

  The Portfolio seeks to outperform the market during most time periods, not by taking advantages of shifts in the overall direction of the market, but by identifying attractive stocks. The Portfolio will invest primarily in estab-lished, high-quality companies whose stock is selling at attractive prices due to short-term market misperceptions. Consistent with avoiding market timing is maintaining most individual common stock holdings in a somewhat equally weighted position in the portfolio. This is sometimes accomplished by rebalancing current holdings in response to a change in the market value of individual holdings over time. A portion of a holding which has become larger due to market value change may be sold. Conversely an additional purchase of shares of a current holding may be made if market value change has reduced the holding size in the total portfolio.

  The Adviser's investment style is categorized as large cap, bottom-up, val-ue-oriented and contrarian. Its investment philosophy and process is qualita-tive rather than quantitative, and its investment approach has four distin-guishing characteristics. First, it emphasizes large company stocks. Second, it employs a bottom-up approach which means that it will construct the Portfo-lio by focusing on individual stocks rather than industry groups or sectors. (Top-down investors would first decide which industries or sectors they wanted to emphasize and then would look for stocks that fit those requirements.) Third, it is value-oriented. This means that it invests in stocks which are perceived to be priced below their true value because the market does not rec-ognize their potential. And fourth, it is contrarian in that it goes against the common consensus when it invests. To maintain an effective contrarian pos-ture, it closely monitors market opinion makers, such as research analysts and commentators, and then evaluates the impact of their opinions on stock prices, in identifying securities which are perceived to be undervalued or overvalued. This results in active contrarian rebalancing of current holdings.

  The Adviser selects individual issues which offer a combination of some of the following characteristics:

  .  they are out-of-favor among market analysts;

  . they are priced below the mid-point of their trading range over the past year;

  . the issuing companies have maintained sound financial credit quality as measured by their balance sheets or they are expected to significantly improve;

  .  they are large companies with market values over $1 billion;

  . they have reasonable (based on normalized expected earnings) price-to-earnings ratios; and

  .  they pay or may become able to pay a dividend.

  When the Adviser believes that market conditions warrant a defensive posi-tion, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "Short-Term Investments and Repurchase Agreements" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a defen-sive position, it may not necessarily be pursuing its stated investment objec-tive.

OTHER INVESTMENT POLICIES
  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's Statement of Additional Information, in the following securities, investments or investment techniques.

FOREIGN INVESTMENTS
  The Portfolio may invest in foreign securities which involve additional risks not typically associated with investing in domestic securities. Since securities issued by foreign entities may be denominated in foreign curren-cies, and the Portfolio may temporarily hold uninvested reserves in bank de-posits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to con-vert funds from one currency to another.

  In addition, non-U.S.-based companies are not subject to the same account-ing, auditing and financial reporting standards as are domestic companies and may have policies that are not comparable to those of domestic companies. There may be less publicly-available information about non-U.S.-based compa-nies which may make it difficult to make investment decisions. Securities of some foreign companies are generally less liquid and more volatile than secu-rities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Political factors may have an impact in the form of confiscatory taxation, expropriation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the United States. In addition, custodial ex-penses, that is, fees paid to financial institutions for holding the Portfo-lio's securities, will generally be higher than would be the case in the United States.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign based companies in the form of American Depositary Receipts (ADRs). Investments in ADRs, which are domes-tic securities representing ownership rights in foreign companies, will not exceed 25% of the Portfolio's assets. ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADR's may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securities.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if unrated, determined by the Adviser to be of comparable quality. The Fund has received an Order from the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-ex-empt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on invest-ments relative to what it could earn individually.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

REPURCHASE AGREEMENTS
  In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the security plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repurchase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in com-pliance with the previous sentence.

  There are some risks involved in repurchase agreements. If the seller de-faults on its agreement to buy back the securities and the value of those se-curities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the Trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its owner-ship of the underlying securities.

  The Adviser believes that these risks can be controlled by carefully review-ing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction. The Portfolio may invest in re-purchase agreements collateralized by U.S. government securities, certificates of deposit, bankers acceptances and other short-term securities as outlined above under "Short-Term Investments".

  The Fund has received an Order from the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agree-ments on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such re-purchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Occasionally, the Portfolio will invest in securities whose terms and char-acteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securi-ties are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS

  To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures contracts, and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio's ability to use these strategies may be limited by market condi-tions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segre-gated account consisting of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The Portfolio may buy or sell futures con-tracts, write covered call options and buy put and call options on any securi-ty, index or currency including options and futures traded on foreign ex-changes and options not traded on exchanges. The Portfolio's Statement of Ad-ditional Information contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian Bank. The Portfolio may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Portfolio's Statement of Additional Information.

  The Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transaction in connec-tion with the purchase or sale of a security, the Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly referred to as derivatives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of its net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Port-folio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in con-nection with such hedging strategies which may increase the Portfolio's ex-penses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvanta-geous time due to the need for it to maintain "cover" or to segregate securi-ties in connection with hedging transactions and the possible inability of the Portfolio to close out or to liquidate its hedged position.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be consid-ered the fair value of such securities.

LENDING OF PORTFOLIO SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio se-curities to the extent that greater than one-third of its assets at fair mar-ket value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsis-tent with the Investment Company Act of 1940 (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collat-eral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned,
(b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term invest-ments). As with other extensions of credit, there are risks of delay in recov-ery or even loss of rights in the securities loaned if the borrower of the se-curities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstanc-es, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted. For additional information regarding the lending of se-curities, please see the Statement of Additional Information.

INVESTMENT COMPANIES
  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

PORTFOLIO TURNOVER
  This Portfolio is managed for long-term appreciation, rather than short-term trading profits. As a result, the Adviser seeks to keep portfolio turnover be-low 60%. (A turnover rate of 100% would mean that all securities in the Port-folio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market conditions. Occasionally, when the market shifts suddenly or when the prospects for individual stocks change quickly, the Adviser may find it necessary to sell securities which have not been in the Portfolio for very long. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so. The table set forth in "Fi-nancial Highlights" presents the Portfolio's historical portfolio turnover rates.

                            INVESTMENT LIMITATIONS

  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

  (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments is-sued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

  (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

  (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

  (d) The Portfolio may not invest more than 25% of its assets in companies within a single industry; however, there are no limitations on invest-ments made in instruments issued or guaranteed by the U.S. Government and its agencies;

  (e) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act and the rules, regula-tions and interpretations of the Commission;

  (f) The Portfolio may not borrow except from banks in extraordinary cir-cumstances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its total assets and
       (2) cannot buy additional securities if it borrows more than 5% of its total assets; and

  (g) The Portfolio may not pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the Statement of Additional Information, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. to investors at net asset value without a sales commission. The required minimum initial investment in the Portfolio is $2,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial in-vestment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different condi-tions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tions fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE and transmit it to the Fund's Sub-Transfer Agent (prior to the close of the Sub-Transfer Agent's business day) and to the Distributor to receive the day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption re-quests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL
  If you have not invested in this Portfolio before, you will have to fill out an Account Registration Form, which can be obtained by calling the Fund at 1-800-638-7983. Once you have filled out the information on the form, separate the two copies and sign both. We require an original signature on both forms. Mail one copy, along with a check payable to UAM Funds Trust, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Mail the other copy, without the check, to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  To make additional investments to an account you have already established, simply mail your check to the UAM Funds Service Center at the address above. Make sure that your account number, account name, and the name of the Portfo-lio are clearly indicated on the check so that we can properly credit your ac-count.

  For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after re-ceipt. Investments received by 4:00 p.m. Eastern Time will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market closes on Tuesday.)

HOW TO BUY SHARES BY WIRE
  To make an initial investment by wire, you must first telephone the Fund at 1-800-638-7983. A representative will then ask you to provide the account num-ber from which you plan to wire the funds, the bank or financial institution, its address, phone number and your social security or taxpayer identification number. You will then tell the representative which Portfolio you wish to in-vest in and how much you want to invest. The representative will then provide you with an account number and a wire control number. Please write it down and keep it for your records.

  Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, The Chase Manhattan Bank ("Custodian Bank"). You will be asked to provide the following information:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          (Your Account Registration)
                             (Your Account Number)
                             (Wire Control Number)

  After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to the UAM Funds Service Center as soon as possible. You can obtain forms by calling the UAM Funds Service Center at 1-800-638-7983. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

  Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired through an in-kind purchase will be acquired for investment and not for imme-diate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

  . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them, e.g., as evidenced by a listing on the American Stock Exchange, NYSE, NASDAQ, a foreign exchange or bonds rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P.

  . The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regu-lation.

  . The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Port-folio's net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

BY MAIL
  To redeem by mail, include:

  .  your share certificates, if we have issued them to you;

  . a letter which tells us how many shares you wish to redeem or, alterna-tively, what dollar amount you wish to receive;

  . a signature guaranteed by your bank, broker or other financial institu-tion (see "Signature Guarantees" below); and

  . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

  If you are not sure which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and have returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reason-able precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an ac-count, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction re-quests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following instructions received by telephone that it reasonably believes are genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

  . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the registered address; or

  .  transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank, as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

  .  on the written request for redemption; or

  . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

  . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES

  You may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) When you exchange shares, you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for ex-changes. Exchange requests may be made by phone or letter. Telephone exchanges may be made only if the Fund holds all share certificates and if the registra-tion of the two accounts is identical. Telephone exchanges received before 4:00 p.m. Eastern Time will be processed at the share price set after the mar-ket closes on the same day. Exchanges received after 4:00 p.m. Eastern Time will be executed at the share price determined at the market close on the fol-lowing day. For additional information regarding responsibility for the au-thenticity of telephoned transaction instructions, see "How to Sell Shares --
 By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

  Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; howev-er, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        HOW SHARE PRICES ARE DETERMINED

  The value of each share of the Portfolio is calculated every day that the NYSE is open. This means that shares are valued after the market close, gener-ally at 4:00 p.m. Eastern Time on Monday through Friday, except for major hol-idays when the NYSE is closed.

  The value of each share is determined by adding up the total market value of all the securities in the Portfolio plus cash and other assets, deducting lia-bilities and then dividing by the total number of shares outstanding.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such curren-cies against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

  Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders in the form of quarterly dividends. You must instruct the Portfolio to pay out dividends and distributions in cash to you or to reinvest them. The Account Registration Form has a box for your instructions. Unless you specifically tell us to distribute dividend income in cash, however, we will assume you want this income reinvested. By law, you must pay taxes on any dividend and other income you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annu-ally telling you exactly how much dividend income you have earned for tax pur-poses.

CAPITAL GAINS
  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a stock or bond. However, for tax purposes, the Portfolio does not "realize" a capital gain unless it sells a stock or bond which has appreciated.

  You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are sub-tracted. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement annually inform-ing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them at, you will be respon-sible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfo-lio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

THE INVESTMENT ADVISER
  Chicago Asset Management Company (the "Adviser") is a registered investment adviser formed in 1983. Its business offices are located at 70 West Madison Street, 56th Floor, Chicago, IL 60602. The Adviser is a wholly-owned subsidi-ary of United Asset Management Corporation ("UAM") and provides and offers in-vestment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and invest-ors. The Adviser currently has over $2 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average daily net assets in the Portfolio for that month. The percent-age fee on an annual basis is 0.625%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholders servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

Jon F. Holsteen,   President, CEO and Chief Investment Officer
Education:         Lake Forest College, BA
Experience:        Founded Chicago Asset Management Company in 1983.
Kevin J. McGrath,  Senior Vice President and Senior Portfolio Manager--Equities
Education:         Regis College, BA
                   St. Thomas College, MBA
Experience:        Joined Chicago Asset Management Company in 1991.
                   Vice President, Smith Barney, Harris Upham, Inc. 1985-1991.

ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those separately managed accounts be-cause such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other re-strictions imposed by the 1940 Act and the Internal Revenue Code; such condi-tions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the re-turn to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

     Chicago Asset Management Company Equity + Cash Composite Returns

                  For Individual Years Ended December 31

               (Percentage Returns Net of Management Fees)

      Calendar Years                                Adviser S&P 500 Stock Index
      --------------                                ------- -------------------
      1985                                           36.1%         32.0%
      1986                                           21.9%         18.4%
      1987                                            4.7%          5.2%
      1988                                           26.4%         16.8%
      1989                                           21.5%         31.6%
      1990                                          (8.1)%        (3.2)%
      1991                                           29.3%         30.6%
      1992                                           14.4%          7.6%
      1993                                           13.4%         10.1%
      1994                                            7.6%          1.3%
      1995                                           30.3%         37.6%
      January 1, 1996-April 30, 1996                 10.8%          6.9%
      Annualized through April 30, 1996              17.8%         16.5%
      Cumulative through April 30, 1996             538.7%        464.1%
      11-Year Mean                                   18.0%         17.1%
      Value of $1 invested during January 1, 1985-
      April 30, 1996                                $ 6.39        $ 5.64

                     Chicago Asset Management Company

      Equity + Cash Returns for Various Periods Ended April 30, 1996

               (Percentage Returns Net of Management Fees)

                               (Unaudited)

Periods Ended April 30, 1996                         Adviser S&P 500 Stock Index
----------------------------                         ------- -------------------
One-year period.....................................  29.6%         30.2%
Three-year period (average annual)..................  18.8%         17.2%
Five-year period (average annual)...................  16.8%         14.9%
Ten-year period (average annual)....................  15.2%         14.3%

-------------------

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short-term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1985 had grown to $6.39 by April 30, 1996.

3. The 11-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4. The S&P 500 STOCK INDEX is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite perfor-mance numbers set forth above.

5. The Adviser's average annual management fee over the 11-year period (1985-
   1995) was 0.40% or 40 basis points. During the period, fees on the Advis-er's individual accounts ranged from 0.25% to 1.00% (that is 25 basis points to 100 basis points). Net returns to investors vary depending on the management fee.

6. The equity + cash composite included every equity account as of April 30, 1996. No accounts were excluded. As of April 30, 1996, this composite in-cluded all 38 equity portfolios, including the equity + cash portions of balanced accounts, totaling $1.4 billion, which is 100% of the equity + cash assets under management/advisory. Leverage has not been used in any portfolios included in this composite. A list of all composites of the firm is available upon request.


THE ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI") a wholly-owned subsidiary of UAM Corporation with its principal office located at 211 Congress Street, Boston, MA 02110, is re-sponsible for performing and overseeing administration, fund accounting, divi-dend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such serv-ices to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effec-tive April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chemical Bank. Chemical Banking Corporation is the surviving corpo-ration and will continue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the Chicago Asset Management Value/Contrarian Portfolio is 0.06% of aggregate net assets. The sub-administration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Funds; 0.11 of 1% of the next $800 million of net assets of the Funds; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are al-located among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a sepa-rate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

THE DISTRIBUTOR
  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Distribution Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Distribution Agree-ment with respect to this Portfolio. The Distribution Agreement continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or interested per-sons of any such party, approve it on an annual basis. The Distribution Agree-ment provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospec-tuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. As of July 31, 1996, John F. McNamara, Norton H. Reamer, and William H. Park, Trustees, UAM Profit Sharing & 401(k) Plan, Chicago, IL, held of record 72% of the outstanding shares of the Chicago Asset Management Value/Contrarian Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those per-sons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Institutional Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios along with the fees and expenses asso-ciated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is re-quested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
  BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
  Chicago Asset Management Value/Contrarian Portfolio
  Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
  C&B Balanced Portfolio
  C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
  McKee U.S. Government Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
  FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
  IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
  MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
  Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio

RICE, HALL, JAMES & ASSOCIATES
  Rice, Hall, James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
  Sirach Equity Portfolio
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach Short-Term Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
  SAMI Preferred Stock Income Portfolio
  Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            HANSON EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

           INVESTMENT ADVISER: HANSON INVESTMENT MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                         PROSPECTUS -- AUGUST 28, 1996

  Hanson Equity Portfolio is one of a series of investment portfolios avail-able through UAM Funds Trust (hereinafter defined as "UAM Funds or the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and pol-icies. In addition, several of the Fund's Portfolios offer two separate clas-ses of shares: Institutional Class Shares and Institutional Service Class Shares. Hanson Equity Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Hanson Investment Man-agement Company.

  The Hanson Equity Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, primarily the common stock of large, U.S.- based companies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations. There can be no as-surance that the Portfolio will achieve its stated objective.

  Please keep this Prospectus for future reference since it contains informa-tion that you should understand before you invest. You may also wish to review the Hanson Equity Portfolio's "Statement of Additional Information" dated Au-gust 28, 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally con-sidered to be a part of this Prospectus). Please call or write the Fund at the above address to obtain a free copy of this Statement.

 THESE SECURITIES  HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY  THE SECURITIES
   AND EXCHANGE COMMISSION OR  ANY STATE SECURITIES  COMMISSION NOR HAS THE
    SECURITIES AND  EXCHANGE COMMISSION  OR A STATE  SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
       THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   2
Performance Calculations...................................................   3
Details on Investment Policies.............................................   3
Investment Limitations.....................................................   6
Buying, Selling and Exchanging Shares......................................   7
How Share Prices are Determined............................................  10
Dividends, Capital Gains Distributions and Taxes...........................  10
Fund Management and Administration.........................................  11
General Fund Information...................................................  15
UAM Funds -- Institutional Class Shares....................................  16

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the Hanson Equity Portfolio (the "Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

      Sales Load Imposed on Purchases:..................................... NONE
      Sales Load Imposed on Reinvested Dividends:.......................... NONE
      Deferred Sales Load:................................................. NONE
      Redemption Fees:..................................................... NONE
      Exchange Fees:....................................................... NONE

  ESTIMATED ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of administration, marketing and shareholder communication, and are usu-ally quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

      Investment Advisory Fees:........................................... 0.70%
      Administrative Fees:................................................ 0.24%
      12b 1 Fees:......................................................... NONE
      Other Expenses:..................................................... 0.38%
                                                                           ----
      Total Operating Expenses............................................ 1.32%
                                                                           ====

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Institutional Class Shares of the Portfolio will bear directly or indirectly. The fees and expenses set forth above are estimated amounts for its first year of operations assuming average daily net assets of $20 million.

  Hanson Investment Management Company has agreed to waive all or a portion of its advisory fees and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfo-lio's total annual operating expenses (excluding interest, taxes and extraor-dinary expenses) within the limits established by state securities laws, cur-rently from exceeding 2.50% of average daily net assets. The Fund will not re-imburse the Adviser for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Expenses:.....................................................  $13     $42

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSE MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE:
  The Hanson Equity Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, primarily the common stock of large, U.S.- based companies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations. There can be no as-surance that the Portfolio will achieve its stated objective.

HOW IS THE PORTFOLIO MANAGED?
  Hanson Investment Management Company (the "Adviser") believes that superior long-term results can be achieved by investing in a select number of well-man-aged companies that have clear business plans, specific financial goals, above-average earnings and dividend growth rates, and whose shares can be pur-chased at reasonable valuations.

WHO MANAGES THE PORTFOLIO?
  The Adviser is a registered investment adviser. Founded in 1973, the firm currently has over $1.1 billion in assets under management. The firm is a wholly-owned subsidiary of United Asset Management Corporation. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who seek maximum long-term total re-turn in their investments and who are comfortable with aggressively seeking long-term returns.

HOW TO INVEST

  The Fund offers shares of the Portfolio through UAM Fund Distributors, Inc., to investors without a sales commission at net asset value next determined af-ter the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100.

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM

  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange is open, without cost, at the net asset value of the Port-folio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and over-seeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Investing in the Portfolio entails a number of risks as with any stock in-vestment. Like any stock investment, shares of the Portfolio will rise and fall in value depending on market perceptions of the value of the underlying stocks. Share prices may also be affected by overall market movements and by changes in sector or industry performance.

  In addition, you should consider the following factors that could effect the Portfolio's rate of return:

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio's performance may depend on the ability of the Adviser who has substantial experience as an investment adviser but limited experi-ence as an adviser to a mutual fund.

  Further information about these and other risk factors is contained in the "Details on Investment Policies" section of this Prospectus.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's Statement of Additional Information.

  Since this is a new Portfolio, we can offer no information about past port-folio investment performance. When this information becomes available, you will find it, together with comparisons to appropriate indices, in the Portfo-lio's Annual Report to Shareholders, which may be obtained without charge.

  Write to UAM Funds Trust at the address on the front cover of this Prospec-tus or call 1-800-638-7983 to obtain your free copy of the Portfolio's Annual Report to Shareholders.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY
  In seeking its investment objective, the Portfolio will, under normal cir-cumstances, invest at least 80% of its total assets in equity securities, pri-marily the common stock of large capitalization, U.S.-based companies. Large capitalization companies are defined as those companies with market capital-izations greater than $1 billion at the time of purchase. Equity securities include common stock, preferred stock, rights and warrants. The Portfolio may also invest in short-term investments, convertible preferred stock and con-vertible bonds.

  Under unusual circumstances, when the Adviser believes that market condi-tions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "Short-Term Investments" and "Repurchase Agreements" below for a description of the types of short-term in-struments in which the Portfolio may invest. When the Portfolio is in a defen-sive position, it may not necessarily be pursuing its stated investment objec-tive.

  The basis of the Adviser's investment philosophy is to "buy the company, not the stock." The Adviser believes that superior long-term results can be achieved by investing in a select number of well-managed companies that have clear business plans, specific financial goals, above-average earnings and dividend growth rates, and whose shares can be purchased at reasonable valua-tions. The Adviser's stock selection process is a bottom-up approach which means that it will construct the Portfolio by focusing on individual stocks rather than industry groups or sectors. (Top-down investors would first decide which industries or sectors they want to emphasize and then would look for stocks that fit those requirements.) In determining a suitable equity invest-ment, the Adviser evaluates a prospective company using the following process:

  1. The Adviser asks three questions:

    a. Does the Adviser understand the company's business?

    b. Is the company's management shareholder-conscious?

    c. Is the company's long-term outlook favorable?

  2. The Adviser subjects the company to a screen designed to select companies with the following characteristics:

    -- reasonable price-to-earnings ratio

    -- above-average total return potential

    -- leader in its industry

    -- highly profitable

    -- financially strong

  3. Finally, the potential investment is put through an intensive review by the Investment Committee before it is added to the Portfolio.

  The Adviser sells equity investments when: (a) the company fails to meet the Adviser's investment criteria; (b) a more attractive investment is found; or
(c) the company's share price rises to a level that cannot be justified.

OTHER INVESTMENT POLICIES
  Under normal circumstances, the Portfolio may invest up to 20% of its as-sets, unless restricted by additional limitations described below or in the Portfolio's Statement of Additional Information, in the following securities or investment techniques:

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign based companies in the form of American Depositary Receipts (ADRs). ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADR's may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. (See "Foreign Securities" in the Statement of Additional Information for a description of the risks involved.)

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or, if unrated, de-termined by the Adviser to be of comparable quality.

  The Fund has received an Order from the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-ex-empt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on invest-ments relative to what it could earn individually.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

REPURCHASE AGREEMENTS
  In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the security plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repurchase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will if necessary require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence.

  There are some risks involved in repurchase agreements. If the seller de-faults on its agreement to buy back the securities and the value of those se-curities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its owner-ship of the underlying securities.

  The Adviser believes that these risks can be controlled by carefully review-ing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction. The Portfolio may invest in re-purchase agreements collateralized by U.S. government securities, certificates of deposit, bankers acceptances and other short-term securities as outlined above under "Short-Term Investments".

  The Fund has received an Order from the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agree-ments on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such re-purchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be consid-ered the fair value of such securities.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio se-curities to the extent that greater than one-third of its assets at fair mar-ket value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified bro-kers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit is-sued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfo-lio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in inter-est bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All rele-vant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER
  This Portfolio is managed for long-term appreciation, rather than short-term trading profits. As a result, the Adviser seeks to keep annual portfolio turn-over below 60%. (A turnover rate of 100% would mean that all securities in the Portfolio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market conditions. Occasionally, when the market shifts suddenly or when the prospects for individual stocks change quickly, the Adviser may find it necessary to sell securities which have not been in the Portfolio for very long. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so.

INVESTMENT COMPANIES
  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

                            INVESTMENT LIMITATIONS

  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

    (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

    (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

    (c) The Portfolio may not invest more than 5% of its assets in securi-ties of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

    (d) The Portfolio may not invest more than 25% of its assets in compa-nies within a single industry; however, there are no limitations on in-vestments made in instruments issued or guaranteed by the U.S. govern-ment and its agencies;

    (e) The Portfolio may not make loans except by purchasing debt securi-ties in accordance with its investment objective and policies or by lending its portfolio securities to banks, brokers, dealers or other fi-nancial institutions as long as the loans are made in compliance with the 1940 Act, and the rules, regulations and interpretations of the Com-mission;

    (f) The Portfolio may not borrow except from banks in extraordinary cir-cumstances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its gross assets and
    (2) cannot buy additional securities if it borrows more than 5% of its total assets; and

    (g) The Portfolio may not pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the Statement of Additional Informa-tion as well as the Portfolio's investment policies are not fundamental and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  Since the Portfolio's shares are marketed directly, without the intermedia-tion of brokers or dealers, the Adviser does not direct its brokerage and principal business to firms on the basis of how many Portfolio shares they have sold. However, the Adviser may place Portfolio orders with qualified bro-ker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Ad-viser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc., to investors at net asset value without a sales commission. The required minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial in-vestment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different condi-tions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or Distributor. The Service Agents may provide services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over an-other in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange (the "NYSE") and transmit it to the Fund's Sub-Transfer Agent (prior to the close of the Sub-Transfer Agent's business day) and to the Dis-tributor to receive the day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfo-lio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL
  If you have not invested in this Portfolio before, you will have to fill out an Account Registration Form, which can be obtained by calling the Fund at 1-800-638-7983. Once you have filled out the information on the form, separate the two copies and sign both. We require an original signature on both forms. Mail one copy, along with a check payable to UAM Funds Trust, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Mail the other copy, without the check, to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  To make additional investments to an account you have already established, simply mail your check to UAM Funds Service Center at the address above. Make sure that your account number, account name, and the name of the Portfolio are clearly indicated on the check so that we can properly credit your account.

  For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after re-ceipt. Investments received by 4 p.m. (Eastern Time) will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market close on Tuesday.)

HOW TO BUY SHARES BY WIRE
  To make an initial investment by wire, you must first telephone the Fund at 1-800-638-7983. A representative will then ask you to provide the account num-ber from which you plan to wire the funds, the bank or financial institution, its address, phone number and your social security or taxpayer identification number. You will then tell the representative which Portfolio you wish to invest in and how much you want to invest. The representative will then provide you with an account number and a wire control number. Please write it down and keep it for your records.

  Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, The Chase Manhattan Bank ("Custodian Bank"). You will be asked to provide the following information:

                           The Chase Manhattan Bank
                                ABA# 021000021
                                   UAM Funds
                         Credit DDA Acct. #9102772952
                          (Your Account Registration)
                             (Your Account Number)
                             (Wire Control Number)

  After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to the UAM Funds Service Center as soon as possible. You can obtain forms by calling the UAM Funds Service Center at 1-800-638-7983. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

  Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired by the Portfolio through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

  . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them, e.g., as evidenced by a listing on the American Stock Exchange, NYSE, NASDAQ or a foreign exchange.

  . The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regula-tion.

  . The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Portfo-lio's total net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price set after we receive your instructions to sell.

BY MAIL
  To redeem by mail, include:

  . your share certificates, if we have issued them to you;

  . a letter which tells us how many shares you wish to redeem or, alterna-tively, what dollar amount you wish to receive;

  . a signature guaranteed by your bank, broker or other financial institu-tion (see "Signature Guarantees" below); and

  . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

  If you are not sure of which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reasonable precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Nei-ther the Fund nor the Sub-Transfer Agent will be responsible for any loss, ad-ditional cost or expense for following transaction instructions received by telephone that it reasonably believes are genuine.

  To change the name of the commercial bank or the account designated to re-ceive redemption proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or ac-count must be signed by each shareholder and each signature must be guaran-teed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

  . Redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the regis-tered address.

  . Transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank, as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

  . on the written request for redemption; or

  . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

  . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES
  You may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges. Exchange requests may be made by phone or letter. Telephone ex-changes may be made only if the Fund holds all share certificates and if the registration of the two accounts is identical. Telephone exchanges received before 4 p.m. (Eastern Time) will be processed at the share price set after the market close the same day. Exchanges received after 4 p.m. (Eastern Time) will be executed at the share price determined at the market close the follow-ing day. For additional information regarding responsibility for the authen-ticity of telephoned transaction instructions. (See "How to Sell Shares -- By Telephone" above.)

  Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; howev-er, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. The Portfolio you are exchanging into must be registered in your state of residence. Remember, every time you exchange shares of one Port-folio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchanging shares if your investment has appreciated since you bought it. Con-sult your tax adviser to determine your liability for capital gains taxes.

                        HOW SHARE PRICES ARE DETERMINED

  We calculate the net asset value of each share of the Portfolio every day that the NYSE is open. This means that shares are revalued after the market close at 4 p.m. (Eastern Time) on Monday through Friday, except for major hol-idays.

  To determine how much each share is worth, we add up the total market value of all the securities in the Portfolio plus cash and other assets, deduct lia-bilities and then divide by the total number of shares outstanding.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such curren-cies against U.S. dollars quoted by any major bank or by a broker. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

  Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) from these investments as well as any interest earned from short-term invest-ments, to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annual-ly. You must instruct the Portfolio to pay out dividends and distributions in cash to you or to reinvest them. The Account Registration Form has a box for your instructions. Unless you specifically tell us to distribute dividend and other income in cash, however, we will assume you want this income reinvested.

  Reinvested dividend distributions will affect your tax liability. By law, you must pay taxes on any dividend or interest income you receive on your in-vestments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annually telling you exactly how much dividend in-come you have earned for tax purposes.

CAPITAL GAINS

  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a stock or bond. However, for tax purposes the Portfolio does not "realize" a capital gain unless it sells a stock or bond which has appreciated.

  You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are sub-tracted. The total is then divided by the number of shares outstanding. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement annually informing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them at, you will be respon-sible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfo-lio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

THE INVESTMENT ADVISER
  Hanson Investment Management Company (the "Adviser") is a registered invest-ment adviser formed in 1973. Its business offices are located at 4000 Civic Center Drive, Suite 200, San Rafael, CA 94903. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and of-fers investment management and advisory services to corporations, unions, pen-sions and profit-sharing plans, trusts, estates and other institutions and in-vestors. The Adviser currently has over $1.1 billion in assets under manage-ment.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.70%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The investment professionals at the Adviser who comprise the Investment Com-mittee and who are responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

CHARLES H. RAVEN, PRINCIPAL, PRESIDENT AND CHIEF INVESTMENT OFFICER
  Charles H. Raven joined Hanson Investment Management Company in 1983 as a principal of the firm. Prior to joining the firm, Mr. Raven was a senior port-folio manager for McCullough & Andrews and before that was Vice President, In-vestments at Lionel D. Edie & Company where he worked for fourteen years. Pre-viously, he worked in commercial banking with Bank of America. He received a BA from Stanford University and an MBA from Harvard Business School.

ANTHONY P. WILSON, PRINCIPAL, DIRECTOR OF MARKETING & CLIENT SERVICE

  Anthony P. Wilson joined Hanson Investment Management in 1995 as a principal of the firm. Over the past 25 years Mr. Wilson has held several senior manage-ment positions. Most recently he was Chief Financial Officer for The Lawrenceville School managing their Endowment Fund. Mr. Wilson also served as the senior US representative for J.P. Morgan's $11 billion international secu-rities management division, and as Vice President and Managing Director in the Asset Management Group at A.G. Becker Paribas. Mr. Wilson received a BA from the University of Colorado and a MA from Northwestern University.

DAVID E. POST, PRINCIPAL, PORTFOLIO MANAGER

  David E. Post joined Hanson Investment Management Company in 1994 as a port-folio manager. In 1983, Mr. Post founded CSI Capital Management, where he di-rected the investment of all managed assets. Previously, he served as presi-dent of HS Partners, Inc. He began his career at Merrill Lynch, Pierce, Fenner & Smith. Mr. Post received a BA from the University of California, Berkeley.

STEVEN E. CUTCLIFFE, PRINCIPAL, PORTFOLIO MANAGER
  Steven E. Cutcliffe joined Hanson Investment Management Company in 1991 as an assistant portfolio manager. In 1993, he was promoted to portfolio manager. Previously, Mr. Cutcliffe was Vice President, Corporate Finance for McGinn, Smith & Company and before that worked for Manufacturers Hanover Trust Compa-ny. He received an AB from Dartmouth College and an MBA from Amos Tuck School.

EDWARD J. LORAIN, DIRECTOR OF RESEARCH

  Edward J. Lorain joined Hanson Investment Management Company in 1984 as an equity research analyst. Mr. Lorain has consistently served the research needs of the firm and, in 1995, was promoted to Director of Research. Prior to join-ing Hanson, Mr. Lorain was a financial consultant for Dean Witter Reynolds, Inc. He received a BS from the University of California, Davis.

LISA M. COLLINS, VICE PRESIDENT, TRADING

  Lisa M. Collins joined Hanson Investment Management Company in 1986 as a portfolio administrator. She worked as a portfolio administrator and office manager prior to taking over the trading area in 1987. In 1993, Ms. Collins was named Vice President and continues to manage trading for the firm. Before joining Hanson Investment Management Company, she worked as a research assis-tant at Paine Webber, Inc. Previously, Ms. Collins worked as a portfolio ad-ministrator at Alliance Capital Management Co. and, before that, with Birr Wilson & Co. She received a BA from California Polytechnic University.

STEPHEN F. ROSENTHAL, CFA, RESEARCH ANALYST
  Stephen F. Rosenthal joined Hanson Investment Management Company in 1995 as a research analyst. Prior to joining Hanson, Mr. Rosenthal also was a Captain in the Marine Corps from 1983 to 1990, where he piloted Marine Attack Helicop-ters as a Naval Aviator. He received a BS from the University of Santa Clara and an MBA from the University of Southern California.

ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those of the separately managed ac-counts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed ac-counts are not subject to investment limitations, diversification require-ments, and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

          Hanson Investment Management Company Composite Returns

                  For Individual Years Ended December 31

               (Percentage Returns Net of Management Fees)

                                                 S&P 500
                                                  STOCK
     CALENDAR YEARS                    ADVISER    INDEX
     --------------                    -------   -------
     1979                                 17.8 %    18.6 %
     1980                                 24.8 %    32.4 %
     1981                                 11.4 %    (5.3)%
     1982                                 26.8 %    21.4 %
     1983                                 26.9 %    22.6 %
     1984                                  7.7 %     6.3 %
     1985                                 33.0 %    31.7 %
     1986                                 18.8 %    18.7 %
     1987                                 (1.0)%     5.3 %
     1988                                 24.1 %    16.6 %
     1989                                 28.5 %    31.7 %
     1990                                  0.3 %    (3.1)%
     1991                                 33.8 %    30.4 %
     1992                                  9.0 %     7.7 %
     1993                                  1.6 %    10.1 %
     1994                                 (4.5)%     1.2 %
     1995                                 34.0 %    37.8 %
     January 1, 1996-June 30, 1996        13.1 %    10.0 %
     Annualized through June 30, 1996     16.8 %    16.1 %
     Cumulative through June 30, 1996  1,422.4 % 1,267.0 %
     17-Year Mean                         17.2 %    16.7 %
     Value of $1 invested during
      January 1, 1979-June 30, 1996     $15.22    $13.67

-------

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short-term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1979 had grown to $15.22 by June 30, 1996.

3. The 17-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4. The S&P 500 STOCK INDEX is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite perfor-mance numbers set forth above.

5. The Adviser's average annual management fee over the 17-year period (1979-
   1995) was 0.40% or 40 basis points. During the period, fees on the Advis-er's individual accounts ranged from 0.32% to 1.00% (that is 32 basis points to 100 basis points). Net returns to investors vary depending on the management fee.

THE ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc., ("UAMFSI") a wholly-owned subsidiary of UAM, with its princi-pal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing administration, fund accounting, dividend dis-bursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chem-ical Bank. Chemical Banking Corporation is the surviving corporation and will continue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the Hanson Equity Portfolio is 0.04% of aggregate net assets. The sub-administration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 million of total net assets of the Fund; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

THE DISTRIBUTOR
  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio. The Agreement continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, approve it on an annual ba-sis. This Agreement provides that the Fund will bear the costs of the regis-tration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT

  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, a no-load, open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares rep-resent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the ex-tent required by the undertaking, the Fund will assist shareholder communica-tions in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
 BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
 Chicago Asset Management Value/Contrarian Portfolio
 Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
 C&B Balanced Portfolio
 C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
 FMA Small Company Portfolio

HANSON INVESTMENT MANAGEMENT COMPANY

 Hanson Equity Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
 IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
 MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
 Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

RICE, HALL, JAMES & ASSOCIATES
 Rice, Hall, James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
 SAMI Preferred Stock Income Portfolio
 Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                         IRC ENHANCED INDEX PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

                INVESTMENT ADVISER: INVESTMENT RESEARCH COMPANY

-------------------------------------------------------------------------------

                      PROSPECTUS -- AUGUST 28, 1996

  IRC Enhanced Index Portfolio is one of a series of investment portfolios available through UAM Funds Trust (hereinafter defined as "UAM Funds" or the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and pol-icies. In addition, several of the Fund's Portfolios offer two separate clas-ses of shares: Institutional Class Shares and Institutional Service Class Shares. IRC Enhanced Index Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Investment Research Company.

  The IRC Enhanced Index Portfolio is a mutual fund portfolio which seeks a total return exceeding that of the Standard & Poor's Composite Stock Price In-dex ("S&P 500"). IRC plans to achieve this objective by employing its proprie-tary analytic technology to invest in a diversified portfolio of common stocks that are listed in the S&P 500 ("S&P 500 stocks"). There can be no assurance that the objective will be achieved.

  Please keep this Prospectus for future reference since it contains informa-tion that you should understand before you invest. You may also wish to review the IRC Enhanced Index Portfolio's "Statement of Additional Information" dated August 28, 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus.) Please call or write the Fund at the above address to obtain a free copy of this Statement.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION  NOR HAS THE
     SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE  SECURITIES
       COMMISSION PASSED  UPON  THE  ACCURACY OF  THIS  PROSPECTUS. ANY
         REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   3
Financial Highlights.......................................................   4
Performance Calculations...................................................   4
Adviser's Historical Performance...........................................   5
Details on Investment Policies.............................................   6
Investment Limitations.....................................................   6
Buying, Selling and Exchanging Shares......................................   7
How Share Prices are Determined............................................  11
Dividends, Capital Gains Distributions and Taxes...........................  11
Fund Management and Administration.........................................  12
General Fund Information...................................................  14
UAM Funds -- Institutional Class Shares....................................  15

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the IRC Enhanced Index Portfolio (the "Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

Sales Load Imposed on Purchases............................................ NONE
Sales Load Imposed on Reinvested Dividends................................. NONE
Deferred Sales Load........................................................ NONE
Redemption Fees............................................................ NONE
Exchange Fees.............................................................. NONE

  ESTIMATED ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of administration, marketing and shareholder communication, and are usu-ally quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

Investment Advisory Fees...............................................  0.70 %
Administrative Fees....................................................  0.93 %
12b-1 Fees.............................................................  NONE
Other Expenses.........................................................  0.98 %
Advisory Fees Waived................................................... (0.11)%
                                                                        -----
Total Operating Expenses (After Fee Waiver)............................  2.50 %*
                                                                        =====

* Investment Research Company, the Adviser, has agreed to waive all or a por-tion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total an-nual operating expenses (excluding interest, taxes and extraordinary ex-penses) within the limits established by state securities law, currently from exceeding 2.50% of average daily net assets. The estimate above in-cludes the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Expenses for the period ended April 30, 1996 would be 2.52%. (See "Financial Highlights.") It is estimated that, if the Adviser did not waive fees, the Portfolio's total annual operating expenses would be 2.61% of average daily net assets.

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly. For purposes of calculating the estimated fees and expenses set forth above, it is assumed that the Portfolio's average daily net assets will be $4 million. As the Portfolio only commenced operations on January 23, 1996, its assets are at beginning levels. Assuming growth in assets, the Adviser ex-pects the Portfolio's Total Operating Expenses to decrease over time.

  The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Expenses......................................................  $25     $78

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE:
  The Portfolio seeks a total return exceeding that of the S&P 500.

HOW IS THE PORTFOLIO MANAGED?
  The Portfolio's assets are invested in stocks selected from the S&P 500 uni-verse of stocks. The Portfolio's investment adviser uses a sophisticated math-ematical model to guide its investment selections. The investment process seeks to select stocks whose stock prices taken together will perform better than the S&P 500. A key to this process is limiting risk.

  The Portfolio's investment policy to limit risk has three main elements. First, Investment Research Company (the "Adviser") classifies the S&P 500 uni-verse into 20 industrial sectors such as Transportation, Communications, and Health Care. Thus each sector contains 25 stocks, on average. Within each sec-tor, the Adviser selects an average of 10 stocks. Consequently, risk is lim-ited by diversification, since the Portfolio holds approximately 200 stocks, each from the S&P 500 universe. The second element of risk control is that once every three months the Portfolio is rebalanced so that the fraction of the Portfolio invested in each sector matches the sector's weight in the S&P
500. The third element of risk control is the Adviser's policy of selecting stocks for the Portfolio so that the weight of each stock in the Portfolio matches that stock's weight in the S&P 500, plus or minus a tolerance of ap-proximately .80%, or 80 basis points.

  In managing the Portfolio, the Adviser uses no futures contracts, no other derivatives, no short sales or other hedging strategies, and no repurchase agreements. The investment objective is intended to be achieved only through purchases of S&P 500 stocks and U.S. Treasury securities.

  To select stocks within each of the 20 sectors, the Adviser uses a mathemat-ical model developed during a combined total of 40 years of research by two of the Adviser's principals when they were professors in the Graduate School of Business at the University of Chicago. The model is based on the principle that institutional investors dominate the demand for stocks, and institutional preferences change slowly over the near term (3-6 months). These stable pref-erences are important determinants of the sensitivity of stock returns to trends now underway in factors such as inflation and interest rates and in in-dividual stock fundamentals such as dividends and price/earning ratios.

  The Adviser focuses on comparisons among stocks and not on market timing. Generally, the Portfolio will be fully invested in stocks from the S&P 500 universe. The Portfolio may invest up to 10% of its assets in short-term (one year or less to maturity) U.S. Treasury securities as a cash reserve to hold cash received from shareholders pending investment or to meet redemption re-quests from shareholders.

  The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P") chooses the stocks to be included in the S&P 500 solely on a statistical ba-sis. The weights of stocks in the S&P 500 are based on each stock's relative total market value which is defined as the stock's market price per share times the number of shares outstanding. Stocks currently in the S&P 500 repre-sent approximately three-quarters of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. (See "Details on Investment Policies.")

WHO MANAGES THE PORTFOLIO?
  The Adviser is Investment Research Company. The Adviser is a subsidiary of United Asset Management Corporation and has approximately $2.0 billion of as-sets under management for institutional investors, including corporations, state governments, labor unions, foundations, mutual funds, and individuals. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  Participants in 401(k) pension plans and other defined-contribution plans who believe that steady, highly diversified investments in stocks of major corporations offer the best returns over time, plus reasonable protection against inflation over the long run (10 years or more).

HOW TO INVEST
  The Fund offers shares of the Portfolio to investors through UAM Fund Dis-tributors, Inc. at net asset value next determined after the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500 with certain exceptions as may be determined from time to time by the Officers of the Fund. The minimum for subsequent investments is $100. (See "Buying, Selling and Ex-changing Shares.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of a quarterly dividend. Any realized net capital gains will be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM
  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and over-seeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration.")

                                 RISK FACTORS

  An investment in the Portfolio presents risks similar to what is generally termed "overall market risk". This means that the Portfolio presents risks roughly the same as those which would be incurred by investing in a portfolio comprised of the common stocks of all 500 companies listed in the S&P 500, with the weight of each stock in the portfolio equal to the stock's weight in the S&P 500. (See "Details on Investment Policies.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share data and ratios for a share outstanding throughout the period presented of the IRC Enhanced Index Portfo-lio and is part of the Portfolio's Financial Statements included in the Port-folio's 1996 Annual Report to Shareholders which is incorporated by reference into the Portfolio's Statement of Additional Information. The Portfolio's Fi-nancial Statements have been audited by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Portfolio's Statement of Additional Information. The following information should be read in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                                                               JANUARY 23, 1996*
                                                                      TO
                                                                APRIL 30, 1996
                                                               -----------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................      $ 10.00
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+.......................................         0.02
 Net Realized and Unrealized Gain on Investments..............         0.30
                                                                    -------
  Total from Investment Operations............................         0.32
                                                                    -------
DISTRIBUTIONS
 Net Investment Income........................................        (0.02)
                                                                    -------
NET ASSET VALUE, END OF PERIOD................................      $ 10.30
                                                                    =======
TOTAL RETURN..................................................         3.20%++
                                                                    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).........................      $ 3,933
Ratio of Net Expenses to Average Net Assets+..................         2.52%**#
Ratio of Net Investment Income to Average Net Assets+.........         0.67%**
Portfolio Turnover Rate.......................................           31%
Average Commission Rate.......................................      $0.0205

-------
 * Commencement of Operations.
** Annualized.
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $0.03 per share for the period ended April 30, 1996.
++ Total return would have been lower had certain fees not been waived and ex-
   penses assumed by the Adviser.
 # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 2.50%**.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                       ADVISER'S HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to the composite of equity accounts of tax-exempt clients of the Ad-viser (for a list of the Adviser's current clients, see "Fund Management and Administration"). These accounts had the same investment objective as the Portfolio and were managed using substantially similar (though not in all cases identical) investment strategies and techniques as those for the Portfo-lio. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an individual investor might achieve by investing in the Portfolio. The investment returns of the Portfolio may differ from those of individual client accounts because, among other things, the Portfolio's fees and expenses may differ from those of the indi-vidual accounts. The individual client accounts are not subject to certain in-vestment limitations, diversification requirements, and other restrictions im-posed by the Investment Company Act of 1940, as amended, (the "1940 Act") and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns of the individual client accounts.

                   IRC LARGE CAP CORE/BENCHMARK ENHANCEMENT
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

JANUARY 1
THROUGH
DECEMBER 31                                                  ADVISER     S&P 500
-----------                                                  -------     -------
1989                                                          35.97%      31.49%
1990                                                          -1.81%      -3.17%
1991                                                          30.60%      30.55%
1992                                                           8.32%       7.66%
1993                                                          12.06%       9.99%
1994                                                           3.29%       1.31%
1995                                                          35.83%      37.56%
January 1, 1996- June 30, 1996                                 8.75%      10.09%
Annualized through June 30 1996                               16.92%      15.88%
Cumulative through June 30, 1996                             222.92%     201.97%
Seven Year Mean                                               17.73%      16.48%
Value of $1 Invested During January 1, 1989-June 30, 1996      $3.23       $3.02

-------------------

Notes:1. The ANNUALIZED RATE OF RETURN is calculated from monthly data, al-lowing for compounding. The formula used is in accordance with the acceptable methods set forth by the Association of Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Amer-ica. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1989 had grown to $3.23 by June 30, 1996.

3. The SEVEN-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of U.S. large capitalization stocks.

5. The Adviser's average annual management fee over the seven-year period 1989-1995 was 0.51% or 51 basis points. During the period, fees on the Advis-er's individual accounts ranged from 0.20% to 0.80% (that is, from 20 to 80 basis points). Net returns to investors vary depending partly on the manage-ment fee.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY
  The investment objective of the Portfolio is to produce a total return ex-ceeding that of the S&P 500, although there is no guarantee that this objec-tive will be achieved.

  The Portfolio's assets are invested in the stocks of some but not all of the companies in the S&P 500 universe. The Portfolio's investment adviser uses a mathematical model to help make the investment decisions. The objective is to build the Portfolio whose returns will exceed those of the S&P 500. Every three months the Adviser evaluates each stock in the S&P 500 universe for in-clusion in the Portfolio, attempting to select the best performers, within constraints for risk control.

  The Adviser believes that institutions create the major demand for stocks, and institutional preferences change slowly over the short term (3-6 months). These stable preferences are therefore important determinants of the sensitiv-ity of stock returns to various factors and combinations of factors such as inflation and interest rates. Institutional investor preferences also depend on individual stock attributes such as price/earnings ratios and other funda-mentals. These preferences are identifiable, according to stock market re-search, so today's factor values can be used to estimate the short-term per-formance of each stock in each of 20 sectors of the S&P 500 universe relative to other stocks in that sector.

  The elements of risk control in the investment strategy are the following. Within the Portfolio, at least 90% of the net asset value is allocated strictly to stocks from the S&P 500 universe; the balance of 10% or less is allocated to short-term U.S. Treasury securities (maturities of one year or less). No hedging strategies, no financial derivatives, no futures contracts, no repurchase agreements, and no instruments other than S&P 500 stocks and U.S. Treasury securities are used to achieve the investment objective.

  Risk control is also achieved through rebalancing and diversification. The Portfolio is rebalanced every 90 days so its weights in each of 20 sectors of the S&P 500 universe match the weights of the sectors in the universe itself. Rebalancing is also done to insure that for each stock in the S&P 500 uni-verse, the stock's percentage weight in the Portfolio matches the stock's weight in the S&P 500, plus or minus a tolerance of approximately .80% (that is 80 basis points). Consequently, the Portfolio is highly diversified, hold-ing approximately 200 of the 500 stocks in the S&P 500 universe.

SHORT-TERM INVESTMENTS
  In order to maintain liquidity to meet anticipated redemptions and to hold cash received from shareholders pending investment, up to 10% of the Portfo-lio's assets may be invested in U.S. Treasury securities with maturities of one year or less.

PORTFOLIO TURNOVER
  The Adviser seeks to maintain turnover at a low level. Every 90 days, only the oldest one-third of the stocks (by value) in the Portfolio are considered for trading. It is anticipated that the Portfolio's annual turnover rate will not exceed 100% under normal circumstances. (A turnover rate of 100% would mean that all securities in the Portfolio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market con-ditions.

  Portfolio turnover may result in the realization of capital gains. To the extent that net short-term capital gains are realized, any distributions re-sulting from such gains are considered ordinary income for federal income tax purposes.

                            INVESTMENT LIMITATIONS

  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

  (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentali-
ties);

  (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

  (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

  (d) The Portfolio may not invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agen-cies;

  (e) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or by lending its port-folio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act, or the rules, reg-ulations and interpretations of the Securities and Exchange Commission;

  (f) The Portfolio may not borrow except from banks in extraordinary circum-stances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its gross assets and (2) cannot buy additional securities if it borrows more than 5% of its total assets; and

  (g) The Portfolio may not pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the Statement of Additional Informa-tion as well as the Portfolio's investment policies are not fundamental and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. to investors at net asset value without a sales commission. The required minimum initial investment for the Portfolio is $2,500, with certain exceptions deter-mined from time to time by the Officers of the Fund. The minimum for subse-quent investments is $100.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding pur-chases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were purchased di-rectly from the Fund or the Distributor. The Service Agents may provide share-holder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over an-other in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, (prior to the close of the Sub-Transfer Agent's business day) and to the Dis-tributor to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfo-lio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL
  If you have not invested in this Portfolio before, you will have to fill out an Account Registration Form, which can be obtained by calling the Fund at 1-800-638-7983. Once you have filled out the information on the form, please re-move the carbon, separate the two copies and sign both. We require an original signature on both forms. Mail one copy, along with a check payable to UAM Funds Trust, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Mail the other copy, without the check, to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  To make additional investments to an account you have already established, simply mail your check to the UAM Funds Service Center at the address above. Make sure that your account number, account name, and the name of the Portfo-lio are clearly indicated on the check so that we can properly credit your ac-count.

  For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after re-ceipt. Investments received by 4 p.m. Eastern Time will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market close on Tuesday.)

HOW TO BUY SHARES BY WIRE
  To make an initial investment by wire, you must first telephone the Fund at 1-800-638-7983. A representative will then ask you to provide the account num-ber from which you plan to wire the funds, the bank or financial institution, its address, phone number and your social security or taxpayer identification number. You will then tell the representative which Portfolio you wish to in-vest in, how much you want to invest and which bank is wiring the funds. The representative will then provide you with an account number and a wire control number. Please write it down and keep it for your records.

  Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, The Chase Manhattan Bank ("Custodian Bank"). You will be asked to provide the following information:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          (Your Account Registration)
                             (Your Account Number)
                            (Wire Control Number)

  After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to the UAM Funds Service Center as soon as possible. You can obtain forms by calling the UAM Funds Service Center at 1-800-638-7983. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

  Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired by the Portfolio through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

  . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them, e.g., as evidenced by a listing on the American Stock Exchange, NYSE or NASDAQ.

  . The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regu-lation.

  . The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Port-folio's total net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interest in such an exchange, we suggest you discuss any potential tax liability with your tax ad-viser before proceeding.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

BY MAIL
  To redeem by mail, include

  .  your share certificates, if we have issued them to you;

  . a letter which tells us how many shares you wish to redeem or, alterna-tively, what dollar amount you wish to receive;

  . a signature guaranteed by your bank, broker or other financial institu-tion (see "Signature Guarantees" below); and

  . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

  If you are not sure of which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reasonable precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Nei-ther the Fund nor the Sub-Transfer Agent will be responsible for any loss, ad-ditional cost or expense for following instructions received by telephone that it reasonably believes are genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Re-quests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

  . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the registered address; or

  .  transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

  .  on the written request for redemption; or

  . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

  . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed or under any emergency circumstances as determined by the Securities and Exchange Commis-sion (the "Commission").

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES
  You may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds--Institutional Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for ex-changes. Exchange requests may be made by phone or letter. Telephone exchanges may be made only if the Fund holds all share certificates and if the registra-tion of the two accounts is identical. Telephone exchanges received before 4 p.m. Eastern Time will be processed at the share price set after the market close the same day. Exchanges received after 4 p.m. Eastern Time will be exe-cuted at the share price determined at the market close the following day. For additional information regarding responsibility for the authenticity of tele-phoned transaction instructions, see "How to Sell Shares--By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

  Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; howev-er, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first se-curity and a purchase of the second. As a result, you may incur a tax liabil-ity by exchanging shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        HOW SHARE PRICES ARE DETERMINED

  We calculate the value of each share of the Portfolio every day that the NYSE is open. This means that shares are valued after the market close, gener-ally at 4 p.m. Eastern Time on Monday through Friday, except for major holi-days when the NYSE is closed.

  To determine how much each share is worth, we add up the total market value of all the securities in the Portfolio plus cash and other assets, deduct lia-bilities and then divide by the total number of shares outstanding.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

  Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) from its investments, as well as any interest earned from short-term invest-ments, to shareholders in the form of quarterly dividends. You must instruct the Portfolio to pay out dividends and distributions in cash to you or to re-invest them. The Account Registration Statement Form has a box for your instructions. Unless you specifically tell us to distribute dividend and other income in cash, however, we will assume you want this income reinvested. By law, you must pay taxes on any dividend you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annually telling you exactly how much dividend income you have earned for tax purposes.

CAPITAL GAINS
  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a stock or bond. However, for tax purposes, you do not need to "realize" capital gains unless you sell the stock or bond which has appreciated.

  You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are sub-tracted. The total is then divided by the number of shares outstanding. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement annually informing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them at, you will be respon-sible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES
  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends, and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

                      FUND MANAGEMENT AND ADMINISTRATION

THE INVESTMENT ADVISER
  The investment adviser to the Portfolio is Investment Research Company lo-cated at 16236 San Dieguito Road, Rancho Sante Fe, California 92067. The Ad-viser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, state governments, labor unions, mutual funds, and individuals.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.70%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  As of the date of this Prospectus, the Adviser had approximately $2.0 bil-lion in assets under management. The Adviser's clients at that date included Chevron Corporation, Ameritech Corporation, Energen Corporation, Lockheed Mar-tin Corporation, Minnesota Mining and Manufacturing, and Shell Oil Company (corporations); Bricklayers Pension Trust--Metropolitan Area Detroit, Oregon Retail Pension Trust Fund, Bricklayers Local #21 Pension Fund, Intermountain Ironworkers Pension Trust Fund, Retail Clerks Pension Trust Fund, and United Food and Commercial Workers (Taft Hartley clients); Louisiana Municipal Em-ployees' Retirement System, Oregon Public Employees' Retirement System, and Virginia Retirement System (states); and Cologne Reinsurance, Hawaii Medical Service Associations, Medical Malpractice of New York (insurance); and Lincoln Community Foundation (foundation).

  It is not known whether the listed clients approve or disapprove of the Ad-viser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

  The following paragraphs describe the background of the Adviser's officers who are principally involved in managing the Portfolio.

  F.J. (JERRY) GOULD, PH.D., PRESIDENT AND CEO: Principal, Investment Research Company, responsible for coordination of all aspects of IRC activity, with particular emphasis on performance, product research, new strategy development and client relations. The Hobart W. Williams Professor of Applied Mathematics and Management Science, Graduate School of Business at the University of Chi-cago, Mr. Gould has been a consultant in financial markets as well as a port-folio manager and trader in futures and equities for over 20 years. Mr. Gould is an investment committee member of the American Association of University Professors and also holds memberships in the American Finance Association, The American Economic Association, The Journal of Portfolio Management, the Opera-tions Research Society of America, The Institute of Management Science and the Society for Industrial and Applied Mathematics. He has been a registered CPO and CTA, and while a member of the Statistics Department at the University of North Carolina, Chapel Hill, was the first Chairman of the Curriculum in Oper-ations Research and Systems Analysis. Mr. Gould has authored five books, pub-lished over 80 papers in professional journals, and is a contributor of arti-cles appearing in the Wall Street Journal as well as other news publications.

  C.B. (TOM) GARCIA, PH.D., SENIOR VICE PRESIDENT AND DIRECTOR OF
RESEARCH: Principal, Investment Research Company, responsible for implementa-tion and management of all IRC computer strategies, in-house software develop-ment, data systems and new product testing. A Professor of Management Science at the Graduate School of Business, University of Chicago for sixteen years, Mr. Garcia has done extensive research on mathematical programming, complemen-tarity theory, fixed point approximations, nonlinear equations and equilibrium and game theory. With his expertise in computer applications and systems de-sign, Mr. Garcia has also been an active consultant in the area of pension fund administration. Mr. Garcia holds memberships in the Operations Research Society of America, The Institute of Management Science, the Society for In-dustrial and Applied Mathematics, the Mathematical Programming Society of America and the American Association of University Professors, and has pub-lished over 30 papers in professional journals as well as authored and edited several books.

  DAVID H. ZELLNER, SENIOR VICE PRESIDENT: Mr. Zellner is responsible for the day-to-day operations involving the implementation and administration of cli-ent portfolios. These responsibilities include trading, back office record keeping, performance accounting, and liaison with clients and custodial banks. Additionally, Mr. Zellner assists the investment team in product design and enhancements. He received his MBA in Finance from the University of Houston in 1979 and was awarded the CMA (Certified Management Accountant) designation in 1981. Prior to joining IRC in October, 1994, Mr. Zellner had been employed by Shell Oil Company for 17 years. His most recent assignment was that of Direc-tor of Equity Investments for the $10 billion Shell Retirement Plans. In this position, Mr. Zellner was responsible for assembling a diversified portfolio of equity managers. Additionally, he designed and managed two internal portfo-lios: one using a fundamental growth strategy and one using a quantitative value strategy. Mr. Zellner has delivered formal presentations at numerous professional conferences. Topics have included: efficient trading techniques, equity style management, and using derivatives in international portfolios.

THE ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI") a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chemical Bank. Chemical Banking Corporation is the surviving corporation and will con-tinue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the IRC En-hanced Index Portfolio is 0.04% of aggregate net assets. The sub-administra-tion fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 mil-lion of total net assets of the Fund; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a gradu-ated minimum fee schedule per Portfolio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

THE DISTRIBUTOR
  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to the Portfolio. The Agreement continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, approve it on an annual ba-sis. This Agreement provides that the Fund will bear the costs of the regis-tration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of July 31, 1996, Hartnat & Co., Boston, MA held of record 42% of the outstanding shares of the IRC Enhanced Index Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Insti-tutional Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distri-bution expenditures. Information about the Service Class Shares of the Portfo-lios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordi-narily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent re-quired by the undertaking, the Fund will assist shareholder communications in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
Acadian Emerging Markets Portfolio
Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
Chicago Asset Management Value/Contrarian Portfolio
Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
C&B Balanced Portfolio
C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
NWQ Balanced Portfolio
NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
Sirach Equity Portfolio
Sirach Fixed Income Portfolio
Sirach Growth Portfolio
Sirach Short-Term Reserves Portfolio
Sirach Special Equity Portfolio
Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
SAMI Preferred Stock Income Portfolio
Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                      MJI INTERNATIONAL EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

            INVESTMENT ADVISER: MURRAY JOHNSTONE INTERNATIONAL LTD.

-------------------------------------------------------------------------------

                      PROSPECTUS -- AUGUST 28, 1996

  MJI International Equity Portfolio is one of a series of investment portfo-lios available through UAM Funds Trust (hereinafter defined as "UAM Funds" or the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and policies. In addition, several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. MJI International Equity Portfolio currently offers two classes of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Murray Johnstone International Ltd.

  The MJI International Equity Portfolio seeks to maximize total return, in-cluding both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be in-vested in securities of issuers domiciled in at least three countries other than the United States. There can be no assurance that the Portfolio will achieve its stated objective.

  Please keep this Prospectus for future reference, since it contains informa-tion that you should understand before you invest. You may also wish to review the MJI Portfolio's "Statement of Additional Information," dated August 28, 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus). Please call or write the Fund at the above ad-dress to obtain a free copy of this Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COM- MIS-SION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESEN-TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   2
Financial Highlights.......................................................   4
Performance Calculations...................................................   4
Details on Investment Policies.............................................   5
Investment Limitations.....................................................   9
Buying, Selling and Exchanging Shares......................................  10
How Share Prices are Determined............................................  14
Dividends, Capital Gains Distributions and Taxes...........................  14
Fund Management and Administration.........................................  15
General Fund Information...................................................  17
UAM Funds -- Institutional Class Shares....................................  18

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the MJI International Equity Portfolio (the "Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

   Sales Load Imposed on Purchases:........................................ NONE
   Sales Load Imposed on Reinvested Dividends:............................. NONE
   Deferred Sales Load:.................................................... NONE
   Redemption Fees:........................................................ NONE
   Exchange Fees:.......................................................... NONE

  ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of ad-ministration, marketing and shareholder communication, and are usually quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

   Investment Advisory Fees:..........................................   0.75 %
   Administrative Fees:...............................................   1.07 %
   12b-1 Fees:........................................................   NONE
   Other Expenses:....................................................   1.35 %
   Advisory Fees Waived and Expenses Assumed:.........................  (1.65)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed):..   1.52 %*

-------
* Absent the fees waived and expenses assumed by the Adviser, annualized Total Operating Expenses of the Portfolio would be 3.17%. The annualized Total Op-erating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses of the Portfolio would be 1.50%. Murray Johnstone International Ltd. has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses oth-erwise payable by the Portfolio, if necessary, in order to keep the Portfo-lio's total annual operating expenses (excluding interest, taxes and ex-traordinary expenses) from exceeding 1.50% of average daily net assets until further notice. The Adviser will not be reimbursed by the Fund for any advi-sory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio.

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Institutional Class Shares of the Portfolio will bear directly or indirectly. The expenses and fees set forth above are based on the Portfolio's Institutional Class Shares operations dur-ing the fiscal year ended April 30, 1996, except that they have been restated to reflect current administrative fees (see "Fund Management and Administra-tion") and Advisory Fees Waived and Expenses Assumed have been restated to re-flect the Portfolio's Institutional Class Shares current expense cap.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses:....................................  $15     $48     $83     $181

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSE MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE:
  The Portfolio seeks to maximize total return, including both capital appre-ciation and current income, by investing primarily in the common stocks of companies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in at least three different countries other than the United States. There can be no assurance that the Portfolio will achieve its stated objective.

HOW IS THE PORTFOLIO MANAGED?
  The Portfolio's investment process focuses first on determining the proper country allocation, using a proprietary system to analyze economic, stock mar-ket and monetary policy factors in each national market. The system indicates which markets are the most promising, and Murray Johnstone International Ltd. (the "Adviser") decides the proportion the Portfolio should invest in each. Then, at the stock selection level, the Adviser identifies undervalued stocks in each market selected for investment. (See "Details on Investment Poli-cies.")

WHO MANAGES THE PORTFOLIO?

  The Adviser is an international investment adviser and is an affiliate of the Murray Johnstone Group ("MJ Group"), in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment pro-fessionals. It became a subsidiary of United Asset Management Corporation in 1993. The Adviser, the SEC-registered entity within the MJ Group, has $1.4 billion of assets under management and has a U.S. office in Chicago. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who wish to diversify their assets across a broad range of international markets. Like any international stock investment, this Portfolio should be considered primarily for long-term in-vestment by investors who are willing to tolerate short-term swings in the value of their assets for long-term returns.

HOW TO INVEST
  The Fund offers shares of beneficial interest of the Portfolio through UAM Fund Distributors, Inc. to investors without a sales commission at net asset value next determined after the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The ini-tial investment minimum for IRA accounts is $500. The initial investment mini-mum for spousal IRA accounts is $250. The minimum for any subsequent invest-ment is $100. (See "Buying, Selling and Exchanging Shares.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM
  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and over-seeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it participates in a large num-ber of stock markets around the world. The value of the Portfolio's invest-ments will vary from day to day, generally reflecting global economic and po-litical developments, conditions in global and national markets, changes in currency exchange rates, factors affecting individual stocks in the Portfolio and shifts in interest rates. In addition, you should consider the following factors that could effect the Portfolio's rate of return.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio may engage in various currency strategies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and move-ments in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve for-eign securities or currencies, they are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time.

  Further information about each of the above and other risk factors is con-tained in the "Details on Investment Policies" section of this Prospectus.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share data and ratios for a share outstanding throughout the period presented of the MJI International Equity Portfolio Institutional Class Shares and is part of the Portfolio's Financial Statements included in the Portfolio's 1996 Annual Report to Shareholders which is incorporated by reference into the Portfolio's Statement of Addi-tional Information. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also in-corporated by reference into the Portfolio's Statement of Additional Informa-tion. The following information should be read in conjunction with the Portfo-lio's 1996 Annual Report to Shareholders.

                                                                      YEAR
                                            SEPTEMBER 16, 1994**     ENDED
                                             TO APRIL 30, 1995   APRIL 30, 1996
                                            -------------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD......        $ 10.00           $  9.50
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income+....................           0.04              0.07
Net Realized and Unrealized Gain (Loss) on
 Investments+++...........................          (0.54)             0.75
                                                  -------           -------
Total from Investment Operations..........          (0.50)             0.82
                                                  -------           -------
DISTRIBUTIONS
Net Investment Income.....................            --              (0.00)@
In Excess of Net Investment Income........            --              (0.03)
Net Realized Gain.........................            --              (0.02)
                                                  -------           -------
Total Distributions.......................            --              (0.05)
                                                  -------           -------
NET ASSET VALUE, END OF PERIOD............        $  9.50           $ 10.27
                                                  =======           =======
TOTAL RETURN..............................        (5.00)%++           8.67%++
                                                  =======           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).....        $ 5,535           $ 8,592
Ratio of Net Expenses to Average Net As-
 sets+....................................           1.00%*           1.45%#
Ratio of Net Investment Income to Average
 Net Assets+..............................           1.49%*            0.88%
Portfolio Turnover Rate...................             81%               59%
Average Commission Rate##.................            N/A           $0.0316

-------
  * Annualized.
 ** Commencement of Operations.
  + Net of voluntarily waived fees and expenses assumed by the Adviser of $0.13 and $0.13 per share for the periods ended April 30, 1995 and April 30, 1996, respectively.
 ++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
+++ The amount shown for the period ended April 30, 1995 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the invest-ments of the Portfolio.
  # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Aver-age Net Assets would be 1.43%.
 ## The Portfolio has elected to adopt the new SEC regulation requiring port-folios with fiscal years beginning on or after September 1, 1995 to dis-close the average commission rate paid on trades for which commissions were charged.
 @ Amount is less than $0.01 per share.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY
  The Portfolio's investment process begins by seeking to determine the best possible allocation among international stock markets. The Portfolio's Adviser evaluates markets through a proprietary system which analyzes economic fac-tors, stock prices in each market, market performance and trends in monetary policy. Drawing on this information, the Adviser decides which markets the Portfolio should invest in and in what proportion.

  Once the country allocation decision has been made, the Adviser selects un-dervalued stocks in that market. The Adviser rates companies according to the quality of their management, market position, financial strength, ability to earn competitive returns on equity and assets, and growth potential. The Port-folio will invest in stocks that the Adviser determines are undervalued com-pared to industry norms within their countries. It is expected that invest-ments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries. (See "Foreign Investment Risk Factors.")

  Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of companies in at least three countries outside the United States. It is expected that generally, the Portfolio will invest in common stocks of companies listed on U.S. or foreign stock ex-changes, but it may also invest in stocks traded in the over-the-counter mar-ket. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. The Portfolio may also invest in convertible securities and preferred stocks. The Portfolio may also invest in foreign equity securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose mate-rial information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing own-ership of the underlying foreign securities.

FOREIGN INVESTMENT RISK FACTORS
  Investors should recognize that investing in foreign securities involves certain risks which are not typically associated with investing in domestic securities. Since securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  In addition, non-U.S.-based companies are not subject to the same account-ing, auditing and financial reporting standards as are domestic companies. There may be less publicly-available information about non-U.S.-based compa-nies which may make it difficult to make investment decisions. Also, stock markets outside the U.S. are typically less liquid -- that is, it is more dif-ficult to sell large quantities of a stock without driving its price down or to buy without pushing its price up. Market regulation may be less rigorous in some markets. Finally, political factors may have an impact in the form of confiscatory taxation, expropriation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securities, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

  Investing in the foreign securities of developing countries presents addi-tional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such re-spects as growth of gross domestic product, rate of inflation, currency depre-ciation, capital reinvestment, resource self- sufficiency and balance of pay-ments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, man-aged adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic condi-tions in the countries with which they trade.

  With respect to any developing country, there is the possibility of nation-alization, expropriation or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmental regulation, social instability or diplomatic develop-ments (including war) which could adversely affect the economies of such coun-tries or the value of the Portfolio's investments in those countries. In addi-tion, it may be difficult to obtain and enforce a judgement in a court outside of the United States.

  The Portfolio may engage in various investment techniques such as futures contracts, options on futures contracts, options, and interest rate swap transactions. See "Other Investment Policies-Hedging and Related Strategies and Risk Considerations" for more information on these instruments.

OTHER INVESTMENT POLICIES
  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's Statement of Additional Information, in the following securities, investments or investment techniques.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  The Fund has received an Order from the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-ex-empt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on invest-ments relative to what it could earn individually.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

REPURCHASE AGREEMENTS
  In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the security plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repurchase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in com-pliance with the previous sentence.

  There are some risks involved in repurchase agreements. If the seller de-faults on its agreement to buy back the securities and the value of those se-curities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its owner-ship of the underlying securities.

  The Adviser believes that these risks can be controlled by carefully review-ing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction. The Portfolio may invest in re-purchase agreements collateralized by U.S. government securities, certificates of deposit, bankers acceptances and other short-term securities as outlined above.

  The Fund received an Order from the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transac-tions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly pur-chased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Occasionally the Portfolio will invest in securities whose terms and charac-teristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securi-ties are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices -- not to in-crease its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account of cash, U.S. Government securities or high grade debt obligations equal to at least 100% of the Portfolio's commit-ment. The Statement of Additional Information contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Statement of Ad-ditional Information.

  The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transac-tion in connection with the purchase or sale of a security, the Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly known as derivatives. A swap is an agreement to exchange the return generated by one instrument for the re-turn generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on the movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such hedging strategies which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio secu-rity at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possi-ble inability of the Portfolio to close out or to liquidate its hedged posi-tion.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be consid-ered the fair value of such securities.

LENDING OF PORTFOLIO SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio se-curities to the extent that greater than one-third of its assets at fair mar-ket value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsis-tent with the Investment Company Act of 1940 (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collat-eral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned,
(b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term invest-ments). As with other extensions of credit there are risks of delay in recov-ery or even loss of rights in the securities loaned if the borrower of the se-curities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstanc-es, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENT COMPANIES
  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees it earned as a result of the Portfo-lio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

PORTFOLIO TURNOVER
  This Portfolio is managed for long-term appreciation, rather than short-term trading profits. It is expected that the annual portfolio turnover rate for the Portfolio will not exceed 75%. (A turnover rate of 100% would mean that all securities in the Portfolio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market conditions. Occasionally, when the market shifts suddenly or when the prospects for indi-vidual stocks change quickly, the Adviser may find it necessary to sell secu-rities which have not been in the Portfolio for very long. High rates of port-folio turnover necessarily result in heavier brokerage and portfolio trading costs which is paid by the Portfolio. Higher rates of turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordi-nary income for federal income tax purposes. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical port-folio turnover rates.

                            INVESTMENT LIMITATIONS
  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

  (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments is-sued or guaranteed by the U.S. Government or any of its agencies or in-strumentalities);

  (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

  (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

  (d) The Portfolio may not invest more than 25% of its assets in companies within a single industry; however, there are no limitations on invest-ments made in instruments issued or guaranteed by the U.S. Government and its agencies;

  (e) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act, as amended, and the rules, regulations and interpretations of the Commission;

  (f) The Portfolio may not borrow except from banks in extraordinary circum-stances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its gross assets and(2) cannot buy additional securities if it borrows more than 5% of its total assets; and

  (g) The Portfolio will not pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the Statement of Additional Information, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. to investors at net asset value without a sales commission. The required minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial in-vestment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for trans-mitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE and transmit it to the Fund's Sub-Transfer Agent (prior to the close of the Sub-Transfer Agent's business day) and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption re-quests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL

  If you have never invested in this Portfolio before, you will have to fill out an Account Registration Form, which can be obtained by calling the Fund at 1-800-638-7983. You will notice that the form includes a carbon copy. Once you have filled out the information on the form, please remove the carbon, sepa-rate the two copies and sign both. We require an original signature on both forms. Mail one copy, along with a check payable to UAM Funds Trust, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Mail the other copy, without the check, to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  To make additional investments to an account you have already established, simply mail your check to the UAM Funds Service Center at the address above. Make sure that your account number, account name, and the name of the Portfo-lio are clearly indicated on the check so that we can properly credit your ac-count.

  For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after re-ceipt. Investments received by 4 p.m. Eastern Time will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market close on Tuesday.)

HOW TO BUY SHARES BY WIRE

  To make an initial investment by wire, you must first telephone the Fund at 1-800-638-7983. A representative will then ask you to provide the account num-ber from which you plan to wire the funds, the bank or financial institution, its address, phone number and your social security or taxpayer identification number. You will then tell the representative which Portfolio you wish to in-vest in and how much you want to invest. The representative will then provide you with an account number and a wire control number. Please write it down and keep it for your records.

  Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, The Chase Manhattan Bank ("Custodian Bank"). You will be asked to provide the following information:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          (Your Account Registration)
                             (Your Account Number)
                            (Wire Control Number)

  After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to the UAM Funds Service Center as soon as possible. You can obtain forms by calling the UAM Funds Service Center at 1-800-638-7983. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

  Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria, which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired through an in-kind purchase will be acquired for investment and not for imme-diate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

  . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them, e.g., as evidenced by a listing on the American Stock Exchange, the NYSE, NASDAQ or a foreign exchange.

  . The investor assures the Fund that the securities are liquid and not sub-ject to any restrictions under the Securities Act of 1933 or any other law or regulation.

  . The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Portfo-lio's net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

BY MAIL
  To redeem by mail, include

  . your share certificates, if we have issued them to you;

  . a letter which tells us how many shares you wish to redeem or, alterna-tively, what dollar amount you wish to receive;

  . a signature guaranteed by your bank, broker or other financial institu-tion (see "Signature Guarantees" below); and

  . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

  If you are not sure which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and have returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reason-able precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an ac-count, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction re-quests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following transaction instructions received by telephone that it reasonably believes are genuine.

  To change the commercial bank or the account designated to receive redemp-tion proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

  . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the regis-tered address; or

  . transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank, as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

  . on the written request for redemption; or

  . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

  . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES

  You may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for ex-changes. Exchange requests may be made by phone or letter. Telephone exchanges may be made only if the Fund holds all share certificates and if the registra-tion of the two accounts is identical. Telephone exchanges received before 4:00 p.m. Eastern Time will be processed at the share price set after the mar-ket closes on the same day. Exchanges received after 4:00 p.m. Eastern Time will be executed at the share price determined at the market close on the fol-lowing day. For additional information regarding responsibility for the au-thenticity of telephoned transaction instructions, see "How to Sell Shares --
 By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; howev-er, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        HOW SHARE PRICES ARE DETERMINED

  The value of each share of the Portfolio is calculated every day that the NYSE is open. This means that shares are revalued after the market close, gen-erally at 4:00 p.m. Eastern Time on Monday through Friday, except for major holidays when the NYSE is closed.

  The value of the Portfolio share is determined by adding up the total market value of all the securities in the Portfolio plus cash and other assets, de-ducting liabilities and then dividing by the total number of shares outstand-ing.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such curren-cies against U.S. dollars quoted by any major bank or by a broker. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS
  Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders in the form of an annual dividend. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You must instruct the Portfolio to pay out dividends and distributions in cash to you or to reinvest them. The Account Registration Form has a box for your in-structions. Unless you specifically tell us to distribute dividend and other income in cash, however, we will assume you want this income reinvested.

  Reinvested dividend distributions will affect your tax liability. By law, you must pay taxes on any dividend or interest income you receive on your in-vestments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annually telling you exactly how much dividend in-come you have earned for tax purposes.

CAPITAL GAINS
  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a stock or bond. However, for tax purposes, the Portfolio does not "realize" a capital gain unless it sells a stock or bond which has appreciated.

  You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are sub-tracted. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement an-nually informing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or trade your shares. If you sell shares at a higher price than you bought them at, you will be respon-sible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfo-lio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

INVESTMENT ADVISER

  The Adviser is an international investment adviser and is an affiliate of the MJ Group, in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation ("UAM") in 1993. The Adviser, the SEC-registered entity within the MJ Group, has $1.4 billion of assets under man-agement and has a U.S. office in Chicago.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.75%. This investment advisory fee is higher than that paid by many mutual funds but not necessarily higher than fees paid by funds with investment objectives similar to that of the Portfo-lio.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The investment professional at the Adviser responsible for the day-to-day management of the Portfolio and his qualifications are as follows:

  RODGER SCULLION, MANAGING DIRECTOR OF THE ADVISER, has 25 years of invest-ment experience, the last 13 years based in Glasgow with the MJ Group. He is the portfolio manager of the Murray Smaller Markets Investment Trust, a closed-end investment fund registered in the United Kingdom, which invests in as many as 45 markets worldwide. Mr. Scullion is the Adviser's Chief Invest-ment Officer and the lead person on the country allocation team. During his tenure at the MJ Group, he has held portfolio management responsibilities for investments in the U.S., Europe, Japan and the Far East.

ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI") a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chemical Bank. Chemical Banking Corporation is the surviving corporation and will con-tinue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the MJI In-ternational Equity Portfolio is 0.06% of aggregate net assets. The sub-admin-istration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 million of total net assets of the Fund; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon incep-tion of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to the Portfolio's Institutional Class Shares offered in this Prospectus. The Agree-ment continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, approve it on an annual basis. This Agreement pro-vides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, state-ments of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. As of July 31, 1996, Hartnat & Co., Boston, MA held of rec-ord 42% of the outstanding shares of the MJI International Equity Portfolio Institutional Class Shares for which ownership is disclaimed or presumed dis-claimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both In-stitutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Institutional Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the ex-tent required by the undertaking, the Fund will assist shareholder communica-tions in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
    Acadian Emerging Markets Portfolio
    Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
    BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
    Chicago Asset Management Value/Contrarian Portfolio
    Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
    C&B Balanced Portfolio
    C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
    McKee U.S. Government Portfolio
    McKee Domestic Equity Portfolio
    McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
    DSI Disciplined Value Portfolio
    DSI Limited Maturity Bond Portfolio
    DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
    FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
    ICM Equity Portfolio
    ICM Fixed Income Portfolio
    ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
    IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
    MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
    Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
    NWQ Balanced Portfolio
    NWQ Value Equity Portfolio

RICE, HALL, JAMES & ASSOCIATES
    Rice, Hall, James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
    Sirach Equity Portfolio
    Sirach Fixed Income Portfolio
    Sirach Growth Portfolio
    Sirach Short-Term Reserves Portfolio
    Sirach Special Equity Portfolio
    Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
    SAMI Preferred Stock Income Portfolio
    Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
    Sterling Partners' Balanced Portfolio
    Sterling Partners' Equity Portfolio
    Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
    TS&W Equity Portfolio
    TS&W Fixed Income Portfolio
    TS&W International Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                      MJI INTERNATIONAL EQUITY PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES

            INVESTMENT ADVISER: MURRAY JOHNSTONE INTERNATIONAL LTD.

-------------------------------------------------------------------------------

                         PROSPECTUS -- AUGUST 28, 1996

  MJI International Equity Portfolio is one of a series of investment portfo-lios available through UAM Funds Trust (hereinafter defined as "UAM Funds" or the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and policies. In addition, several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institu-tions for services they provide to the owners of such shares. (See "Service and Distribution Plans.") MJI International Equity Portfolio currently offers two classes of shares. The securities offered in this Prospectus are Service Class Shares of one diversified Portfolio of the Fund managed by Murray Johnstone International Ltd.

  The MJI International Equity Portfolio seeks to maximize total return, in-cluding both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be in-vested in securities of issuers domiciled in at least three countries other than the United States. There can be no assurance that the Portfolio will achieve its stated objective.

  Please keep this Prospectus for future reference, since it contains informa-tion that you should understand before you invest. You may also wish to review the MJI International Equity Portfolio Service Class Shares' "Statement of Ad-ditional Information" dated August 28, 1996 which was filed with the Securi-ties and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus). Please call or write the Fund at the above address to obtain a free copy of this Statement.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION  NOR HAS THE
     SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE   SECURITIES
      COMMISSION  PASSED  UPON  THE  ACCURACY OF  THIS  PROSPECTUS.  ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   3
Performance Calculations...................................................   3
Details on Investment Policies.............................................   3
Investment Limitations.....................................................   8
Buying, Selling and Exchanging Shares......................................   9
Service and Distribution Plans.............................................  13
How Share Prices are Determined............................................  14
Dividends, Capital Gains Distributions and Taxes...........................  14
Fund Management and Administration.........................................  15
General Fund Information...................................................  17
UAM Funds -- Service Class Shares..........................................  18

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the MJI International Equity Portfolio (the "Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Service and Distribution Plans" for further information.

   Sales Load Imposed on Purchases:........................................ NONE
   Sales Load Imposed on Reinvested Dividends:............................. NONE
   Deferred Sales Load:.................................................... NONE
   Redemption Fees:........................................................ NONE
   Exchange Fees:.......................................................... NONE

  ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of ad-ministration, marketing and shareholder communication, and are usually quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

   Investment Advisory Fees:...........................................  0.75 %
   Administrative Fees:................................................  1.07 %
   12b 1 Fees: (Including Shareholder Servicing Fees)*.................  0.40 %
   Other Expenses:.....................................................  1.35 %
   Advisory Fees Waived and Expenses Assumed:.......................... (1.65)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)....  1.92 %+

-------
+ Murray Johnstone International Ltd. has voluntarily agreed to waive a por-tion of its advisory fees and to assume as the Adviser's own expense operat-ing expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's Service Class Shares total annual operating expenses (excluding interest, taxes and extraordinary expenses) from exceeding 1.90% of average daily net assets until further notice. If it were not for the fee waiver and/or reimbursement, the Portfolio's Service Class Shares total an-nual operating expenses would be 3.57% of average daily net assets.

* Service Class Shares may bear service fees of 0.25% and distribution fees and expenses of up to 0.15%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. See "Service and Distribution Plans."

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Portfolio's Service Class Shares will bear directly or indirectly. The fees and expenses set forth above are estimates based upon the Portfolio's Institutional Class Shares operations during the fiscal year ended April 30, 1996 except that such information has been restated to reflect 12b-1 Fees and current administrative fees.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses:....................................  $19     $60    $103     $222

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

  The information set forth in the above table and example relates only to Service Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Institutional Class Shares. Service agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "Service and Distribution Plans.")

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE:
  The Portfolio seeks to maximize total return, including both capital appre-ciation and current income, by investing primarily in the common stocks of companies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in at least three different countries other than the United States. There can be no assurance that the Portfolio will achieve its stated objective.

HOW IS THE PORTFOLIO MANAGED?
  The Portfolio's investment process focuses first on determining the proper country allocation, using a proprietary system to analyze economic, stock mar-ket and monetary policy factors in each national market. The system indicates which markets are the most promising, and Murray Johnstone International Ltd. (the "Adviser") decides the proportion the Portfolio should invest in each. Then, at the stock selection level, the Adviser identifies undervalued stocks in each market selected for investment. (See "Details on Investment Poli-cies.")

WHO MANAGES THE PORTFOLIO?

  The Adviser is an international investment adviser and is an affiliate of the Murray Johnstone Group ("MJ Group"), in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment pro-fessionals. It became a subsidiary of United Asset Management Corporation in 1993. The Adviser, the SEC-registered entity within the MJ Group, has $1.4 billion of assets under management and has a U.S. office in Chicago. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who wish to diversify their assets across a broad range of international markets. Like any international stock investment, this Portfolio should be considered primarily for long-term in-vestment by investors who are willing to tolerate short-term swings in the value of their assets for long-term returns.

HOW TO INVEST

  Service Class Shares of the Portfolio are offered to investors through bro-ker-dealers and other financial institutions ("Service Agents") at net asset value next determined after the purchase order is received in proper form. The minimum initial investment is $2,500 with certain exceptions as may be deter-mined from time to time by the Officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investments is $100. See "Buying, Selling and Exchanging Shares."

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM

  Service Class Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation is responsible for performing and oversee-ing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service prov-iders. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it participates in a large num-ber of stock markets around the world. The value of the Portfolio's invest-ments will vary from day to day, generally reflecting global economic and po-litical developments, conditions in global and national markets, changes in currency exchange rates, factors affecting individual stocks in the Portfolio and shifts in interest rates. In addition, you should consider the following factors that could affect the Portfolio's rate of return.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio may engage in various currency strategies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and move-ments in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve for-eign securities or currencies, they are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time.

  Further information about these and other risk factors is contained in the "Details on Investment Policies" section of this Prospectus.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY
  The Portfolio's investment process begins by seeking to determine the best possible allocation among international stock markets. The Portfolio's Adviser evaluates markets through a proprietary system which analyzes economic fac-tors, stock prices in each market, market performance and trends in monetary policy. Drawing on this information, the Adviser decides which markets the Portfolio should invest in and in what proportion.

  Once the country allocation decision has been made, the Adviser selects un-dervalued stocks in that market. The Adviser rates companies according to the quality of their management, market position, financial strength, ability to earn competitive returns on equity and assets, and growth potential. The Port-folio will invest in stocks that the Adviser determines are undervalued compared to industry norms within their countries. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks. While invest-ments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries. (See "For-eign Investment Risk Factors.")

  Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of companies in at least three countries outside the United States. It is expected that generally, the Portfolio will invest in common stocks of companies listed on U.S. or foreign stock ex-changes, but it may also invest in stocks traded in the over-the-counter mar-ket. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. The Portfolio may also invest in convertible securities and preferred stocks. The Portfolio may also invest in foreign equity securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRS) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose mate-rial information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing own-ership of the underlying foreign securities.

FOREIGN INVESTMENT RISK FACTORS
  Investors should recognize that investing in foreign securities involves certain risks which are not typically associated with investing in domestic securities. Since securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  In addition, non-U.S.-based companies are not subject to the same account-ing, auditing and financial reporting standards as are domestic companies. There may be less publicly-available information about non-U.S.-based compa-nies which may make it difficult to make investment decisions. Also, stock markets outside the U.S. are typically less liquid--that is, it is more diffi-cult to sell large quantities of a stock without driving its price down or to buy without pushing its price up. Market regulation may be less rigorous in some markets. Finally, political factors may have an impact in the form of confiscatory taxation, expropriation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

  Investing in the foreign securities of developing countries presents addi-tional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such re-spects as growth of gross domestic product, rate of inflation, currency depre-ciation, capital reinvestment, resource self-sufficiency and balance of pay-ments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, man-aged adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic condi-tions in the countries with which they trade.

  With respect to any developing country, there is the possibility of nation-alization, expropriation or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmental regulation, social instability or diplomatic develop-ments (including war) which could adversely affect the economics of such coun-tries or the value of the Portfolio's investments in those countries. In addi-tion, it may be difficult to obtain and enforce a judgement in a court outside of the United States.

  The Portfolio may engage in various investment techniques such as futures contracts, options on futures contracts, options, and interest rate swap transactions. See "Other Investment Policies--Hedging and Related Strategies and Risk Considerations" for more information on these instruments.

OTHER INVESTMENT POLICIES
  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's Statement of Additional Information, in the following securities, investments or investment techniques.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  The Fund has received an Order from the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-ex-empt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on invest-ments relative to what it could earn individually.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

REPURCHASE AGREEMENTS
  In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the security plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repurchase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in com-pliance with the previous sentence.

  There are some risks involved in repurchase agreements. If the seller de-faults on its agreement to buy back the securities and the value of those se-curities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its owner-ship of the underlying securities.

  The Adviser believes that these risks can be controlled by carefully review-ing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction. The Portfolio may invest in re-purchase agreements collateralized by U.S. government securities, certificates of deposit, bankers acceptances and other short-term securities as outlined above under "Short-Term Investments."

  The Fund has received an Order from the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agree-ments on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such re-purchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Occasionally the Portfolio will invest in securities whose terms and charac-teristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securi-ties are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS

  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The Statement of Additional Informa-tion contains further information on all of these strategies and the risks as-sociated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Statement of Ad-ditional Information.

  The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transac-tion in connection with the purchase or sale of a security, the Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly known as derivatives. A swap is an agreement to exchange the return generated by one instrument for the re-turn generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on the movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Inter-est rate swaps, caps, floors and collars will be treated as illiquid securi-ties and will therefore, be subject to the Portfolio's investment restriction limiting investment in illiquid securities to no greater than 15% of net as-sets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such hedging strategies which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio secu-rity at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possi-ble inability of the Portfolio to close out or to liquidate its hedged posi-tion.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be consid-ered the fair value of such securities.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio se-curities to the extent that greater than one-third of its assets at fair mar-ket value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified bro-kers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit is-sued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENT COMPANIES
  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

PORTFOLIO TURNOVER
  This Portfolio is managed for long-term appreciation, rather than short-term trading profits. It is expected that the annual portfolio turnover rate for the Portfolio will not exceed 75%. (A turnover rate of 100% would mean that all securities in the Portfolio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market conditions. Occasionally, when the market shifts suddenly or when the prospects for indi-vidual stocks change quickly, the Adviser may find it necessary to sell secu-rities which have not been in the Portfolio for very long. High rates of port-folio turnover necessarily result in heavier brokerage and portfolio trading costs which is paid by the Portfolio. Higher rates of turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordi-nary income for federal income tax purposes. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental, and the Trustees may change such policies without an affirmative vote of a "majority of the out-standing voting securities of the Portfolio," as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

  (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments is-sued or guaranteed by the U.S. Government or any of its agencies or in-strumentalities);

  (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

  (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

  (d) The Portfolio may not invest more than 25% of its assets in companies within a single industry; however, there are no limitations on invest-ments made in instruments issued or guaranteed by the U.S. Government and its agencies;

  (e) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act, as amended, and the rules, regulations and interpretations of the Commission;

  (f) The Portfolio may not borrow except from banks in extraordinary circum-stances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33% of its gross assets and (2) cannot buy additional securities if it borrows more than 5% of its to-tal assets; and

  (g) The Portfolio may not pledge, mortgage or hypothecate more than 33% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the Statement of Additional Information, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of each Portfolio and Class may be purchased through any Service Agent having selling or service agreements with UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. See "Service and Distribution Plans" and "How Share Prices are Determined." The required minimum initial investment for the Portfolio is $2,500, with certain exceptions as may be determined from time to time by the Officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares of-fered by this Prospectus bear shareholder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See "How to Exchange Shares." The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servic-ing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regard-ing purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  If you buy shares of a Portfolio through a Service Agent, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. (Eastern Time) and transmit it to the Fund's Sub-Transfer Agent (prior to the close of the Sub-Transfer Agent's business day) and the Distributor to receive that day's offering price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption requests, investment information, documenta-tion and money.

HOW TO BUY SHARES BY MAIL
  An account may be opened with the assistance of your Service Agent by com-pleting and signing an Account Registration Form, and forwarding it, together with a check payable to UAM Funds Trust, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  The carbon copy (manually signed) of the Account Registration Form must be mailed to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank, by a Federal Reserve Bank) before ac-ceptance by the Fund.

HOW TO BUY BY WIRE
  Shares of the Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

   a) Your Service Agent should telephone the Fund's Sub-Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio selected (Service Class Shares), the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number and a wire control number will then be provided to you;

  (b) Instruct your bank to wire the specified amount to the Fund's Custodi-an;

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          (Your Account Registration)
                             (Your Account Number)
                             (Wire Control Number)

  (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be ac-cepted only on a day on which the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  You may add to your account at any time (minimum additional investment is $100) by purchasing shares at net asset value through your Service Agent or by mailing a check to the UAM Funds Service Center (payable to "UAM Funds Trust") at the above address or by wiring monies to the Custodian Bank using the in-structions outlined above. It is very important that your account number, ac-count name, class of shares, and the Portfolio to be purchased, are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to no-tify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers.

  The purchase price of the shares of the Portfolio is the net asset value next determined after the order and payment is received. (See "How Share Prices are Determined.") An order and payment received prior to the close of the NYSE will be executed at the price computed on the date of receipt; an order re-ceived after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of either Class of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best inter-ests of the Fund.

  Purchases of shares will be made in full and fractional shares of the Port-folio calculated to three decimal places. In the interest of economy and con-venience, certificates for shares will not be issued except at the written re-quest of the shareholder. Certificates for fractional shares, however, will not be issued.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria, which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired through an in-kind purchase will be acquired for investment and not for imme-diate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

    . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them, e.g., as evidenced by a list-ing on the American Stock Exchange, the NYSE, NASDAQ or a foreign ex-change.

    . The investor assures the Fund that the securities are liquid and not subject to any restrictions under the Securities Act of 1933 or any other law or regulation.

    . The value of the securities exchanged does not increase the Portfo-lio's position in any specific issuer's security to more than 5% of the Portfolio's net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding. Investors interested in such exchanges should con-tact the Adviser.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

BY MAIL:
  To redeem by mail, include

    . your share certificates, if we have issued them to you;

    . a letter which tells us how many shares you wish to redeem or, alter-natively, what dollar amount you wish to receive;

    . a signature guaranteed by your bank, broker or other financial insti-tution (see "Signature Guarantees" below); and

    . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-shar-ing plans and other organizations.

  Your request should be addressed to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  or to your Service Agent.

  If you are not sure of which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and have returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reason-able precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded, and investors may be required to pro-vide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following transaction instructions received by telephone that it reasonably believes are genuine.

  To change the commercial bank or the account designated to receive redemp-tion proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

    . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the registered address; or

    . transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank, as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

    . on the written request for redemption; or

    . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

    . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock pow-er.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES
  You may exchange Service Class Shares of the Portfolio for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds

--Service Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges. Exchange requests may be made by mail, telephone or through a Service Agent. Telephone exchanges may be made only if the Fund holds all share certificates and if the registration of the two accounts is identical. Telephone exchanges received before 4:00 p.m. Eastern Time will be processed at the share price set after the market closes on the same day. Exchanges received after 4:00 p.m. Eastern Time will be executed at the share price determined at the market close on the following day. For additional information regarding responsibility for the au-thenticity of telephone instructions, see "How to Sell Shares--By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensur-ing it is indeed the shareholder issuing the exchange orders; however, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Serv-ice Agent directly or through the Distributor. The Fund reimburses the Dis-tributor or the Service Agent, as the case may be, for payments made at an an-nual rate of up to 0.25 of 1% of the average daily value of Service Class Shares owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account mainte-nance and may constitute an expense of distributing Fund shares as the Commis-sion construes such term under Rule 12b-1. The fees payable for Servicing are payable without regard to actual expenses incurred, subject to adjustment of the fee prospectively to reflect actual expenses.

  Servicing may include, among other things, one or more of the following ren-dered with respect to the Service Class shareholders: answering client inqui-ries regarding the Fund; assisting clients in changing dividend options, ac-count designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit Federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alter-native means for continuing the Servicing of such shareholders would be sought.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board of Trustees, including a majority of the trustees who are not "inter-ested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Trustees"). The Plans may be termi-nated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a majority of the outstanding Service Class Shares of the MJI Interna-tional Equity Portfolio.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate .75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to .50% per annum of a Portfolio's net assets. Under the Plans, as implemented for the MJI International Equity Portfolio Service Class Shares, Distribution Plan expenses may be no more than 0.15% and Service Plan expenses may be no more than 0.25%, although the maximum limit may be paid following appropriate Board approval. Upon implementation, the Distribution Plan would permit pay-ments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commis-sions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the MJI International Equity Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolio are also limited un-der certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such serv-ices arrangements, when in effect, are made generally available to all quali-fied service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                        HOW SHARE PRICES ARE DETERMINED

  The net asset value per share of each Class of the Portfolio is calculated every day that the NYSE is open. This means that shares are revalued after the market closes, generally at 4:00 p.m. Eastern Time on Monday through Friday, except for major holidays when the NYSE is closed. The per share net asset value of the Service Class Shares may be lower than the per share net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing, distribution and transfer agency fees applicable to the Service Class Shares.

  The value of the Portfolio share is determined by adding up the total market value of all the securities in the Portfolio plus cash and other assets, de-ducting liabilities and then dividing by the total number of shares outstand-ing.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such curren-cies against U.S. dollars quoted by any major bank or by a broker. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS
  Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders of both of its classes in the form of an annual dividend. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You must instruct the Portfolio to pay out dividends and dis-tributions in cash to you or to reinvest them. The Account Registration Form has a box for your instructions. Unless you specifically tell us to distribute dividend and other income in cash, however, we will assume you want this in-come reinvested. The per share dividends and distributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, dis-tribution and any transfer agency fees applicable to the Service Class Shares.

  Reinvested dividend distributions will affect your tax liability. By law, you must pay taxes on any dividend or interest income you receive on your in-vestments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annually telling you exactly how much dividend in-come you have earned for tax purposes.

CAPITAL GAINS
  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a stock or bond. However, for tax purposes, the Portfolio does not "realize" a capital gain unless it sells a stock or bond which has appreciated.

  You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are sub-tracted. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement annually inform-ing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them at, you will be respon-sible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfo-lio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

INVESTMENT ADVISER

  The Adviser is an international investment adviser and is an affiliate of the MJ Group, in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation ("UAM") in 1993. The Adviser, the SEC-registered entity within the MJ Group, has $1.4 billion of assets under man-agement and has a U.S. office in Chicago.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.75%. This investment advisory fee is higher than that paid by many mutual funds but not necessarily higher than fees paid by funds with investment objectives similar to that of the Portfo-lio.

  The investment professional at the Adviser responsible for the day-to-day management of the Portfolio and his qualifications are as follows:

  RODGER SCULLION, MANAGING DIRECTOR OF THE ADVISER, has 25 years of invest-ment experience, the last 13 years based in Glasgow with the MJ Group. He is the portfolio manager of the Murray Smaller Markets Investment Trust, a closed-end investment fund registered in the United Kingdom, which invests in as many as 45 markets worldwide. Mr. Scullion is the Adviser's Chief Invest-ment Officer and the lead person on the country allocation team. During his tenure at the MJ Group, he has held portfolio management responsibilities for investments in the U.S., Europe, Japan and the Far East.

ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI") a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chemical Bank. Chemical Banking Corporation is the surviving corporation and will con-tinue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the MJI In-ternational Equity Portfolio is 0.06% of aggregate net assets. The sub-admin-istration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 million of total net assets of the Fund; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon incep-tion of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

DISTRIBUTOR

  UAM Fund Distributors, Inc. a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio (except as described under "Service and Distribution Plans" above). The Agreement continues in effect as long as the Fund's Board of Trustees, in-cluding a majority of the Trustees who are not parties to the Agreement or in-terested persons of any such party, approve it on an annual basis. This Agree-ment provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospec-tuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or Classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and Class of the Fund have non-cumulative vot-ing rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. As of July 31, 1996, Hartnat & Co., Boston, MA held of record 42% of the Portfolio's Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a re-sult, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of such Portfolio. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses re-lated to shareholder servicing, and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Institutional Class Shares of the Portfo-lios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordi-narily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent re-quired by the undertaking, the Fund will assist shareholder communications in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
 BHM&S Total Return Bond Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
 MJI International Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
 NWQ Balanced Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio

TOM JOHNSON INVESTMENT MANAGEMENT, INC.
 TJ Core Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                          NEWBOLD'S EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

             INVESTMENT ADVISER: NEWBOLD'S ASSET MANAGEMENT, INC.

-------------------------------------------------------------------------------

                      PROSPECTUS -- AUGUST 28, 1996

  Newbold's Equity Portfolio is one of a series of investment portfolios available through UAM Funds Trust (hereinafter defined as "UAM Funds" or the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and pol-icies. In addition, several of the Fund's Portfolios offer two separate clas-ses of shares: Institutional Class Shares and Institutional Service Class Shares. Newbold's Equity Portfolio currently offers two classes of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Newbold's Asset Manage-ment, Inc.

  The Newbold's Equity Portfolio seeks to achieve maximum long-term total re-turn, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of undervalued equity securities of statistically at-tractive companies. There can be no assurance that the Portfolio will achieve its stated objective.

  Please keep this Prospectus for future reference since it contains informa-tion that you should understand before you invest. You may also wish to review the Newbold's Equity Portfolio's "Statement of Additional Information" dated August 28, 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus). Please call or write the Fund at the above address to obtain a free copy of this Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THESECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COM-MISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRE-SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   2
Financial Highlights.......................................................   3
Performance Calculations...................................................   4
Details on Investment Policies.............................................   4
Investment Limitations.....................................................   8
Buying, Selling and Exchanging Shares......................................   9
How Share Prices are Determined............................................  12
Dividends, Capital Gains Distributions and Taxes...........................  13
Fund Management and Administration.........................................  13
General Fund Information...................................................  15
UAM Funds -- Institutional Class Shares....................................  16

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the Newbold's Equity Portfolio (the "Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

     Sales Load Imposed on Purchases:...................................... NONE
     Sales Load Imposed on Reinvested Dividends:........................... NONE
     Deferred Sales Load:.................................................. NONE
     Redemption Fees:...................................................... NONE
     Exchange Fees:........................................................ NONE

  ESTIMATED ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of administration, marketing and shareholder communication, and are usu-ally quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

     Investment Advisory Fees:.......................................  0.50 %
     Administrative Fees:............................................  0.39 %
     12b-1 Fees:.....................................................  NONE
     Other Expenses:.................................................  0.74 %
     Advisory Fees Waived and Expenses Assumed:...................... (0.73)%
                                                                      -----
     Total Operating Expenses (After Fee Waiver and Expenses
      Assumed):......................................................  0.90 %*

-------------------
 * Newbold's Asset Management, Inc., the Adviser, has agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses (excluding interest, taxes and extraordi-nary expenses) from exceeding 0.90% of average daily net assets through January 29, 1998. It is estimated that, if the Adviser did not waive fees and assume expenses, the Portfolio's total annual operating expenses would be 1.63% of average daily net assets.

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Institutional Class Shares of the Portfolio will bear directly or indirectly. For purposes of calculating the estimated fees and expenses set forth above, it is assumed that the Portfo-lio's average daily net assets will be $11 million.

  The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
     Expenses....................................................  $ 9     $29

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE:
  The Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of undervalued equity securities of statistically attractive compa-nies. The Adviser believes that the Portfolio's performance over the long term will be superior to its benchmark index (the Standard & Poor's 500 Stock In-dex). There can be no assurance that the Portfolio will achieve its stated ob-jective.

HOW IS THE PORTFOLIO MANAGED?
  Newbold's Asset Management, Inc. (the "Adviser") believes that investment value and return can be achieved by investing in stocks with a low price rela-tive to current earnings. This bottom-up approach seeks to identify companies whose earnings growth suggests an increasing stream of future dividend income and whose share prices represent a level below realizable value.

WHO MANAGES THE PORTFOLIO?
  The Adviser is a registered investment adviser. Founded in 1940, the firm currently has over $7 billion in assets under management. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who seek maximum long-term total re-turn in their investments and who are comfortable with aggressively seeking long-term returns.

HOW TO INVEST
  The Fund offers shares of the Portfolio through UAM Fund Distributors, Inc. to investors without a sales commission at net asset value next determined af-ter the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. (See "Buying, Selling and Exchanging Shares.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM
  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and over-seeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Investing in the Portfolio entails a number of risks as with any stock in-vestment. Like any stock investment, shares of the Portfolio will rise and fall in value depending on market perceptions of the value of the underlying stocks. Share prices may also be affected by overall market movements and by changes in sector or industry performance.

  In addition, you should consider the following factors that could effect the Portfolio's rate of return:

  . The Portfolio may engage in various strategies to seek to hedge its in-vestments against movements in security prices by the use of derivatives including options and futures as well as options on futures. Such strate-gies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. Options and futures transactions in foreign markets are also sub-ject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time.

  . The Portfolio may invest in the securities of foreign issuers which may be subject to additional risks factors, including foreign currency risks, not applicable to securities of U.S. issuers.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  Further information about these and other risk factors is contained in the "Details on Investment Policies" section of this Prospectus.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share data and ratios for a share outstanding throughout the period presented of the Newbold's Equity Portfolio Institutional Class Shares and is part of the Portfolio's Financial Statements included in the Portfolio's 1996 Annual Report to Shareholders which is incor-porated by reference into the Portfolio's Statement of Additional Information. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Portfolio's Statement of Additional Information. The following infor-mation should be read in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                                                            SEPTEMBER 13, 1995*
                                                                    TO
                                                              APRIL 30, 1996
                                                            -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+....................................          0.14
 Net Realized and Unrealized Gain on Investments...........          0.98
                                                                  -------
  Total From Investment Operations.........................          1.12
                                                                  -------
DISTRIBUTIONS
 Net Investment Income.....................................         (0.12)
 Net Realized Gain.........................................         (0.02)
                                                                  -------
  Total Distributions......................................         (0.14)
                                                                  -------
NET ASSET VALUE, END OF PERIOD.............................       $ 10.98
                                                                  =======
TOTAL RETURN...............................................         11.31%++
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......................       $14,090
Ratio of Net Expenses to Average Net Assets+...............          0.90%**
Ratio of Net Investment Income to Average Net Assets+......          2.27%**
Portfolio Turnover Rate....................................            75%
Average Commission Rate....................................       $0.0566

-------
 * Commencement of Operations.
** Annualized.
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $0.06 per share for the period ended April 30, 1996.
++ Total return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders, for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY

  In seeking its investment objective, the Portfolio will invest at least 65% of its total assets, under normal circumstances, in equity securities, con-sisting of common stock, preferred stock, convertible preferred stock, con-vertible bonds, rights and warrants. The Portfolio will invest primarily in equity securities of large capitalization companies which are defined as those with equity capitalizations greater than $1 billion at the time of purchase.

  The Adviser believes that investment value and return can be achieved by in-vesting in stocks with a low price relative to current earnings. This bottom-up approach seeks to identify companies whose earnings growth suggests an in-creasing stream of future dividend income and whose share prices represent a level below realizable value.

  The Adviser is able to identify prospective companies through a computerized screening process which rates on four key elements: Market capitalization -- $1 billion or more for purposes of liquidity; Dividend payout -- ordinarily must pay cash dividends; Financial leverage -- debt should not be excessive, and an investment grade bond rating is required; and Return on average five-year equity -- after the three previous criteria have been applied, this eval-uation is used as a measurement of profitability in selecting the top 500 com-panies.

  The stock issues of the top 500 companies are then sorted by price/earnings ratio, ranked from highest to lowest and broken into five groups, each con-sisting of 100 stocks. The bottom two groups are subject to intense fundamen-tal analysis by the Adviser. The objective is to assemble a portfolio of 40-70 statistically attractive stocks which represent relative "value" not generally recognized by the market. However, the Portfolio has the flexibility to invest in less than 40 stocks or more than 70 stocks, as the Adviser deems necessary. Earnings for cyclical stocks are normalized in this valuation process.

  Once the portfolio has been constructed, its price/earnings multiples are continually monitored. The Portfolio will stop buying a stock when its price/earnings ratio approaches the current price/earnings multiple of the Standard & Poor's 500 Stock Index. The stock is sold when it moves above the market's multiple.

  When the Adviser believes that market conditions warrant a defensive posi-tion, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "Short-Term Investments" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary de-fensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

OTHER INVESTMENT POLICIES
  The Portfolio may also, under normal circumstances, invest up to 35% its as-sets, unless restricted by additional limitations described below or in the Portfolio's Statement of Additional Information, in the following securities or investment techniques:

FOREIGN INVESTMENTS
  The Portfolio may invest in foreign equity securities of developed coun-tries. This involves additional risks not typically associated with investing in domestic equity securities. Since the securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfo-lio's value may rise or fall depending on currency exchange rates. The Portfo-lio may also have to pay a fee to convert funds from one currency to another.

  In addition, non-U.S.-based companies are not subject to the same account-ing, auditing and financial reporting standards as are domestic companies and may have policies that are not comparable to those of domestic companies. There may be less publicly-available information about non-U.S.-based compa-nies which may make it difficult to make investment decisions. Securities of some foreign companies are generally less liquid and more volatile than secu-rities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Political factors may have an impact in the form of confisca-tory taxation, expropriation or political instability in international mar-kets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs). ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADRs may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securities.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or, if unrated, de-termined by the Adviser to be of comparable quality.

  The Fund has received an Order from the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments fully: collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-ex-empt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on invest-ments relative to what it could earn individually.

  The Fund has received an order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

REPURCHASE AGREEMENTS
  In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the security plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repurchase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence.

  There are some risks involved in repurchase agreements. If the seller de-faults on its agreement to buy back the securities and the value of those se-curities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its owner-ship of the underlying securities.

  The Adviser believes that these risks can be controlled by carefully review-ing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction. The Portfolio may invest in re-purchase agreements collateralized by U.S. government securities, certificates of deposit, bankers acceptances and other short-term securities as outlined above under "Short-Term Investments."

  The Fund has received an Order from the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agree-ments on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such re-purchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Occasionally the Portfolio will invest in securities whose terms and charac-teristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securi-ties are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objective at attractive prices -- not to increase its investment leverage. Securities purchased on a when-issued basis may de-cline or appreciate in market value prior to their actual delivery to the Portfolio.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  To reduce the overall risk of its investments (hedge), it may use options, futures contracts, and options on futures contracts. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing se-curity prices. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfo-lio's obligation under such hedging strategies will be covered by the mainte-nance of a segregated account consisting of cash, U.S. Government securities or liquid high grade debt obligations equal to at least 100% of the Portfo-lio's commitment. The Portfolio may buy or sell futures contracts, write cov-ered call options and buy put and call options on any security or index, in-cluding options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's Statement of Additional Information contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Portfolio's Statement of Additional Information.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such invest-ments which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvanta-geous time due to the need for it to maintain "cover" or to segregate securi-ties in connection with hedging transactions, and the possible inability of the Portfolio to close out or to liquidate its hedged position.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be consid-ered the fair value of such securities.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio se-curities to the extent that greater than one-third of its assets at fair mar-ket value would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified bro-kers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral when-ever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with re-spect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENT COMPANIES
  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the ad-visory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

PORTFOLIO TURNOVER
  This Portfolio is managed for long-term appreciation rather than short-term trading profits. As a result, the Adviser seeks to keep portfolio turnover be-low 60%. (A turnover rate of 100% would mean that all securities in the Port-folio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market conditions. Occasionally, when the market shifts suddenly or when the prospects for individual stocks change quickly, the Adviser may find it necessary to sell securities which have not been in the Portfolio for very long. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so.

                            INVESTMENT LIMITATIONS

  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

  (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments is-sued or guaranteed by the U.S. Government or any of its agencies or in-strumentalities);

  (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

  (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

  (d) The Portfolio may not invest more than 25% of its assets in companies within a single industry; however, there are no limitations on invest-ments made in instruments issued or guaranteed by the U.S. Government and its agencies;

  (e) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act, and the rules, regula-tions and interpretations of the Commission;

  (f) The Portfolio may not borrow except from banks in extraordinary circum-stances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its gross assets and
      (2) cannot buy additional securities if it borrows more than 5% of its total assets; and

  (g) The Portfolio may not pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the Statement of Additional Information, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. to investors at net asset value without a sales commission. The required minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial in-vestment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different condi-tions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other per-son entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent (prior to the close of the Sub-Transfer Agent's business day) and to the Dis-tributor to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfo-lio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL
  If you have not invested in this Portfolio before, you will have to fill out an Account Registration Form, which can be obtained by calling the Fund at 1-800-638-7983. Once you have filled out the information on the form, separate the two copies and sign both. We require an original signature on both forms. Mail one copy, along with a check payable to UAM Funds Trust, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Mail the other copy, without the check, to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  To make additional investments to an account you have already established, simply mail your check to the UAM Funds Service Center at the address above. Make sure that your account number, account name, and the name of the Portfo-lio are clearly indicated on the check so that we can properly credit your ac-count.

  For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after re-ceipt. Investments received by 4 p.m. Eastern Time will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market close on Tuesday.)

HOW TO BUY SHARES BY WIRE
  To make an initial investment by wire, you must first telephone the Fund at 1-800-638-7983. A representative will then ask you to provide the account num-ber from which you plan to wire the funds, the bank or financial institution, its address, phone number and your social security or taxpayer identification number. You will then tell the representative which Portfolio you wish to in-vest in and how much you want to invest. The representative will then provide you with an account number and a wire control number. Please write it down and keep it for your records.

  Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, The Chase Manhattan Bank ("Custodian Bank"). You will be asked to provide the following information:

                           The Chase Manhattan Bank
                                ABA #021000021
                                  UAM Funds
                            Credit DDA #9102772952
                         (Your Account Registration)
                            (Your Account Number)
                            (Wire Control Number)

  After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to the UAM Funds Service Center as soon as possible. You can obtain forms by calling the UAM Funds Service Center at 1-800-638-7983. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

  Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired by the Portfolio through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

  . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them, e.g., as evidenced by a listing on the American Stock Exchange, the NYSE, the NASDAQ or a foreign ex-change.

  . The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regula-tion.

  . The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Portfo-lio's total net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

BY MAIL

  To redeem by mail, include

  . your share certificates, if we have issued them to you;

  . a letter which tells us how many shares you wish to redeem or, alterna-tively, what dollar amount you wish to receive;

  . a signature guaranteed by your bank, broker or other financial institu-tion (see "Signature Guarantees" below); and

  . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

  If you are not sure of which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and have returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reason-able precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an ac-count, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction re-quests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following transaction instructions received by telephone that it reasonably believes are genuine.

  To change the commercial bank or the account designated to receive redemp-tion proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

  . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the regis-tered address; or

  . transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

  . on the written request for redemption; or

  . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

  . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES
  You may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and the UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges. Exchange requests may be made by phone or letter. Telephone ex-changes may be made only if the Fund holds all share certificates and if the registration of the two accounts is identical. Telephone exchanges received before 4 p.m. Eastern time will be processed at the share price set after the market close the same day. Exchanges received after 4 p.m. Eastern time will be executed at the share price determined at the market close the following day. For additional information regarding responsibility for the authenticity of telephoned transaction instructions, see "How to Sell Shares -- By Tele-phone" above. The exchange privilege is only available with respect to Portfo-lios that are registered for sale in a shareholder's state of residence.

  Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; howev-er, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        HOW SHARE PRICES ARE DETERMINED

  We calculate the value of each share of the Portfolio every day that the NYSE is open. This means that shares are valued after the market close, gener-ally at 4 p.m. Eastern time on Monday through Friday, except for major holi-days when the NYSE is closed.

  To determine how much each share is worth, we add up the total market value of all the securities in the Portfolio plus cash and other assets, deduct lia-bilities and then divide by the total number of shares outstanding.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such curren-cies against U.S. dollars quoted by any major bank or by a broker. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

  Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) from its investments, as well as any interest earned from short-term invest-ments, to shareholders in the form of quarterly dividends. You must instruct the Portfolio to pay out dividends and distributions in cash to you or to re-invest them. The Account Registration Form has a box for your instructions. Unless you specifically tell us to distribute dividend and other income in cash, however, we will assume you want this income reinvested.

  Reinvested dividend distributions will affect your tax liability. By law, you must pay taxes on any dividend you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement at the end of the year telling you exactly how much dividend income you have earned for tax purposes.

CAPITAL GAINS
  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a stock or bond.

  You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are sub-tracted. The total is then divided by the number of shares outstanding. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement at the end of the year informing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or trade your shares. If you sell shares at a higher price than you bought them at, you will be respon-sible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfo-lio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

THE INVESTMENT ADVISER
  The Adviser is a registered investment adviser formed in 1940. Its business offices are located at 950 Haverford Road in Bryn Mawr, Pennsylvania. The Ad-viser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $7 billion in assets under manage-ment.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.50%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  An Investment Committee at the Adviser is responsible for the day-to-day management of the Portfolio.

THE ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI") a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chemical Bank. Chemical Banking Corporation is the surviving corporation and will con-tinue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for Newbold's Equity Portfolio is 0.06% of aggregate net assets. The sub-administration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 million of total net assets of the Fund; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

THE DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to Port-folio's Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as the Fund's Board of Trustees, including a ma-jority of the Trustees who are not parties to the Agreement or interested per-sons of any such party, approve it on an annual basis. This Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust"

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Institutional Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios along with the fees and expenses asso-ciated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is re-quested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
  BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
  Chicago Asset Management Value/Contrarian Portfolio
  Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
  C&B Balanced Portfolio
  C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
  McKee U.S. Government Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
  FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
  IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
  MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
  Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
  Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
  Sirach Equity Portfolio
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach Short-Term Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
  SAMI Preferred Stock Income Portfolio
  Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                          NEWBOLD'S EQUITY PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES

             INVESTMENT ADVISER: NEWBOLD'S ASSET MANAGEMENT, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- AUGUST 28, 1996

  Newbold's Equity Portfolio is one of a series of investment portfolios available through UAM Funds Trust (hereinafter defined as "UAM funds" or the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and pol-icies. In addition, several of the Fund's Portfolios offer two separate clas-ses of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institu-tions for services they provide to the owners of such shares. (See "Service and Distribution Plans.") Newbold's Equity Portfolio currently offers two classes of shares. The securities offered in this Prospectus are Service Class Shares of one diversified Portfolio of the Fund managed by Newbold's Asset Management, Inc.

  The Newbold's Equity Portfolio seeks to achieve maximum long-term total re-turn, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of undervalued equity securities of statistically at-tractive companies. There can be no assurance that the Portfolio will achieve its stated objective.

  Please keep this Prospectus for future reference, since it contains informa-tion that you should understand before you invest. You may also wish to review the Newbold's Equity Portfolio's "Statement of Additional Information" dated August 28 , 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus). Please call or write the Fund at the above address to obtain a free copy of this Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   3
Performance Calculations...................................................   3
Details on Investment Policies.............................................   3
Investment Limitations.....................................................   7
Buying, Selling and Exchanging Shares......................................   8
Service and Distribution Plans.............................................  13
How Share Prices are Determined............................................  14
Dividends, Capital Gains Distributions and Taxes...........................  14
Fund Management and Administration.........................................  15
General Fund Information...................................................  16
UAM Funds -- Service Class Shares..........................................  18

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the Newbold's Equity Portfolio (the "Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Service and Distribution Plans" for further information.

   Sales Load Imposed on Purchases:........................................ NONE
   Sales Load Imposed on Reinvested Dividends:............................. NONE
   Deferred Sales Load:.................................................... NONE
   Redemption Fees:........................................................ NONE
   Exchange Fees:.......................................................... NONE

  ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of ad-ministration, marketing and shareholder communication, and are usually quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

   Investment Advisory Fees:...........................................  0.50 %
   Administrative Fees:................................................  0.39 %
   12b-1 Fees: (Including Shareholder Servicing Fees)*.................  0.40 %
   Other Expenses:.....................................................  0.74 %
   Advisory Fees Waived and Expenses Assumed:.......................... (0.73)%+
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)....  1.30%
                                                                        =====

-------------------
+ Newbold's Asset Management, Inc. (the "Adviser") has voluntarily agreed to waive its advisory fees and assume as the Adviser's own expense operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's Service Class Shares total operating expenses (excluding in-terest, taxes and extraordinary expenses) from exceeding 1.30% of average daily net assets until January 29, 1998. If it were not for the fee waiver and/or reimbursement, the Portfolio's Service Class Shares total annual op-erating expenses would be 2.03% of average daily net assets. The Portfolio will not reimburse the Adviser for any advisory fees which the Adviser may bear on behalf of the Portfolio.

* Service Class Shares may bear service fees of 0.25% and distribution fees and expenses of up to 0.15%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. See "Service and Distribution Plans."

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Portfolio's Service Class Shares will bear directly or indirectly. The fees and expenses set forth above are estimates based upon the Portfolio's Institutional Class Shares operations during the fiscal year ended April 30, 1996 except they have been restated to reflect 12b-1 fees and current administrative fees.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Expenses:.....................................................  $13     $41

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

NOTE TO EXPENSE TABLE

  The information set forth in the above table and example relates only to Service Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "Service and Distribution Plans.")

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE:
  The Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of undervalued equity securities of statistically attractive compa-nies. The Adviser believes that the Portfolio's performance over the long term will be superior to its benchmark index (the Standard & Poor's 500 Stock In-dex). There can be no assurance that the Portfolio will achieve its stated ob-jective.

HOW IS THE PORTFOLIO MANAGED?
  Newbold's Asset Management, Inc. (the "Adviser") believes that investment value and return can be achieved by investing in stocks with a low price rela-tive to current earnings. This bottom-up approach seeks to identify companies whose earnings growth suggests an increasing stream of future dividend income and whose share prices represent a level below realizable value.

WHO MANAGES THE PORTFOLIO?
  The Adviser is a registered investment adviser. Founded in 1940, the firm currently has over $7 billion in assets under management. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who seek maximum long-term total re-turn in their investments and who are comfortable with aggressively seeking long-term returns.

HOW TO INVEST

  Service Class Shares of the Portfolio are offered to investors through bro-ker-dealers and other financial institutions ("Service Agents") at net asset value next determined after the purchase order is received in proper form. The minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the Officers of the Fund. The ini-tial investment for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. (See "Buying, Selling and Exchanging Shares.")

HOW TO REDEEM

  Service Class Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be more or less when redeemed than when pur-chased. See "Buying, Selling and Exchanging Shares."

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of a quarterly dividend. Any realized net capital gains will be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation is responsible for performing and oversee-ing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service prov-iders. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Investing in the Portfolio entails a number of risks as with any stock in-vestment. Like any stock investment, shares of the Portfolio will rise and fall in value depending on market perceptions of the value of the underlying stocks. Share prices may also be affected by overall market movements and by changes in sector or industry performance.

  In addition, you should consider the following factors that could effect the Portfolio's rate of return:

  . The Portfolio may engage in various strategies to seek to hedge its in-vestments against movements in security prices by the use of derivatives including options and futures as well as options on futures. Such strate-gies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. Options and futures transactions in foreign markets are also sub-ject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time.

  . The Portfolio may invest in the securities of foreign issuers which may be subject to additional risks factors, including foreign currency risks, not applicable to securities of U.S. issuers.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  Further information about these and other risk factors is contained in the "Details on Investment Policies" section of this Prospectus.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY
  In seeking its investment objective, the Portfolio will invest at least 65% of its total assets, under normal circumstances, in equity securities, con-sisting of common stock, preferred stock, convertible preferred stock, con-vertible bonds, rights and warrants. The Portfolio will invest primarily in equity securities of large capitalization companies which are defined as those with equity capitalizations greater than $1 billion at the time of purchase.

  The Adviser believes that investment value and return can be achieved by in-vesting in stocks with a low price relative to current earnings. This "bottom up" approach seeks to identify companies whose earnings growth suggests an in-creasing stream of future dividend income and whose share prices represent a level below realizable value.

  The Adviser is able to identify prospective companies through a computerized screening process which rates on four key elements: Market capitalization--$1 billion or more for purposes of liquidity; Dividend pay-out--ordinarily must pay cash dividends; Financial leverage--debt should not be excessive, and an investment grade bond rating is required; and Return on average five-year eq-uity--after the three previous criteria have been applied, this evaluation is used as a measurement of profitability in selecting the top 500 companies.

  The stock issues of the top 500 companies are then sorted by price/earnings ratio, ranked from highest to lowest and broken into five groups, each con-sisting of 100 stocks. The bottom two groups are subject to intense fundamen-tal analysis by the Adviser. The objective is to assemble a portfolio of 40-70 statistically attractive stocks which represent relative "value" not generally recognized by the market. However, the Portfolio has the flexibility to invest in less than 40 stocks or more than 70 stocks, as the Adviser deems necessary. Earnings for cyclical stocks are normalized in this valuation process.

  Once the portfolio has been constructed, its price/earnings multiples are continually monitored. The Portfolio will stop buying a stock when its price/earnings ratio approaches the current price/earnings multiple of the Standard & Poor's 500 Stock Index. The stock is sold when it moves above the market's multiple.

  When the Adviser believes that market conditions warrant a defensive posi-tion, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "Short-Term Investments" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary de-fensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

OTHER INVESTMENT POLICIES
  The Portfolio may also, under normal circumstances, invest up to 35% its as-sets, unless restricted by additional limitations described below or in the Portfolio's Statement of Additional Information, in the following securities or investment techniques:

FOREIGN INVESTMENTS
  The Portfolio may invest in foreign equity securities of developed coun-tries. This involves additional risks not typically associated with investing in domestic equity securities. Since the securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfo-lio's value may rise or fall depending on currency exchange rates. The Portfo-lio may also have to pay a fee to convert funds from one currency to another.

  In addition, non-U.S.-based companies are not subject to the same account-ing, auditing and financial reporting standards as are domestic companies and may have policies that are not comparable to those of domestic companies. There may be less publicly-available information about non-U.S.-based compa-nies which may make it difficult to make investment decisions. Securities of some foreign companies are generally less liquid and more volatile than secu-rities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Political factors may have an impact in the form of confisca-tory taxation, expropriation or political instability in international mar-kets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs). ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADRs may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the un-derlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securi-ties.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or, if unrated, de-termined by the Adviser to be of comparable quality.

  The Fund has received an Order from the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-ex-empt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on invest-ments relative to what it could earn individually.

  The Fund has received permission from the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management pur-poses. (See "Investment Companies.")

REPURCHASE AGREEMENTS
  In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the security plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repurchase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in com-pliance with the previous sentence.

  There are some risks involved in repurchase agreements. If the seller de-faults on its agreement to buy back the securities and the value of those se-curities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its owner-ship of the underlying securities.

  The Adviser believes that these risks can be controlled by carefully review-ing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction. The Portfolio may invest in re-purchase agreements collateralized by U.S. government securities, certificates of deposit, bankers acceptances and other short-term securities as outlined above under "Short-Term Investments."

  The Fund has received an Order from the Commission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repur-chase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly pur-chased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Occasionally the Portfolio will invest in securities whose terms and charac-teristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securi-ties are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices, not to increase its investment leverage. Securities purchased on a when-issued basis may de-cline or appreciate in market value prior to their actual delivery to the Portfolio.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS

  To reduce the overall risk of its investments (hedge), it may use options, futures contracts, and options on futures contracts. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing se-curity prices. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfo-lio's obligation under such hedging strategies will be covered by the mainte-nance of a segregated account consisting of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index, including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's Statement of Additional Information contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodi-an. The Portfolio may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Portfolio's Statement of Additional Information.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such invest-ments which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvanta-geous time due to the need for it to maintain "cover" or to segregate securi-ties in connection with hedging transactions, and the possible inability of the Portfolio to close out or to liquidate its hedged position.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be consid-ered the fair value of such securities.

LENDING OF PORTFOLIO SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securi-ties to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Port-folio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not in-consistent with the Investment Company Act of 1940 (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a do-mestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the se-curities loaned rises (i.e., the borrower "marks to the market" on a daily ba-sis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENT COMPANIES
  As permitted by the 1940 Act, the Portfolio reserves the right to purchase up to 10% of its total assets, calculated at the time of purchase, in the se-curities of other open-end or closed-end investment companies. No more than 5% of the purchasing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory and any other fees earned as a result of the Portfolio's in-vestment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Com-mission, there can be no assurance that the requested relief will be granted.

PORTFOLIO TURNOVER
  This Portfolio is managed for long-term appreciation rather than short-term trading profits. As a result, the Adviser seeks to keep portfolio turnover be-low 60%. (A turnover rate of 100% would mean that all securities in the Port-folio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market conditions. Occasionally, when the market shifts suddenly or when the prospects for individual stocks change quickly, the Adviser may find it necessary to sell securities which have not been in the Portfolio for very long. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so.

  Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental, and the Trustees may change such policies without an affirmative vote of a "majority of the out-standing voting securities of the Portfolio," as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

  (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments is-sued or guaranteed by the U.S. Government or any of its agencies or in-strumentalities);

  (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

  (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

  (d) The Portfolio may not invest more than 25% of its assets in companies within a single industry; however, there are no limitations on invest-ments made in instruments issued or guaranteed by the U.S. Government and its agencies;

  (e) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act, as amended, and the rules, regulations and interpretations of the Commission;

  (f) The Portfolio may not borrow except from banks in extraordinary circum-stances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33% of its gross assets and (2) cannot buy additional securities if it borrows more than 5% of its to-tal assets; and

  (g) The Portfolio may not pledge, mortgage or hypothecate more than 33% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the Statement of Additional Information, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of each Portfolio and Class may be purchased through any Service Agent having selling or service agreements with UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. See "Service and Distribution Plans" and "How Share Prices are Determined." The required minimum initial investment for the Portfolio is $2,500, with certain exceptions as may be determined from time to time by the Officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares of-fered by this Prospectus bear shareholder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the

Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See "How to Exchange Shares." The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the share-holder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regard-ing purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  If you buy shares of a Portfolio through a Service Agent, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. (Eastern Time) and transmit it to the Fund's Sub-Transfer Agent (prior to the close of the Sub-Transfer Agent's business day) and the Distributor to receive that day's offering price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL
  An account may be opened with the assistance of your Service Agent by com-pleting and signing an Account Registration Form, and forwarding it, together with a check payable to UAM Funds Trust to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                      P.O. Box 2798 Boston, MA 02208-2798

  The carbon copy (manually signed) of the Account Registration Form must be mailed to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank, by a Federal Reserve Bank) before ac-ceptance by the Fund.

HOW TO BUY BY WIRE
  Shares of the Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

  (a) Your Service Agent should telephone the Fund's Sub-Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, tele-phone number, social security or taxpayer identification number, the Portfolio selected (Service Class Shares), the amount being wired and the name of the bank wiring the funds. (Investors with existing ac-counts should also notify the Fund prior to wiring funds.) An account number and a wire control number will then be provided to you;

  (b) Instruct your bank to wire the specified amount to the Fund's Custodi-an;

                           The Chase Manhattan Bank

                              ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          (Your Account Registration)
                             (Your Account Number)
                             (Wire Control Number)

  (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be ac-cepted only on a day on which the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  You may add to your account at any time (minimum additional investment is $100) by purchasing shares at net asset value through your Service Agent or by mailing a check to the UAM Funds Service Center (payable to "UAM Funds Trust") at the above address or by wiring monies to the Custodian Bank using the in-structions outlined above. It is very important that your account number, ac-count name, class of shares, and the Portfolio to be purchased, are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to no-tify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers.

  The purchase price of the shares of the Portfolio is the net asset value next determined after the order and payment is received. (See "How Share Prices are Determined.") An order and payment received prior to the close of the NYSE will be executed at the price computed on the date of receipt; an or-der received after the close of the NYSE will be executed at the price com-puted on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of either Class of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best inter-ests of the Fund.

  Purchases of shares will be made in full and fractional shares of the Port-folio calculated to three decimal places. In the interest of economy and con-venience, certificates for shares will not be issued except at the written re-quest of the shareholder. Certificates for fractional shares, however, will not be issued.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria, which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired through an in-kind purchase will be acquired for investment and not for imme-diate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

    . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them, e.g., as evidenced by a list-ing on the American Stock Exchange, NYSE, NASDAQ or a foreign ex-change.

    . The investor assures the Fund that the securities are liquid and not subject to any restrictions under the Securities Act of 1933 or any other law or regulation.

    . The value of the securities exchanged does not increase the Portfo-lio's position in any specific issuer's security to more than 5% of the Portfolio's net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding. Investors interested in such exchanges should con-tact the Adviser.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

BY MAIL:
To redeem by mail, include

    . your share certificates, if we have issued them to you;

    . a letter which tells us how many shares you wish to redeem or, alter-natively, what dollar amount you wish to receive;

    . a signature guaranteed by your bank, broker or other financial insti-tution (see "Signature Guarantees" below); and

    . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-shar-ing plans and other organizations.

  Your request should be addressed to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

or to your Service Agent.

  If you are not sure of which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and have returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reason-able precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded, and investors may be required to pro-vide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following transaction instructions received by telephone that it reasonably believes are genuine.

  To change the commercial bank or the account designated to receive redemp-tion proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

  . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the regis-tered address; or

  . transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.)

You can obtain a signature guarantee at almost any bank, as well as through most brokers, dealers, credit unions, national securities exchanges, regis-tered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corpora-tion or maintain net capital of at least $100,000. Credit unions must be au-thorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

  . on the written request for redemption; or

  . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

  . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES

  You may exchange Service Class Shares of the Portfolio for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds-- Service Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges. Exchange re-quests may be made by mail, telephone or through a Service Agent. Telephone exchanges may be made only if the Fund holds all share certificates and if the registration of the two accounts is identical. Telephone exchanges received before 4:00 p.m. Eastern Time will be processed at the share price set after the market closes on the same day. Exchanges received after 4:00 p.m. Eastern Time will be executed at the share price determined at the market close on the following day. For additional information regarding responsibility for the au-thenticity of telephone instructions, see "How to Sell Shares By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

  Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; howev-er, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Serv-ice Agent directly or through the Distributor. The Fund reimburses the Dis-tributor or the Service Agent, as the case may be, for payments made at an an-nual rate of up to 0.25 of 1% of the average daily value of Service Class Shares owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account mainte-nance and may constitute an expense of distributing Fund shares as the Commis-sion construes such term under Rule 12b-1. The fees payable for Servicing are payable without regard to actual expenses incurred, subject to adjustment of the fee prospectively to reflect actual expenses.

  Servicing may include, among other things, one or more of the following ren-dered with respect to the Service Class shareholders: answering client inqui-ries regarding the Fund; assisting clients in changing dividend options, ac-count designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit Federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alter-native means for continuing the Servicing of such shareholders would be sought.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board of Trustees, including a majority of the trustees who are not "inter-ested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Trustees"). The Plans may be termi-nated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a majority of the outstanding Service Class Shares of the Newbold's Equity Portfolio.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate .75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to .50% per annum of a Portfolio's net assets. Under the Plans, as implemented for the Newbold's Equity Portfolio Service Class Shares, Distribution Plan ex-penses may be no more than 0.15% and Service Plan expenses may be no more than 0.25%, although the maximum limit may be paid following appropriate Board ap-proval. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales repre-sentatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commis-sions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Newbold's Equity Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolio are also limited un-der certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Or-ganization or other person for marketing, shareholder servicing, record-keep-ing and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                        HOW SHARE PRICES ARE DETERMINED

  The net asset value per share of each Class of the Portfolio is calculated every day that the NYSE is open. This means that shares are revalued after the market closes, generally at 4:00 p.m. Eastern Time on Monday through Friday, except for major holidays when the NYSE is closed. The per share net asset value of the Service Class Shares may be lower than the per share net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing, distribution and transfer agency fees applicable to the Service Class Shares.

  To determine how much each share is worth, we add up the total market value of all the securities in the Portfolio plus cash and other assets, deduct lia-bilities and then divide by the total number of shares outstanding.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such curren-cies against U.S. dollars quoted by any major bank or by a broker. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

  Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) from its investments, as well as any interest earned from short-term invest-ments, to shareholders in the form of quarterly dividends. You must instruct the Portfolio to pay out dividends and distributions in cash to you or to re-invest them. The Account Registration Form has a box for your instructions. Unless you specifically tell us to distribute dividend and other income in cash, however, we will assume you want this income reinvested. The per share dividends and distributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, distribution and any transfer agency fees applicable to the Service Class Shares.

  Reinvested dividend distributions will affect your tax liability. By law, you must pay taxes on any dividend or interest income you receive on your in-vestments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annually telling you exactly how much dividend in-come you have earned for tax purposes.

CAPITAL GAINS

  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a stock or bond. However, for tax purposes the Portfolio does not "realize" a capital gain unless it sells a stock or bond which has appreciated.

  You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are sub-tracted. The total is then divided by the number of shares outstanding. If any net capital gains are realized, the Portfolio will nor-mally distribute such gains annually. You will receive a statement annually informing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them at, you will be respon-sible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfo-lio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

INVESTMENT ADVISER
  The Adviser is a registered investment adviser formed in 1940. Its business offices are located at 950 Haverford Road in Bryn Mawr, Pennsylvania. The Ad-viser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $7 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.50%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

  An Investment Committee at the Adviser is responsible for the day-to-day management of the Portfolio.

ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI") a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chemical Bank. Chemical Banking Corporation is the surviving corporation and will con-tinue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fees for the IRC Enhanced Index Portfolio are 0.04% of aggregate net assets. The sub-adminis-tration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 mil-lion of total net assets of the Fund; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a gradu-ated minimum fee schedule per Portfolio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Distribution Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Distribution Agreement with respect to this Portfolio (except as described under "Service and Distribution Plans" above) which continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, approve it on an annual basis. This Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or Classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and Class of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Institutional Class Shares of the Portfo-lios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordi-narily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent re-quired by the undertaking, the Fund will assist shareholder communications in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
 BHM&S Total Return Bond Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.

 Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
 NWQ Balanced Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio

TOM JOHNSON INVESTMENT MANAGEMENT, INC.
 TJ Core Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                           TJ CORE EQUITY PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES

          INVESTMENT ADVISER: TOM JOHNSON INVESTMENT MANAGEMENT, INC.

-------------------------------------------------------------------------------

                      PROSPECTUS -- AUGUST 28, 1996

  TJ Core Equity Portfolio is one of a series of investment portfolios avail-able through UAM Funds Trust (hereinafter defined as "UAM Funds" or the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and pol-icies. In addition, several of the Fund's Portfolios offer two separate clas-ses of shares: Institutional Class Shares and Institutional Service Class Shares. Shares of each class represent equal, pro rata interests in a Portfo-lio and accrue dividends in the same manner except that Institutional Service Class Shares bear certain fees payable by that class (at the maximum rate of
 .25% per annum) to financial institutions for services they provide to the owners of such shares. TJ Core Equity Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Service Class Shares ("Service Class Shares") of one diversified Portfolio of the Fund managed by Tom Johnson Investment Management, Inc.

  The TJ Core Equity Portfolio seeks maximum total return consistent with rea-sonable risk to principal by investing in the common stock of quality compa-nies with lower valuations in sectors of the economy exhibiting strong, or im-proving relative performance. There can be no assurance that the Portfolio will achieve its stated objective.

  Please keep this Prospectus for future reference since it contains informa-tion that you should understand before you invest. You may also wish to review the TJ Core Equity Portfolio's "Statement of Additional Information" dated Au-gust 28, 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally con-sidered to be a part of this Prospectus.) Please call or write the Fund at the above address to obtain a free copy of this Statement.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   2
Financial Highlights.......................................................   3
Performance Calculations...................................................   4
Details on Investment Policies.............................................   4
Investment Limitations.....................................................   8
Buying, Selling and Exchanging Shares......................................   9
Service and Distribution Plans.............................................  12
How Share Prices are Determined............................................  14
Dividends, Capital Gains Distributions and Taxes...........................  14
Fund Management and Administration.........................................  15
General Fund Information...................................................  17
UAM Funds -- Service Class Shares..........................................  18

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the TJ Core Equity Portfolio (the "Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

Sales Load Imposed on Purchases:......................................  NONE
Sales Load Imposed on Reinvested Dividends:...........................  NONE
Deferred Sales Load:..................................................  NONE
Redemption Fees:......................................................  NONE
Exchange Fees:........................................................  NONE

  ESTIMATED ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of administration, marketing and shareholder communication, and are usu-ally quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

Investment Advisory Fees:.............................................  0.75 %
Administrative Fees:..................................................  1.80 %
12b-1 Fees (Including Shareholder Servicing Fees)+....................  0.25 %
Other Expenses:.......................................................  2.80 %
Advisory Fees Waived and Expenses Assumed:............................ (4.35)%
                                                                       -----
Total Operating Expenses (After Fee Waivers and Expenses Assumed):....  1.25 %+*
                                                                       =====

-------

+ Service Class Shares may bear service fees of 0.25%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers Inc. See "Service and Distribution Plans."
* Tom Johnson Investment Management, Inc., the Adviser, has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating ex-penses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's Service Class Shares total annual operating expenses (ex-cluding interest, taxes and extraordinary expenses) from exceeding 1.25% of average daily net assets through January 1, 1998. The estimate above in-cludes the effect of expense offsets. If expense offsets were excluded, annualized Total Operating Expenses for the period ended April 30, 1996 would be 1.38%. (See "Financial Highlights.") It is estimated that, if the Adviser did not waive fees and assume expenses, the total annual operating expenses of the Portfolio's Service Class Shares would be 5.60% of average daily net assets.

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly. For purposes of calculating the estimated fees and expenses set forth above, it is assumed that the Portfolio's average daily net assets will be $2 million.

  The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Expenses......................................................  $ 1     $ 4

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

NOTE TO EXPENSE TABLE
  The information set forth in the above table and example relates only to Service Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "Service and Distribution Plans.")

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE:
  The Portfolio seeks maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance. The Portfolio may also invest in other equity-related securities such as preferred stocks, convertible preferred stocks, convertible bonds, op-tions, futures, rights and warrants. There can be no assurance that the Port-folio will achieve its stated objective.

HOW IS THE PORTFOLIO MANAGED?
  Tom Johnson Investment Management, Inc. (the "Adviser") believes that maxi-mum total return on investment can be achieved by analysis of current and an-ticipated economic fundamentals, asset allocation between stocks, cash and cash equivalents in the anticipated economic environment and identification of specific industry groups or specific industries which should benefit as a re-sult of anticipated economic fundamentals. (See "Details on Investment Poli-cies.")

WHO MANAGES THE PORTFOLIO?
  The Adviser is a registered investment adviser. Founded in 1983, the Adviser currently has approximately $1.9 billion in assets under management. The Ad-viser is a wholly-owned subsidiary of United Asset Management Corporation. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who seek maximum total return in their investments and who are comfortable with the risks associated with in-vesting in stocks and other equity-related securities.

HOW TO INVEST
  The Fund offers shares of the Portfolio to investors without a sales commis-sion at net asset value next determined after the purchase order is received in proper form. Share purchases may be made through UAM Fund Distributors Inc., broker-dealers and financial intermediaries or by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. (See "Buying, Selling and Exchanging Shares.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM
  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and over-seeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Investing in the Portfolio entails a number of risks as with any stock in-vestment. Like any stock investment, shares of the Portfolio will rise and fall in value depending on market perceptions of the value of the underlying stocks. Share prices may also be affected by overall market movements and by changes in sector or industry performance.

  In addition, you should consider the following factors that could effect the Portfolio's rate of return:

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may invest a portion of its assets in derivatives including futures contracts and options.

  . The Portfolio may invest in the securities of foreign issuers which may be subject to additional risk factors, including foreign currency risks, not applicable to securities of U.S. issuers.

  . The fixed income securities held by the Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securi-ties tends to increase and vice versa.

  . The Portfolio may invest in investment grade debt securities, but re-serves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in interest rates may have a greater impact on issuers of lower rated debt securities which the Port-folio may hold, which may lead to greater price volatility. Also, lower rated securities may be more difficult to value accurately or sell in the secondary market.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio's performance may depend on the ability of the Adviser who has substantial experience as an investment adviser but limited experi-ence as an adviser to a mutual fund.

  Further information about these and other risk factors is contained in the "Details on Investment Policies" section of this Prospectus.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share data and ratios for a share outstanding throughout the period presented of the TJ Core Equity Portfolio and is part of the Portfolio's Financial Statements included in the Portfo-lio's 1996 Annual Report to Shareholders which is incorporated by reference into the Portfolio's Statement of Additional Information. The Portfolio's Fi-nancial Statements have been audited by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Portfolio's Statement of Additional Information. The following information should be read in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                                                            SEPTEMBER 28, 1995*
                                                                    TO
                                                              APRIL 30, 1996
                                                            -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................        $10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income+...................................          0.06
  Net Realized and Unrealized Gain on Investments..........          1.05
                                                                  -------
    Total From Investment Operations.......................          1.11
                                                                  -------
DISTRIBUTIONS
  Net Investment Income....................................         (0.06)
                                                                  -------
NET ASSET VALUE, END OF PERIOD.............................       $ 11.05
                                                                  =======
TOTAL RETURN...............................................         11.13%++
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......................       $ 1,023
Ratio of Expenses to Average Net Assets+...................          1.38%**#
Ratio of Net Investment Income to Average Net Assets+......          1.06%**
Portfolio Turnover Rate....................................            17%
Average Commission Rate....................................       $0.0600

-------
 * Commencement of Operations.
** Annualized.
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $0.74 per share of the period endedApril 30, 1996.
++ Total return would have been lower had certain fees not been waived and ex-
   penses assumed by the Adviser during the period.
 # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.25%**.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                        DETAILS ON INVESTMENT POLICIES

INVESTMENT STRATEGY
  In seeking its investment objective, the Portfolio will invest at least 65% of its total assets, under normal circumstances, in equity securities, con-sisting primarily of common stock of companies with market capitalizations greater than $200 million at the time of purchase. Furthermore, the Portfolio will invest so that 80% of the Portfolio's common stock holdings will be of issuers with market capitalizations greater than $800 million. The Portfolio may also invest in other equity-related securities such as preferred stock, convertible preferred stock, convertible bonds, options on stock indices, rights and warrants. The Portfolio may also invest up to 35% of its assets in investment grade debt securities which are generally considered to be those securities having one of the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or, if unrated, of equivalent quality in the Adviser's judgment. Secu-rities rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of is-suers than higher rated securities. The Adviser also reserves the right to re-tain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the retention of securities is warranted. Up to 20% of the Portfolio's assets may be invested in the securities of foreign securi-ties.

  The Adviser believes that maximum total return can be achieved by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance. Beginning with a thorough analysis of current and anticipated economic fundamentals, ex-amining key economic variables such as the level and direction of interest rates, forecasted growth in the GDP, anticipated gains in corporate profits, inflationary pressures, and money supply growth, as well as other variables, the Adviser is able to determine the basis for asset allocation between stocks and cash and cash equivalents.

  The analysis of key economic variables also helps identify industry groups or specific industries which should benefit as a result of anticipated eco-nomic fundamentals. These industry groups are then analyzed in detail begin-ning with industry screens, going onto individual company analysis, and fi-nally specific purchase recommendations. Of particular interest to the Adviser is the valuation being placed upon the company as well as the forecasted growth in earnings and dividends over the next 1 to 5 years.

  It is anticipated that cash reserves will represent a relatively small per-centage of the Portfolio's assets. Under normal circumstances, it will be less than 20%. However, when the Adviser believes that market conditions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "Short-Term Investments and Repurchase Agree-ments" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated in-vestment objective.

OTHER INVESTMENT POLICIES
  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's Statement of Additional Information, in the following securities, investments or investment techniques:

FOREIGN INVESTMENTS
  The Portfolio may invest up to 20% of its assets in foreign securities which involve additional risks not typically associated with investing in domestic securities. Since the securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested re-serves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  In addition, non-U.S.-based companies are not subject to the same account-ing, auditing and financial reporting standards as are domestic companies and may have policies that are not comparable to those of domestic companies. There may be less publicly-available information about non-U.S.-based compa-nies which may make it difficult to make investment decisions. Securities of some foreign companies are generally less liquid and more volatile than secu-rities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Political factors may have an impact in the form of confisca-tory taxation, expropriation or political instability in international mar-kets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments. For additional information regarding foreign securities, please see the State-ment of Additional Information.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs). Investments in ADRs, which are domes-tic securities representing ownership rights in foreign companies, will not exceed 25% of the Portfolio's assets. ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADRs may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securities.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or, if unrated, de-termined by the Adviser to be of comparable quality.

  The Fund has received an Order from the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-ex-empt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on invest-ments relative to what it could earn individually.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

REPURCHASE AGREEMENTS
  In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the security plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as col-lateral for the loan. Repurchase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repur-chase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence.

  There are some risks involved in repurchase agreements. If the seller de-faults on its agreement to buy back the securities and the value of those se-curities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its owner-ship of the underlying securities.

  The Adviser believes that these risks can be controlled by carefully review-ing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction. The Portfolio may invest in re-purchase agreements collateralized by U.S. Government securities, certificates of deposit, bankers acceptances and other short-term securities as outlined above under "Short-Term Investments."

  The Fund has received an Order from the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agree-ments on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such re-purchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Occasionally the Portfolio will invest in securities whose terms and charac-teristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securi-ties are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objective at attractive prices -- not to increase its investment leverage. Securities purchased on a when-issued basis may de-cline or appreciate in market value prior to their actual delivery to the Portfolio.

FUTURES AND OPTIONS TRANSACTIONS
  In order to remain fully invested, and to reduce transaction costs, the Portfolio may utilize appropriate futures contracts and options to a limited extent. These instruments are commonly referred to as "derivatives." For exam-ple, in order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, the Portfolio may invest a portion of its assets in appropriate futures contracts. As futures contracts only require a small initial margin deposit, the Portfolio would then be able to keep a cash reserve available to meet potential redemp-tions, while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in securities directly, it is expected that the use of in-dex futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs. The Portfolio will enter into futures contracts and options for bona fide hedging purposes only and for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the Portfolio's total assets.

  The primary risks associated with the use of futures and options are (1) im-perfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures and options relating to the securi-ties purchased or sold by the Portfolio; and (2) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on the Portfo-lio's ability to hedge. In the opinion of the Trustees, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transac-tions traded on national exchanges and for which there appears to be a liquid secondary market. For additional information regarding futures contracts and options, please see the Statement of Additional Information.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio se-curities to the extent that greater than one-third of its assets at fair mar-ket value would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified bro-kers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral when-ever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with re-spect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENT COMPANIES

  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

PORTFOLIO TURNOVER
  This Portfolio is managed for long-term appreciation rather than short-term trading profits. As a result, the Adviser seeks to keep portfolio turnover be-low 60%. (A turnover rate of 100% would mean that all securities in the Port-folio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market conditions. Occasionally, when the market shifts suddenly or when the pros-pects for individual stocks change quickly, the Adviser may find it necessary to sell securities which have not been in the Portfolio for very long.

                            INVESTMENT LIMITATIONS

  To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of pur-chase. The sale of instruments is not required in the event of a subsequent change in circumstances.

  The Portfolio's limitations are as follows:

  (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentali-
ties);

  (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

  (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

  (d) The Portfolio may not invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. Government and its agen-cies;

  (e) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repur-chase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in com-pliance with the 1940 Act, and the rules, regulations and interpretations of the Commission;

  (f) The Portfolio may not borrow except from banks in extraordinary circum-stances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its gross assets and (2) cannot buy additional securities if it borrows more than 5% of its total assets; and

  (g) The Portfolio may not pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f.1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the Statement of Additional Information, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of the Portfolio may be purchased without a sales commission directly through UAM Fund Distributors, Inc. (the "Distributor"), and through broker-dealers, registered representatives, and other financial intermediaries ("Service Agents") having selling or shareholder service agreements with the Distributor. The shares are sold at the net asset value per share next deter-mined after an order is received by the Fund or the designated Service Agent. (See "Service and Distribution Plans" and "How Share Prices are Determined.") The required minimum initial investment in the Portfolio is $2,500 with cer-tain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial in-vestment minimum for spousal IRA accounts is $250. The minimum for any subse-quent investment is $100.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regard-ing purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  If you buy Shares of a Portfolio through a Service Agent, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Sub-Transfer Agent (prior to the close of the Sub-Transfer Agent's business day) and the Distributor to receive that day's share price with proper payment to the Fund to follow. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are re-sponsible to their customers, the Fund and its Distributor for timely trans-mission of all subscription and redemption requests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL
  An account also may be opened with the assistance of your Service Agent by completing and signing an Account Registration Form. The original Account Reg-istration Form should be forwarded together with a check payable to UAM Funds Trust to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Mail the copy of the Account Registration Form (manually signed), without the check, to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  To make additional investments to an account you have already established, simply mail your check directly or through your Service Agent to the UAM Funds Service Center at the address above. Make sure that your account number, ac-count name, the name of the Portfolio and the name of the class of shares are clearly indicated on the check so that we can properly credit your account.

  For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after re-ceipt. Investments received by 4 p.m. Eastern Time will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market close on Tuesday.)

HOW TO BUY SHARES BY WIRE
  To make an initial investment by wire, your Service Agent should telephone the Fund's Sub-Transfer Agent (toll-free 1-800-638- 7983), and provide the ac-count name, address, telephone number, social security or taxpayer identifica-tion number, the name of the Portfolio (Service Class Shares), the amount be-ing wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number and a wire control number will then be provided to you.

  Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, The Chase Manhattan Bank ("Custodian Bank"). You will be asked to provide the following information:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          (Your Account Registration)
                           (Your Account Number)
                           (Wire Control Number)

  After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to your Service Agent or the UAM Funds Service Center as soon as possible. You can obtain forms by calling the UAM Funds Service Center at 1-800-638-7983. Federal Funds purchases will be ac-cepted only on days when the NYSE and the Custodian Bank are open for busi-ness.

  Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

OTHER PURCHASE INFORMATION
  Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders of the Portfolio when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

  Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the sharehold-er. Certificates for fractional shares, however, will not be issued.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired by the Portfolio through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

  . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them, e.g., as evidenced by a listing on the American Stock Exchange, NYSE, NASDAQ or a foreign exchange.

  . The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regula-tion.

  . The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Portfo-lio's net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

  Your request should be addressed to:

                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  or to your Service Agent.

BY MAIL
  To redeem by mail, you should include the following:

  . your share certificates, if we have issued them to you;

  . a letter which tells us how many shares you wish to redeem or, alterna-tively, what dollar amount you wish to receive;

  . a signature guaranteed by your bank, broker or other financial institu-tion (see "Signature Guarantees" below); and

  . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

  If you are not sure of which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reasonable precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded, and investors may be required to pro-vide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following instructions received by telephone that it reasonably believes are genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written re-quest must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and, each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

  . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the regis-tered address; or

  . transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000.

Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which par-ticipates in a signature guarantee program. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

  . on the written request for redemption; or

  . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

  . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES
  You may exchange Service Class Shares of the Portfolio for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds-- Service Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges.

  Exchange requests may be made by phone or letter or through a Service Agent. Telephone exchanges may be made only if the Fund holds all share certificates and if the registration of the two accounts is identical. Telephone exchanges received before 4 p.m. Eastern Time will be processed at the share price set after the market close the same day. Exchanges received after 4 p.m. Eastern Time will be executed at the share price determined at the market close on the following day. For additional information regarding responsibility for the au-thenticity of telephoned transaction instructions, see "How to Sell Shares --
 By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

  Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; howev-er, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objectives before shifting money into it. Make sure its objectives and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Serv-ice Agents directly or through the Distributor. The Fund reimburses the Dis-tributor or the Service Agent, as the case may be, for payments made at an an-nual rate of up to 0.25 of 1% of the average daily value of Service Class Shares owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares.

Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the Commission construes such term un-der Rule 12b-1. The fees payable for Servicing are payable without regard to actual expenses incurred, subject to adjustment of the fee prospectively to reflect actual expenses.

  Servicing may include, among other things, one or more of the following ren-dered with respect to the Service Class shareholders: answering client inqui-ries regarding the Fund; assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit Federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alter-native means for continuing the Servicing of such shareholders would be sought.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board of Trustees, including a majority of the Trustees who are not "inter-ested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Trustees"). The Plans may be termi-nated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a majority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfo-lio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of a Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distri-bution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker- dealers, other financial institutions, sales rep-resentatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commis-sions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such serv-ices arrangements, when in effect, are made generally available to all quali-fied service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                        HOW SHARE PRICES ARE DETERMINED

  The value of each share of the Portfolio is calculated every day that the NYSE is open. This means that shares are valued after the market close, gener-ally 4 p.m. Eastern Time on Monday through Friday, except for major holidays when the NYSE is closed.

  The value of each share is determined by adding up the total market value of all the securities in the Portfolio plus cash and other assets, deducting lia-bilities and then dividing by the total number of shares outstanding.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date, or for which market quotations are not readily avail-able, are valued at a price between the last price asked and the last price bid. Net asset value includes interest on bonds and other fixed income securi-ties which is accrued daily. Bonds and other fixed income securities are val-ued according to the broadest and most representative market which will ordi-narily be the over-the-counter market. In addition, bonds and other fixed in-come securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Bonds and other fixed income securities listed on a foreign ex-change are valued at the latest quoted sales price available before the time when assets are valued.

  For valuation purposes, all securities initially expressed in a foreign cur-rency are converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

  Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) from its investments, as well as any interest earned from short-term invest-ments, to shareholders in the form of quarterly dividends. You must instruct the Portfolio to pay out dividends and distributions in cash to you or to re-invest them. The Account Registration Form has a box for your instructions. Unless you specifically tell us to distribute dividend and other income in cash, however, we will assume you want this income reinvested. By law, you must pay taxes on any dividend you receive on your investments whether dis-tributed in cash or reinvested in shares. The Portfolio will send you a state-ment annually telling you exactly how much dividend income you have earned for tax purposes.

CAPITAL GAINS
  Capital gains are another source of appreciation to the Portfolio. Basical-ly, a gain is an increase in the value of a stock or bond. However, for tax purposes, the Portfolio does not need to "realize" or declare a capital gain unless it sells a stock or bond which has appreciated.

  You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains computed under tax rules that the Portfolio has made are added up and capital losses are sub-tracted. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement annually inform-ing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them you will be responsible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you de-cide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends and on gains whether they are distributed as cash or are reinvested in shares. Dividends and short-term cap-ital gains will be taxed as ordinary income. Long-term capital gains distribu-tions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfo-lio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement. You may be able to claim an offsetting tax credit or itemized de-duction for foreign taxes paid by the Portfolio. Your tax statement will gen-erally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

THE INVESTMENT ADVISER
  The Adviser is a registered investment adviser formed in 1983 with business offices located at Two Leadership Square, 211 North Robinson, Suite 450, Okla-homa City, Oklahoma. It is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM") and provides and offers investment management and ad-visory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has approximately $1.9 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is calculated every month as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.75%.

  Although the advisory fee rate payable by the Portfolio is higher than the rate payable by most mutual funds, the Fund believes it is comparable to the rates paid by many other funds with similar investment objectives and policies and is appropriate for the Portfolio in light of its investment objective.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

  The investment professionals at the Adviser who are responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  THOMAS E. JOHNSON, CFA, PRESIDENT, SENIOR PORTFOLIO MANAGER -- Texas Tech University, B.B.A., 1963; Texas Tech University, M.B.A., 1964; President and Senior Portfolio Manager, Tom Johnson Investment Management, Inc., 1983-Pres-ent.

  JERRY WISE, CFA, CPA, EXECUTIVE VICE PRESIDENT, SENIOR PORTFOLIO MANAGER -- Oklahoma University, B.B.A., 1978; Oklahoma University, M.B.A., 1984; Execu-
tive Vice President and Senior Portfolio Manager, Tom Johnson Investment Man-agement, Inc., 1986-Present.

  RICHARD PARRY, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER -- University of Colorado, B.S., 1979; Oklahoma City University, M.B.A., 1983; Vice Presi-dent and Senior Portfolio Manager, Tom Johnson Investment Management, Inc., 1989-Present.

  THOMAS GILES, CFA, PORTFOLIO MANAGER -- University of Texas, B.B.A., 1979; University of Texas, M.B.A., 1982; Portfolio Manager, Tom Johnson Investment Management, Inc., 1989-Present.

  JAMES MCGLYNN, CFA, PORTFOLIO MANAGER -- University of Texas at Austin, B.B.A., 1980; Securities Analyst/Portfolio Manager, Securities Management Re-search, 1990-1991; Portfolio Manager, Tom Johnson Investment Management, Inc., 1991-Present.

  JOHN SHEPLEY, CFA, PORTFOLIO MANAGER -- Midwestern State University, B.B.A., 1982; Portfolio Manager, Sauder Management Company, 1983-1990; Portfolio Man-ager, Tom Johnson Investment Management, Inc., 1990-Present.

  DOUGLAS A. HAWS, TRADER -- University of Oklahoma, B.B.A., 1993; Internal Auditor, Union Pacific Corporation, May, 1993-October, 1994; Trader, Tom John-son Investment Management, Inc., October, 1994-Present.

THE ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI") a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, MA. 02110, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chemical Bank. Chemical Banking Corporation is the surviving corporation and will con-tinue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the TJ Core Equity Portfolio is 0.04% of aggregate net assets. The sub-administration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Funds; 0.11 of 1% of the next $800 million of total net assets of the Funds; 0.07 of 1% of total net assets in excess of $1 bil-lion but less than $3 billion, and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

THE DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio (except as described under "Service and Distribution Plans" above). The Agreement continues in effect as long as the Fund's Board of Trustees, in-cluding a majority of the Trustees who are not parties to the Agreement or in-terested persons of any such party, approve it on an annual basis. The Agree-ment provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospec-tuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of July 31, 1996, Hartnat & Co., Boston, MA held of record 78% of the outstanding shares of the TJ Core Equity Portfolio Institutional Serv-ice Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Insti-tutional Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distri-bution expenditures. Information about the Institutional Class Shares of the Portfolios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the ex-tent required by the undertaking, the Fund will assist shareholder communica-tions in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                        UAM FUNDS--SERVICE CLASS SHARES

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
  BHM&S Total Return Bond Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
  NWQ Balanced Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
  Sirach Growth Portfolio
  Sirach Special Equity  Portfolio

TOM JOHNSON INVESTMENT MANAGEMENT, INC.
  TJ Core Equity Portfolio

                                    PART B


                                   UAM FUNDS
                       BHM&S TOTAL RETURN BOND PORTFOLIO
                          INSTITUTIONAL CLASS SHARES
                      INSTITUTIONAL SERVICE CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
                               August 28, 1996



This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the BHM&S Total Return Bond Portfolio dated August 28, 1996 relating to the Institutional Class Shares, and the Prospectus dated August 28, 1996 relating to the Institutional Service Class Shares (the "Service Class Shares"). To obtain a Prospectus, please call the UAM Funds Service Center:


                                 1-800-638-7983



                               TABLE OF CONTENTS



                                                                           Page
                                                                           ----
Investment Objective And Policies........................................   2
Purchase of Shares.......................................................   2
Redemption of Shares.....................................................   2
Shareholder Services.....................................................   3
Investment Limitations...................................................   4
Management of The Fund...................................................   5
Investment Adviser.......................................................   7
Service And Distribution Plans...........................................   8
Portfolio Transactions...................................................   9
Administrative Services..................................................   9
Performance Calculations.................................................  10
General Information......................................................  13
Financial Statements.....................................................  14
Appendix - Description of Securities And Ratings......................... A-1

                       INVESTMENT OBJECTIVE AND POLICIES


     The following policies supplement the investment objective and policies of the BHM&S Total Return Bond Portfolio (the "Portfolio") as set forth in the Prospectuses for the Institutional Class Shares and Service Class Shares of the
Portfolio:

SECURITIES LENDING

     The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

                               PURCHASE OF SHARES


     Both Classes of shares of the Portfolio may be purchased without sales commission at their net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Years Day, January 1, 1997; Presidents Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; and Independence Day, July 4, 1997.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                              REDEMPTION OF SHARES

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in each Prospectus under "How Shares Prices are Determined," and a redeeming shareholder would normally incur brokerage expenses if he converted those securities to cash.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES


     To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.


     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

     The following supplements the information set forth in the Portfolios Prospectuses under the heading "Buying, Selling and Exchanging Shares":

EXCHANGE PRIVILEGE

     Institutional Class Shares of the BHM&S Total Return Bond Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the BHM&S Total Return Bond Portfolio - Institutional Class Shares Prospectus.) Service Class Shares of the BHM&S Total Return Bond Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center). Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by telephone.

Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in each Prospectus of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3) and (4) are classified as fundamental. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of thethe Portfolio. The Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4)  underwrite the securities of other issuers;

     (5)  purchase on margin or sell short;

     (6) purchase or retain securities of an issuer if those officers and trustees of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

     (8) invest for the purpose of exercising control over management of any company;

     (9) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs; and

     (10) invest in warrants if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on a recognized stock exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.


                         MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


          MARY RUDIE BARNEBY*        Trustee and Executive Vice President of the
          1133 Avenue of the         Fund; President of UAM Retirement Plan
          Americas New York, NY      Services since 1993; Former President of
          10036                      UAM Fund Distributors, Inc.; Formerly
          Age 44                     responsible for Defined Contribution Plan
                                     Services at a division of the Equitable
                                     Companies, Dreyfus Corporation and Merrill
                                     Lynch.

          JOHN T. BENNETT, JR.       Trustee of the Fund; President of Squam
          College Road - RFD 3       Investment Management Company, Inc. and
          Meredith, NH 03253         Great Island Investment Company, Inc.;
          Age 67                     President of Bennett Management Company
                                     from 1988 to 1993.

          J. EDWARD DAY              Trustee of the Fund; Retired Partner in the
          5804 Brookside Drive       Washington office of the law firm Squire,
          Chevy Chase, MD 20815      Sanders & Dempsey; Director, Medical Mutual
          Age 81                     Liability Insurance Society of Maryland;
                                     formerly, Chairman of the Montgomery
                                     County, Maryland Revenue Authority.

          PHILIP D. ENGLISH          Trustee of the Fund; President and Chief
          16 West Madison Street     Executive Officer of Broventure Company,
          Baltimore, MD 21201        Inc.; Chairman of the Board of Chektec
          Age 48                     Corporation and Cyber Scientific, Inc.

          WILLIAM A. HUMENUK         Trustee of the Fund; Partner in the
          4000 Bell Atlantic Tower   Philadelphia office of the law firm Dechert
          1717 Arch Street           Price & Rhoads; Director, Hofler Corp.
          Philadelphia, PA 19103
          Age 54


          NORTON H. REAMER*          Trustee, President and Chairman of the
          One International Place    Fund; President, Chief Executive Officer
          Boston, MA 02110           and a Director of United Asset Management
          Age 60                     Corporation; Director, Partner or Trustee
                                     each of the Investment Companies of the
                                     Vance Group of Mutual Funds.

          PETER M. WHITMAN, JR.*     Trustee of the Fund; President and Chief
          One Financial Center       Investment Officer of Dewey Square
          Boston, MA 02111           Investors Corporation ("DSI") since 1988;
          Age 53                     Director and Chief Executive Officer of H.
                                     T. Investors, Inc., formerly a subsidiary of DSI.

          WILLIAM H. PARK*           Vice President of the Fund; Executive Vice
          One International Place    President and Chief Financial Officer of
          Boston, MA 02110           United Asset Management Corporation.
          Age 49


          *These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          GARY L. FRENCH*            Treasurer of the Fund; President and Chief
          211 Congress Street        Executive Officer of UAM Fund Services,
          Boston, MA  02110          Inc.; President of UAM Fund Distributors,
          Age 45                     Inc.; formerly Vice President-Operations
                                     Development and Control of Fidelity
                                     Investment Institutional Services from
                                     February 1995 to August 1995; Treasurer of the Fidelity Group of Funds from 1991 of February 1995.


          MICHAEL E. DEFAO*          Secretary of the Fund; Vice President and
          211 Congress Street        General Counsel of UAM Fund Services, Inc.,
          Boston, MA 02110           and UAM Fund Distributor, Inc.; formerly an
          Age 28                     Associate of Ropes & Gray (a law firm) from
                                     1993 to February 1995.


          ROBERT R. FLAHERTY*        Assistant Treasurer of the Fund; Vice
          211 Congress Street        President of UAM Fund Services Inc.;
          Boston, MA 02110           formerly Manager of Fund Administration and
          Age 32                     Compliance of the Sub-Administration from
                                     March 1995 to July 1996; Senior Manager of
                                     Deloitte & Touche LLP from 1985 to
                                     1995.


          KARL O. HARTMANN*         Assistant Secretary of the Fund; Senior Vice
          73 Tremont Street         President, Secretary and General Counsel of
          Boston, MA 02108          Sub-Administrator; formerly Senior Vice
          Age 41                    President, Secretary and General Counsel of
                                    Leland, O'Brien, Rubinstein Associates,
                                    Inc., from November 1990 to November
                                    1991.

          *These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS


          The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. as well as AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. As of July 31, 1996, the Trustees and Officers of the Funds owned less than 1% of the Fund's outstanding shares.

          The following table shows aggregate compensation paid to each of the Funds Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE


====================================================================================================================================
          (1)                        (2)                     (3)                       (4)                        (5)

                                                           Pension or                                        Total Compensation
                                  Aggregate            Retirement Benefits        Estimated Annual         from Registration and
     Name of Person,             Compensation           Accrued as Part of         Benefits Upon           Fund Complex Paid to
        Position                From Registrant          Fund Expenses               Retirement                  Trustees

====================================================================================================================================
JOHN T. BENNETT, JR.,
TRUSTEE                           $ 3,396                      0                         0                        $29,600

J. EDWARD DAY,
TRUSTEE                           $ 3,396                      0                         0                        $29,600

PHILIP D. ENGLISH,
TRUSTEE                          $3,396                     0                          0                     $29,600

WILLIAM A. HUMENUK,
TRUSTEE                          $3,396                     0                          0                     $29,600



PRINCIPAL HOLDER OF SECURITIES

     As of July 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio as noted.

     BHM&S Total Return Bond Portfolio Institutional Class Shares: Hartnat & Co., F/B/O Barrow Hanley, P.O. Box 4044, Boston, MA, 99.9%*.

     BHM&S Total Return Bond Portfolio Institutional Service Class Shares:
Hartnat & Co., P.O. Box 4044, Boston, MA, 62.4%*; Hartnat & Co., F/B/O Lillick and Charles, P.O. Box 4044, Boston, MA, 16.3%*; Hartnat & Co., F/B/O Allied Waste, P.O. Box 4044, Boston, MA, 12.3%*.

     The persons or organizations listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

__________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

     Barrow, Hanley, Mewhinney & Strauss, Inc. is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of the UAM Funds, Inc., a registered investment company.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month:

          BHM&S Total Return Bond Portfolio .................. 0.35%

                        SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolios Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account records for such beneficial owners of the Fund's shares;


     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i)  assisting customers in completing application forms, selecting
          dividend and other account options   and opening any necessary custody
          accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.


     Each agreement with a Service Agent is governed by a Sshareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.


     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution
Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

     Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers, Inc. has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

     Fees paid to Service Agents on behalf of the Portfolio for the fiscal year ended April 30, 1996 totaled $1,369.

                            PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.




     It is not the Funds practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES


     The basis of the fees paid to the Sub-Administrator for the period November 1, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the BHM&S Total Return Bond Portfolio totaled $22,073. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $1,927 from the BHM&S Total Return Bond Portfolio as Administrator. The services provided by the Administrator and the Sub-Administrator and the fees payable to both effective April 15, 1996 are described in the Portfolio's Prospectuses.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio. The yield for the BHM&S Total Return Bond Portfolio Institutional Class Shares and Service Class Shares for the 30-day period ended on April 30, 1996 was 6.22% and 6.01%, respectively.

     A yield figure is obtained using the following formula:

                         Yield = 2[( a-b + 1 )/6/ - 1]
                                     ---
                                     cd
where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TOTAL RETURN

     The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     These figures are calculated according to the following formula:

                                P(1+T)/n/ = ERV


where:

     P =   a hypothetical initial payment of $1,000
     T =   average annual total return
     n =   number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


     The cumulative total rate of return for the BHM&S Total Return Bond Portfolio from inception on November 1, 1995 to the date of the Financial Statements included herein is 0.08% for the Institutional Class Shares and (0.07)% for the Service Class Shares.

COMPARISONS

     To help investors better evaluate how an investment in either Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, plus North America.

     (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (k) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (l) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (m) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

     (n) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.


     (o) Composite indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (p)  CDA Mutual Fund Report published by CDA Investment Technologies, Inc.
          - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (q) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

     (u) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

     (v) Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $l00 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (w) Lehman Brothers Government/Corporate Index - is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.


     (x) Lehman Brothers Aggregate Index - is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

     (y) Historical data supplied by the research departments of First Boston Corporation; the J.P Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, with par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders. Currently, the Fund is offering shares of seven Portfolios.


     On each matter submitted to a vote of the Shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his name on the books of the Fund.

     In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

     Shareholders of both classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional Shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class
Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution.

Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

     As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FEDERAL TAXES


     In order for the Portfolio to continue to quality for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or other related income, derived with respect to its business investing in stock or securities. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock or securities held less than three months.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures transactions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payment.

                             FINANCIAL STATEMENTS

     The Financial Statements of the BHM&S Total Return Bond Portfolio for the period from inception on November 1, 1995 to April 30, 1996, and the Financial Highlights for the respective period presented which appear in the Portfolios' 1996 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number:
0000950109-96-004190), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I.   DESCRIPTION OF CORPORATE BOND RATINGS

     MOODY'S INVESTORS SERVICE INC.'S CORPORATE BOND RATINGS

     Aaa - Bonds which are Aaa are judged to be the best quality; They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

II.  DESCRIPTION OF MUNICIPAL NOTE RATINGS

     MOODY'S INVESTORS SERVICE INC.'S MUNICIPAL NOTES RATINGS

     MIG1 - Municipal Notes which are rated MIG1 are considered best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2 - Municipal Notes which are rated MIG2 are considered high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG3 - Municipal Notes which are rated MIG3 are considered favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

STANDARD & POOR'S CORPORATION'S MUNICIPAL NOTES RATINGS

     SP-1 - Municipal Notes which are rated SP-1 are considered to possess a strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 - Municipal Notes which are rated SP-2 are considered to possess a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


III. DESCRIPTION OF U.S GOVERNMENT SECURITIES


     The term "U.S. Government Securities" refers to a variety of securities which issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.


     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.


     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States though provisions in their charters that they make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt form certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the Unites States, but those institutions are protected by the discretionary authority of the U.S Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S Government.


     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

IV.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is Prime-1 or Prime-2.


V.   DESCRIPTION OF BANK OBLIGATIONS


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealer's obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                     PART B



                                UAM FUNDS
              CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
              CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
                           INSTITUTIONAL CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION


                             AUGUST 28, 1996


     This Statement is not a Prospectus but should be read in conjunction with the Prospectuses of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Chicago Asset Management Value/Contrarian Portfolio Institutional Class Shares and Chicago Asset Management Intermediate Bond Portfolio Institutional Class Shares dated August 28, 1996. To obtain the Prospectuses, please call the UAM Funds Service Center:

                                1-800-638-7983



                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
     Investment Objectives and Policies....................................   2
     Purchase of Shares....................................................   8
     Redemption of Shares..................................................   8
     Shareholder Services..................................................   9
     Investment Limitations................................................   10
     Management of the Fund................................................   11
     Investment Adviser....................................................   13
     Portfolio Transactions................................................   14
     Administrative Services...............................................   15
     Performance Calculations..............................................   15
     General Information...................................................   18
     Federal Taxes.........................................................   19
     Financial Statements..................................................   19
     Appendix-Description of Securities and Corporate Bond Ratings.........  A-1

                      INVESTMENT OBJECTIVES AND POLICIES


          The following policies supplement the investment objectives and policies of the Chicago Asset Management Value/Contrarian Portfolio and Chicago Asset Management Intermediate Bond Portfolio (the "Portfolios") as set forth in the Portfolios' Prospectuses:

SECURITIES LENDING


          Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

          At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

HEDGING STRATEGIES

          Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each Portfolio may also enter into foreign currency contracts to hedge against its foreign currency movements. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolios will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While each Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolios' net asset value will fluctuate. There can be no assurance that a Portfolio's hedging transactions will be effective. Also, a Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The U.S. dollar value of the assets of the Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when either of the Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Neither Portfolio intends to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio's securities or other assets denominated in that currency.


          Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, high-grade liquid debt or equity securities into a segregated account in an amount equal to the value of such Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

          The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

          If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

          Each Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structed as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          A Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS


          The Portfolios may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differances between the securities, futures and options markets that could that results in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the excise of skill and judgement by the Adviser, and even a well-conceived transaction may be unseccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS

          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Portfolio writes only covered options, which means that so long as a Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash, U.S. government securities or high grade liquid debt or equity securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.


PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

          The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolios deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.
Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


          Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. government securities or high grade liquid debt or equity securities in a segregated account with the Custodian.

          Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the Custodian, cash or U.S. government securities or high grade liquid debt or equity securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

          Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protection afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolios to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make a trading decision, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

INTEREST RATE SWAP TRANSACTIONS

          Each Portfolio may enter into swap contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices and fixed income indices, (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

          The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offsetting against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.

          Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to the interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

                              PURCHASE OF SHARES


          Shares of each Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for each Portfolio is $2,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; and Independence Day, July 4, 1997.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES


          Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Share Prices are Determined", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

          No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES


          To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.


          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

          The following supplements the information set forth in the Portfolios' Prospectuses under the heading "Buying, Selling and Exchanging Shares":

EXCHANGE PRIVILEGE


          Institutional Class Shares of each Portfolio may be exchanged for Institutional Class Shares of the other Portfolio. In addition, Institutional Class Shares of each Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of each Portfolio's Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.


          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3) and (4) are classified as fundamental. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of thethe Portfolio. Each Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Commission thereunder;

     (4)  underwrite the securities of other issuers;

     (5) invest in stock, bond or interest rate futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

     (6)  purchase on margin or sell short except as specified in (5) above;

     (7) purchase or retain securities of an issuer if those officers and directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

     (9) invest for the purpose of exercising control over management of any company;

    (10) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs; and

    (11) invest in warrants, valued at the lower of cost or market, in excess of 5.0% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants attached to securities are not subject to this limitation.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


          MARY RUDIE BARNEBY*          Trustee and Executive Vice President of
          1133 Avenue of the Americas  the Fund; President of UAM Retirement
          New York, NY 10036           Plan Services since 1993; Former
          Age 44                       President of UAM Fund Distributors, Inc.;
                                       Formerly responsible for Defined
                                       Contribution Plan Services at a division of the Equitable Companies, Dreyfus
                                       Corporation and Merrill Lynch.


          JOHN T. BENNETT, JR.         Trustee of the Fund; President of Squam
          College Road - RFD 3         Investment Management Company, Inc. and
          Meredith, NH 03253           Great Island Investment Company, Inc.;
          Age 67                       President of Bennett Management Company
                                       from 1988 to 1993.


          J. EDWARD DAY                Trustee of the Fund; Retired Partner in
          5804 Brookside Drive         the Washington office of the law firm
          Chevy Chase, MD 20815        Squire, Sanders & Dempsey; Director,
          Age 81                       Medical Mutual Liability Insurance
                                       Society of Maryland; formerly, Chairman
                                       of the Montgomery County, Maryland
                                       Revenue Authority.


          PHILIP D. ENGLISH            Trustee of the Fund; President and Chief
          16 West Madison Street       Executive Officer of Broventure Company,
          Baltimore, MD 21201          Inc.; Chairman of the Board of Chektec
          Age 48                       Corporation and Cyber Scientific,
                                       Inc.


          WILLIAM A. HUMENUK           Trustee of the Fund; Partner in the
          4000 Bell Atlantic Tower     Philadelphia office of the law firm
          1717 Arch Street             Dechert Price & Rhoads; Director, Hofler
          Philadelphia, PA 19103       Corp.
          Age 54


          NORTON H. REAMER*            Trustee, President and Chairman of the
          One International Place      Fund; President, Chief Executive Officer
          Boston, MA 02110             and a Director of United Asset Management
          Age 60                       Corporation; Director, Partner or Trustee
                                       of each of the Investment Companies of
                                       the Eaton Vance Group of Mutual
                                       Funds.


          PETER M. WHITMAN, JR.*       Trustee of the Fund; President and Chief
          One Financial Center         Investment Officer of Dewey Square
          Boston, MA 02111             Investors Corporation ("DSI") since 1988;
          Age 53                       Director and Chief Executive Officer of
                                       H. T. Investors, Inc., formerly a
                                       subsidiary of DSI.


          WILLIAM H. PARK*             Vice President of the Fund; Executive
          One International Place      Vice President and Chief Financial
          Boston, MA 02110             Officer of United Asset Management
          Age 49                       Corporation.




          * These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

        GARY L. FRENCH*              Treasurer of the Fund; President and Chief
        211 Congress Street          Executive Officer of UAM Fund Services,
        Boston, MA 02110             Inc.; President of UAM Fund Distributors,
        Age 45                       Inc.; formerly Vice President-Operations
                                     Development and Control of Fidelity
                                     Investment Institutional Services from
                                     February 1995 to August 1995; Treasurer of the Fidelity Group of Funds from 1991 to February 1995.


        MICHAEL E. DEFAO*            Secretary of the Fund; Vice President and
        211 Congress Street          General Counsel of UAM Fund Services,
        to February 1995.            Inc., and UAM Fund Distributors, Inc.,
        Boston, MA 02110             formerly an Associate of Ropes & Gray (a
        Age 28                       law firm) from 1993 to February 1995.



        ROBERT R. FLAHERTY*          Assistant Treasurer of the Fund; Vice
        211 Congress Street          President of UAM Fund Services, Inc.;
        Boston, MA 02110             formerly Manager of Fund Administration
        Age 32                       and Compliance of the Sub-Administrator
                                     from March 1995 to July 1996; Senior
                                     Manager of Deloitte & Touche LLP from 1985 to 1995.


        KARL O. HARTMANN*            Assistant Secretary of the Fund; Senior
        73 Tremont Street            Vice President, Secretary and General
        Boston, MA 02108             Counsel of Sub-Administrator; formerly
        Age 41                       Senior Vice President, Secretary and
                                     General Counsel of Leland, O'Brien,
                                     Rubinstein Associates, Inc., from November
                                     1990 to November 1991.




        * These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS


          The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. as well as AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), Administrator or the Sub-Administrator and receive no compensation from the Fund. As of July 31, 1996, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.


The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE


================================================================================================================================

         (1)                      (2)                      (3)                     (4)                        (5)

                                                        PENSION OR                                     TOTAL COMPENSATION
                               AGGREGATE            RETIREMENT BENEFITS      ESTIMATED ANNUAL         FROM REGISTRANT AND
   NAME OF PERSON,            COMPENSATION          ACCRUED AS PART OF        BENEFITS UPON           FUND COMPLEX PAID TO
      POSITION              FROM REGISTRANT            FUND EXPENSES            RETIREMENT                  TRUSTEES
================================================================================================================================
John T. Bennett, Jr.,
Trustee                          $3,396                    0                        0                       $29,600

J. Edward Day,
Trustee                          $3,396                    0                        0                       $29,600

Philip D. English,
Trustee                          $3,396                    0                        0                       $29,600

William A. Humenuk,
Trustee                          $3,396                    0                        0                       $29,600





PRINCIPAL HOLDERS OF SECURITIES


          As of July 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio:


          Chicago Asset Management Value/Contrarian Portfolio: John McNamara, Norton Reamer, and William Park, Trustees, UAM Profit Sharing & 401(k) Plan, c/o Chicago Asset Management Company, 70 W. Madison Street, 56th Floor, Chicago, IL, 72%*; Chase Manhattan Bank, Trustee, F/B/O Performance Analytics Inc., Profit Sharing Plan, Attn. Alan L. Miller, 770 Broadway Street, 10th Floor, New York, NY, 6%*; Donaldson Lufkin & Jenrette Securities Corporation, Mutual Funds Trading, 7th Floor, P.O. Box 2052, Jersey City, NJ, 6%* and Barbara Ford Link, Trustee, F/B/O Barbara Ford Link Declaration, F/B/O UAM Profit Sharing & 401(k) Plan, F/B/O George Whitmore, 1133 Avenue of the Americas, New York, NY, 5%*.


          Chicago Asset Management Intermediate Bond Portfolio: Edward W. Usher, Francis X. McCartin, Trustees, Pipe Fitters' Pension Fund Local 597, c/o Chicago Asset Management Company 70 W. Madison Street, 56th Floor, Chicago, Illinois, 89%*; Hartnat & Co., F/B/O American Eurocopter, P.O. Box 4044, Boston, MA,
8%*.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

______________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER


          Chicago Asset Management Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.


          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.


PHILOSOPHY AND STYLE


          Chicago Asset Management Value/Contrarian Portfolio. The Adviser views itself as an equity manager who, by combining value judgment and contrarian opinion, strives to outperform the market and other money managers not by market timing, but by focusing on the selection of individual securities. Categorized as a large cap, bottom-up, value/contrarian, the Adviser's philosophy and strategy are qualitative and have remained the same since the inception of the firm.

          Chicago Asset Management Intermediate Bond Portfolio. The Adviser's approach is predicated on a controlled risk strategy that avoids dependence on interest rate anticipation while emphasizing value added through sector rotation and yield curve analysis. The firm seeks to add value by improving the odds in a risk/reward equation. The Adviser focuses on the more traditional aspects of active portfolio management by scrutinizing sectors, coupons, call features, and the shape of the yield curve. Portfolios are constructed for income and safety.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

               Chicago Asset Management Value/Contrarian Portfolio................... 0.625%
               Chicago Asset Management Intermediate Bond Portfolio.................. 0.48%


          From December 16, 1994 (date of commencement) to April 30, 1995, the Chicago Asset Management Value/Contrarian Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $1,261. For the fiscal year ended April 30, 1996, the Chicago Asset Management Value/Contrarian Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $5,000. Until further notice, the Adviser has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.95%.


          For the period from January 24, 1995 (date of commencement) to April 30, 1995, the Chicago Asset Management Intermediate Bond Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $6,578. For the fiscal year ended April 30, 1996, the Chicago Asset Management Intermediate Bond Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $31,000. Until further notice, the Adviser has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.80%.




                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.


          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

          Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES


          For the period January 24, 1995 to April 30, 1995, administrative services fees paid to the Sub-Administrator by the Chicago Asset Management Value/Contrarian Portfolio totaled $12,304. For the period December 16, 1994 to April 30, 1995, administrative services fees paid to the Sub-Administrator by the Chicago Asset Management Intermediate Bond Portfolio totaled $9,785. The basis of the fees paid to the Sub-Administrator for the 1995 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the fiscal year ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the Chicago Asset Management Value/Contrarian Portfolio and the Chicago Asset Management Intermediate Bond Portfolio totaled $49,477 and $48,360, respectively. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $2,523 and $2,640, respectively, from the Chicago Asset Management Value/Contrarian Portfolio and the Chicago Asset Management Intermediate Bond Portfolio as Administrator. The services provided by the Administrator and Sub-Administrator and the fees payable to both effective April 15, 1996 are described in the Portfolios' Prospectuses.





                            PERFORMANCE CALCULATIONS

PERFORMANCE


          The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of methods used to compute or express performance follows .

YIELD


          Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Intermediate Bond Portfolio for the 30-day period ended on April 30, 1996 was 5.43%.


          A yield figure is obtained using the following formula:

            Yield = 2[(a-b + 1)/6/ - 1]
                       ---
                       cd
where:

a =         dividends and interest earned during the period
b =         expenses accrued for the period (net of reimbursements)
c =         the average daily number of shares outstanding during the period that were entitled to receive income distributions
d =         the maximum offering price per share on the last day of the period.

TOTAL RETURN

          The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

          The average annual total rates of return for the Chicago Asset Management Intermediate Bond Portfolio and Chicago Asset Management Value/Contrarian Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:


                                                                SINCE
                                                              INCEPTION
                                                            THROUGH YEAR
                                       ONE YEAR ENDED           ENDED
                                       APRIL 30, 1996      APRIL 30, 1996    INCEPTION DATE
Intermediate Bond Portfolio                7.62%                9.56%            1/24/95
Value/Contrarian Portfolio                28.00%               29.84%           12/16/94



          These figures are calculated according to the following formula:

          P(1+T)/n/ = ERV

where:

     P =       a hypothetical initial payment of $1,000
     T =       average annual total return
     n =       number of years
   ERV =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

          To help investors better evaluate how an investment in either Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

          (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in

               Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (k) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (m) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

          (n) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

          (o) Composite Indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (p) CDA Mutual Fund Report published by CDA Investment Technologies, Inc.- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (q) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

          (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

          (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (u) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

          (v) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

          (w) Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $l00 million for U.S. government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of government agencies, and corporate debt backed by the U.S. government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (x) Lehman Brothers Government/Corporate Index - is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of government agencies, and corporate debt backed by the U.S. government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


          The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders. Currently, the Fund is offering shares of seven Portfolios.

          On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

          In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.


          Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                                 FEDERAL TAXES

          In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

          Except for transactions the Portfolios have identified as hedging transactions, in general each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on some forward currency and some futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as l00% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures transactions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payment.




                             FINANCIAL STATEMENTS


          The Financial Statements of the Chicago Asset Management Value/Contrarian and Intermediate Bond Portfolios for the fiscal year ended April 30, 1996 and the Financial Highlights for the respective periods presented, which appear in the

Portfolios' 1996 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession
Number: 0000950109-96-004190), are incorporated by reference.

            APPENDIX - DESCRIPTION OF SECURITIES AND CORPORATE BOND RATINGS


I. DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND
RATINGS:


AAA - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contact over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:


AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.


II.       DESCRIPTION OF U.S. GOVERNMENT SECURITIES


          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.


          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.


          In the case of securities not backed by the full and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.


          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.


III.      DESCRIPTION OF COMMERCIAL PAPER


          The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rated of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are in the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


IV.       DESCRIPTION OF BANK OBLIGATIONS


          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate us periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or neat the coupon dates. The dealers' obligations to repurchase such instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                    PART B

                                 UAM FUNDS
                            HANSON EQUITY PORTFOLIO

                        INSTITUTIONAL CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                               AUGUST 28, 1996


This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust ("the UAM Funds" or the "Fund") for the Hanson Equity Portfolio dated August 28, 1996. To obtain the Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               Table of Contents

                                                                      Page
                                                                      ----
     Investment Objectives and Policies...........................     2
     Purchase of Shares...........................................     2
     Redemption of Shares.........................................     3
     Shareholder Services.........................................     3
     Investment Limitations.......................................     4
     Management of the Fund.......................................     5
     Investment Adviser...........................................     7
     Portfolio Transactions.......................................     7
     Performance Calculations.....................................     8
     General Information..........................................     10
     Federal Taxes................................................     11
     Appendix - Description of Securities and Ratings.............     A-1

                      INVESTMENT OBJECTIVES AND POLICIES


          The following policies supplement the investment objective and policies of the Hanson Equity Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus:

SECURITIES LENDING

          The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

          At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FOREIGN SECURITIES

          Investors in the Portfolio should recognize that investing in foreign companies through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

                              PURCHASE OF SHARES


          Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; and Independence Day, July 4, 1997.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolios' shares.

                              REDEMPTION OF SHARES


          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Share Prices are Determined", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

          To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                          SHAREHOLDER SERVICES

          The following supplements the information set forth in the Portfolio's Prospectus under the heading "BUYING, SELLING AND EXCHANGING SHARES":

EXCHANGE PRIVILEGE


          Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Portfolio's Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-
7983) or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.


          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.


          For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


TRANSFER OF SHARES


          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "REDEMPTION OF SHARES." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3) and (4) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of thethe Portfolio. The Portfolio will not:

     (1)    invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Commission thereunder;

     (4)    underwrite the securities of other issuers;

     (5)    purchase on margin or sell short;

     (6) purchase or retain securities of an issuer if those officers and directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

     (8) invest for the purpose of exercising control over management of any company;

     (9) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs; and

     (10) invest in warrants, if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets would be invested in warrants valued at the lower of market or cost. Included in this amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.



   MARY RUDIE BARNEBY *      Trustee and Executive Vice President of the Fund;
   1133 Avenue of the        President of UAM Retirement Plan Services since
   Americas New York,        1993; Former President of UAM Fund Distributors,
   NY  10036                 Inc.; Formerly responsible for Defined
   Age 44                    Contribution Plan Services at a division of the
                             Equitable Companies, Dreyfus Corporation and
                             Merrill Lynch.


   JOHN T. BENNETT, JR.      Trustee of the Fund; President of Squam Investment
   College Road - RFD 3      Management Company, Inc. and Great Island
   Meredith, NH  03253       Investment Company, Inc.; President of Bennett
   Age 67                    Management Company from 1988 to 1993.


   J. EDWARD DAY             Trustee of the Fund; Retired Partner in the
   5804 Brookside Drive      Washington office of the law firm Squire, Sanders
   Chevy Chase, MD 20815     & Dempsey; Director, Medical Mutual Liability
   Age 81                    Insurance Society of Maryland; formerly, Chairman
                             of the Montgomery County, Maryland Revenue
                             Authority.


   PHILIP D. ENGLISH         Trustee of the Fund; President and Chief Executive
   16 West Madison Street    Officer of Broventure Company, Inc.; Chairman of
   Baltimore, MD 21201       the Board of Chektec Corporation and Cyber
   Age 48                    Scientific, Inc.


   WILLIAM A. HUMENUK        Trustee of the Fund; Partner in the Philadelphia
   4000 Bell Atlantic Tower  office of the law firm Dechert Price & Rhoads;
   1717 Arch Street          Director, Hofler Corp.
   Philadelphia, PA 19103
   Age 54

   /*/ This person is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

          NORTON H. REAMER.*        Trustee,President and Chairman of the fund;
          One International Place   President, Chief Executive Officer and a
          Boston, MA 02110          Director of United Asset Management
          Age 60                    Corporation; Director, Partner or Trustee of
                                    each of the Invesment Companies of the Eaton
                                    Vance of Mutual Funds.


          PETER M. WHITMAN, JR.*    Trustee of the Fund; President and Chief
          One Financial Center      Investment Officer of Dewey Square Investors
          Boston, MA 02111          Corporation ("DSI") since 1988; Director and
          Age 53                    Chief Executive Officer of H. T. Investors,
                                    Inc., formerly a subsidiary of DSI.



          WILLIAM H. PARK.*         Vice President of the Fund; Executive Vice
          One International Place   President and Chief Financial Officer of
          Boston, MA 02110          United Asset Management Corporation.
          Age 49


          GARY L. FRENCH *          Treasurer of the Fund; President and Chief
          211 Congress Street       Executive Officer of UAM Fund Services,
          Boston, MA  02110         Inc.; President of UAM Fund Distributors,
          Age 45                    Inc.; formerly Vice President-Operations
                                    Development and Control of Fidelity
                                    Investment Institutional Services from
                                    February 1995 to August 1995; Treasurer of the Fidelity Group of Funds from 1991 to February 1995.


          MICHAEL E. DEFAO *        Secretary of the Fund; Vice President and
          211 Congress Street       General Counsel of UAM Fund Services, Inc.,
          Boston, MA  02110         and UAM Fund Distributors, Inc.; formerly an
          Age 28                    Associate of Ropes & Gray (a law firm) from
                                    1993 to February 1995.


          ROBERT R. FLAHERTY *      Assistant Treasurer of the Fund; Vice
          211 Congress Street       President of UAM Fund Services, Inc.;
          Boston, MA  02110         formerly Manager of Fund Administration and
          Age 32                    Compliance of the Sub-Administrator since
                                    from March 1995 to July 1996; Senior Manager of Deloitte & Touche LLP from 1985 to
                                    1995.


          KARL O. HARTMANN *        Assistant Secretary of the Fund; Senior Vice
          73 Tremont Street         President, Secretary and General Counsel of
          Boston, MA 02108          Sub-Administrator; formerly Senior Vice
          Age 41                    President, Secretary and General Counsel of
                                    Leland, O'Brien, Rubinstein Associates, Inc.
                                    , from November 1990 to November 1991.


          * These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS


          The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. as well as AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator or the Sub-Administrator and receive no compensation from the Fund. As of July 31, 1996, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.


          The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE

      (1)                    (2)                     (3)                     (4)                     (5)

                                                  Pension or                                   Total Compensation
                           Aggregate         Retirement Benefits        Estimated Annual       from Registrant and
  Name Of Person,        Compensation         Accrued as Part of          Benefits Upon        Fund Complex Paid to
     Position          From Registrant          Fund Expenses              Retirement               Trustees

John T. Bennett, Jr.,
Trustee                    $3,396                    0                         0                     $29,600

J. Edward Day,
Trustee                    $3,396                    0                         0                     $29,600

Philip D. English,
Trustee                    $3,396                    0                         0                     $29,600

William A. Humenuk,
Trustee                    $3,396                    0                         0                     $29,600


                              INVESTMENT ADVISER

CONTROL OF ADVISER


          Hanson Investment Management Company is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.


          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

               Hanson Equity Portfolio............................0.70%

                            PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.


          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.


          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

PERFORMANCE


          The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.


          These figures are calculated according to the following formula:

                                P(1+T)/n/ = ERV

where:

     P =     a hypothetical initial payment of $1,000
     T =     average annual total return
     n =     number of years
   ERV =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

          To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

          (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - unions Cmeasure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (k) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (m) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

          (n) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

          (o) Composite Indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (p) CDA Mutual Fund Report published by CDA Investment Technologies, Inc.- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (q) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

          (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

          (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (u) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

          (v) Lehman Brothers Government/Corporate Index - is a combination of the Government an Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (w) Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $l00 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


          The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders. Currently, the Fund is offering shares of seven Portfolios.

          On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his/her name on the books of the Fund.

          In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.


          Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Instutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

                                 FEDERAL TAXES


          In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock or securities, or other related income, derived with respect to its business investing in stock or secturities. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock or securities.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the character of the payment.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS


I.        DESCRIPTIONS OF BOND RATINGS


          Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither protected nor poorly secured.


          Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings; AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regard as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.


II.       DESCRIPTION OF U.S. GOVERNMENT SECURITIES


          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.


          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.


          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank an FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.


          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.


III.      DESCRIPTION OF COMMERCIAL PAPER


          The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P, Commercial papers refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management stall will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.


          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer' industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) elevation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


IV.       DESCRIPTION OF BANK OBLIGATIONS


          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rates certificates of deposit are certificates of deposits on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchases these instruments are subjects to condition imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


V.        DESCRIPTION OF FOREIGN INVESTMENTS


          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates an in exchange control regulations, and may incur costs in connection with conversions between various currencies.


          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investment in those countries.


          Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.


          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B


                                  UAM FUNDS
                         IRC ENHANCED INDEX PORTFOLIO
                          INSTITUTIONAL CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION

                              August 28, 1996

This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the IRC Enhanced Index Portfolio (the "Portfolio") Institutional Class Shares dated August 28, 1996. To obtain the Prospectus, please call the UAM Funds Service
Center:

                                1-800-638-7983



                               Table of Contents


                                                                    Page
                                                                    ----
     Investment Objectives and Policies............................   2
     Purchase of Shares............................................   2
     Redemption of Shares..........................................   2
     Shareholder Services..........................................   3
     Investment Limitations........................................   3
     Management of the Fund........................................   4
     Investment Adviser............................................   6
     Portfolio Transactions........................................   7
     Administrative Services.......................................   7
     Performance Calculations......................................   7
     General Information...........................................  10
     Federal Taxes.................................................  11
     Financial Statements..........................................  11

                       INVESTMENT OBJECTIVE AND POLICIES

          The following policies supplement the investment objective and policies of the IRC Enhances Index Portfolio (the "Portfolio") as set forth the Portfolio's Prospectus:

SECURITIES LENDING

          The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

          At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Broad of Trustee. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.


                               PURCHASE OF SHARES

          Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500 with certain exceptions to the minimums may be determined from time to time by the officers of the Fund. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; Presidents, Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; and Independence Day, July 4, 1997.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.


                              REDEMPTION OF SHARES

          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

          To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES



          The following supplements the information set forth in the Portfolio's Prospectus under the heading "BUYING, SELLING AND EXCHANGING SHARES":


EXCHANGE PRIVILEGE

          Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Portfolio's Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-
7983) or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios wazzu that are registered for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "REDEMPTION OF SHARES." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                             INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3) and (4) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")) of thethe Portfolio. The Portfolio will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Commission thereunder;

          (4)  underwrite the securities of other issuers;

          (5)  purchase on margin or sell short;

          (6) purchase or retain securities of an issuer if those officers and directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;


          (8) invest for the purpose of exercising control over management of any company; and


          (9) write or acquire options or interests in oil, gas or other mineral exploration or development programs.


                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:


          MARY RUDIE BARNEBY*       Trustee and Executive Vice President of the
          1133 Avenue of the        Fund; President of UAM Retirement Plan
          Americas                  Services since 1993; Former President of UAM
          New York, NY  10036       Fund Distributors, Inc.; Formerly
          Age 44                    responsible for Defined Contribution Plan
                                    Services at a division of the Equitable
                                    Companies, Dreyfus Corporation and Merrill
                                    Lynch.


          JOHN T. BENNETT, JR.      Trustee of the Fund; President of Squam
          College Road - RFD 3      Investment Management Company, Inc. and
          Meredith, NH  03253       Great Island Investment Company, Inc.;
          Age 67                    President of Bennett Management Company from
                                    1988 to 1993.


          J. EDWARD DAY             Trustee of the Fund; Retired Partner in the
          5804 Brookside Drive      Washington office of the law firm Squire,
          Chevy Chase, MD 20815     Sanders & Dempsey; Director, Medical Mutual
          Age 81                    Liability Insurance Society of Maryland;
                                    formerly, Chairman of the Montgomery County, Maryland Revenue Authority.


          PHILIP D. ENGLISH         Trustee of the Fund; President and Chief
          16 West Madison Street    Executive Officer of Broventure Company,
          Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec
          Age 48                    Corporation and Cyber Scientific, Inc.



          WILLIAM A. HUMENUK        Trustee of the Fund; Partner in the
          4000 Bell Atlantic Tower  Philadelphia office of the law firm Dechert
          1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
          Philadelphia, PA 19103
          Age 54

          NORTON H. REAMER*         Trustee, President and Chairman of the Fund;
          One International Place   President, Chief Executive officer and a
          Boston, MA 02110          Director of United Asset Management
          Age 60                    Corporation; Director, Partner or Trustee of
                                    each of the Investment Companies of the
                                    Eaton Vance Group of Mutual Fund


          PETER M. WHITMAN, JR.*    Trustee of the Fund; President and Chief
          One Financial Center      Investment Officer of Dewey Square Investors
          Boston, MA 02111          Corporation ("DSI") since 1988; Director and
          Age 53                    Chief Executive Officer of H. T. Investors,
                                    Inc., formerly a subsidiary of DSI.

          WILLIAM H. PARK*          Vice President of the Fund; Executive Vice
          One International Place   President and Chief Financial Officer of
          Boston, MA 02110          United Asset Management Corporation.
          Age 49



          GARY L. FRENCH*           Treasurer of the Fund; President and Chief
          211 Congress Street       Executive Officer of UAM Fund Services,
          Boston, MA  02110         Inc;President of UAM Fund Distributors, Inc;
          Age 45                    formerly Vice President-Operations
                                    Development and Control of Fidelity
                                    Investment Institutional Services from
                                    February 1995 to August 1995; Treasurer of the Fidelity Group of Funds from 1991 to February 1995.


          MICHAEL E. DEFAO*         Secretary of the Fund; Vice President and
          211 Congress Street       General Counsel of UAM Fund Services, Inc.,
          Boston, MA  02110         and UAM Fund Distributors,Inc.; formerly an
          Age 28                    Associate of Ropes & Gray (a law firm) from
                                    1993 to February 1995.


          ROBERT R. FLAHERTY*       Assistant Treasurer of the Fund; Vice
          211 Congress Street       President of UAM Fund Services, Inc.
          Boston, MA  02110         formerly Manager of Fund Administration and
          Age 32                    Compliance of the Sub-Administrator from
                                    March 1995 to July 1996; Senior Manager of
                                    Deloitte & Touche LLP from 1985 to 1995.



          KARL O. HARTMANN*         Assistant Secretary of the Fund; Senior Vice
          73 Tremont Street         President, Secretary and General Counsel of
          Boston, MA 02108          sub-Administrator; formerly Senior Vice
          Age 41                    President, Secretary and General Counsel of
                                    Leland, O'Brien, Rubinstein Associates,
                                    Inc., from November 1990 to November 1991.





          * These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS


          The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund, UAM Funds, Inc. as well as AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. As of July 31, 1996, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.


          The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE


        (1)                        (2)                  (3)                    (4)                          (5)

                                                     PENSION OR                                     TOTAL COMPENSATION
                                AGGREGATE       RETIREMENT BENEFITS      ESTIMATED ANNUAL           FROM REGISTRANT AND
  NAME OF PERSON,              COMPENSATION      ACCRUED AS PART OF        BENEFITS UPON           FUND COMPLEX PAID TO
     POSITION                FROM REGISTRANT       FUND EXPENSES            RETIREMENT                  TRUSTEES
John T. Bennett, Jr.,
Trustee                           $3,396                 0                      0                        $29,600

J. Edward Day,
Trustee                           $3,396                 0                      0                        $29,600

Philip D. English,
Trustee                           $3,396                 0                      0                        $29,600

William A. Humenuk,
Trustee                           $3,396                 0                      0                        $29,600



PRINCIPAL HOLDERS OF SECURITIES


          As of July 31, 1996, the following persons or organizations held of record 5% or more of the shares of a Portfolio:

          IRC Enhanced Index Portfolio: Hartnat & Co., F/B/O Nana Regional, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 41.8%*; Hartnat & Co., F/B/O Coca Cola, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 23.1%*; Hartnat & Co., F/B/O Nana Marriott, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 16%*; Hartnat & Co., F/B/O Nana Corporate, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 9%*; and Hartnat & Co., F/B/O Nana Aggressive Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 6.7%*.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" ( as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

___________

* Denotes shares held by a trustee trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.


                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Investment Research Company is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Fund's, Inc., a registered investment company.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

           IRC Enhanced Index Portfolio....................... 0.70%


          From January 23, 1996 (date of commencement) to April 30, 1996, the IRC Enhanced Index Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $9,000. The Adviser has agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses within the limits established by state securities laws, currently from exceeding 2.50% of average daily net assets.



                              PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                         ADMINISTRATIVE SERVICES


          The basis of the fees paid to the Sub-Administrator for the period January 23, 1996 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0,12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the IRC Enhanced Index Portfolio totaled $7,929. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $1,071 from the IRC Enhanced Index Portfolio as Administrator. The services provided by the Administrator and the Sub-Administrator and the fees payable to both effective April 15, 1996 are described in the Portfolio's Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized
                                      7-1
performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of method used to compute or express performance follows.





TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.





          These figures are calculated according to the following formula:

                                P(1+T)/n/ = ERV

where:

 P =     a hypothetical initial payment of $1,000
 T =     average annual total return
 n =     number of years
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

          The cumulative total rate of return for the IRC Enhanced Index Portfolio from inception on January 23, 1996 to the date of the Financial Statements included herein is 3.20%.

COMPARISONS

          To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

          (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Salomon Brothers World Government Bond Index - The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

          (e) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (f) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (g) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, plus North America.

          (h) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (i) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (j) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (k) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (l) Lehman LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

          (m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (n) Value line - composed of over 1,600 stocks in the Value Line Investment Survey.

          (o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

          (p) Composite indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman LONG-TERM Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (q) CDA Mutual Fund Report published by CDA Investment Technologies, Inc.- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (r) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

          (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

          (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

          (v) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

          (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


          The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders. Currently, the Fund is offering shares of seven Portfolios.


          On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his name on the books of the Fund.

          In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

          Shareholders of both Classes of the Fund's Portfolio have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See the discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                                 FEDERAL TAXES

          In order for the Portfolio to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock or securities or other related income derived with respect to its investing in stock or securities. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock or securities held less than three months.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised as to the character of the payments.

                          FINANCIAL STATEMENTS

          The Financial Statements of the IRC Enhanced Index Portfolio for the fiscal year ended April 30, 1996, and the Financial Highlights which appear in the Portfolio's 1996 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number: 0000950109-96-004190), are incorporated by reference.

                                    PART B


                                  UAM FUNDS
                      MJI INTERNATIONAL EQUITY PORTFOLIO
                        INSTITUTIONAL CLASS SHARES
                      INSTITUTIONAL SERVICE CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION

                               AUGUST 28, 1996


          This Statement is not a Prospectus but should be read in conjunction with the Prospectuses of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the MJI International Equity Portfolio dated August 28, 1996 relating to the Institutional Class Shares, and the Prospectus dated August 28, 1996 relating to the Institutional Service Class Shares (the "Service Class Shares"). To obtain a Prospectus, please call UAM Funds Service Center:

                                1-800-638-7983


                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
Investment Objectives and Policies................................      2
Purchase of Shares................................................      8
Redemption of Shares..............................................      8
Shareholder Services..............................................      9
Investment Limitations............................................     10
Management of the Fund............................................     11
Investment Adviser................................................     13
Service and Distribution Plans....................................     14
Portfolio Transactions............................................     15
Administrative Services...........................................     16
Performance Calculations..........................................     16
General Information...............................................     19
Federal Taxes.....................................................     20
Financial Statements..............................................     21
Appendix - Description of Securities and Ratings..................    A-1

                      INVESTMENT OBJECTIVES AND POLICIES


          The following policies supplement the investment objective and policies of the MJI International Equity Portfolio Portfolio (the "Portfolio") as set forth in the Prospectuses for the Institutional Class Shares and Service Class Shares of the Portfolio:

SECURITIES LENDING

          The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, thethe Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of thethe Portfolio. TheThe Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by thethe Portfolio at any time, and (d) thethe Portfolio receives reasonable interest on the loan (which may include thethe Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

          At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

HEDGING STRATEGIES

          The Portfolio may engage B in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. The Portfolio may also enter into forward foreign currency exchange contracts to hedge against its foreign currency movements. These portfolio strategies are commonly referred to as derivative investments. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolio will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipatess the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when the Portfolio anticipatess that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, itit may enter into a a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio doeses not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

          Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, high-grade liquid debt or equity securities into a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

          The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio isis obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          The Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio isis not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

          The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g, 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expectss to earn interest income on itsits margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intendss to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expectss that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio hashas insufficient cash, itit may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio isis subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

          The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. For example, there are significant differences between the securities, futures and options markets that could result in a imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgement by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS

          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio isis obligated as the writer of the option itit will, in a segregated account with its custodian, maintain cash, U.S.
government securities or high grade liquid debt or equity securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, thethe Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

          The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, thethe Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, thethe Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, thethe Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where thethe Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, thethe Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow thethe Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by thethe Portfolio is "covered" if thethe Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if thethe Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by thethe Portfolio in cash, U.S. government securities, high grade liquid debt or equity securities in a segregated account with the Custodian.

          The Portfolio also intendss to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio ownss or hashas the right to acquire and which isis denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the Custodian, cash or U.S. government securities or other high grade liquid debt or equity securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

          Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make a trading decision, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

INTEREST RATE SWAP TRANSACTIONS

          The Portfolio may enter into swap contracts which are also commonly referred to as derivative investments. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices and fixed income indices, (as well as amounts derived from arithmetic operations on these indices). For example, thethe Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

          The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. TheThe Portfolio's obligations under a swap agreement will be accrued daily (offsetting against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.

          Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that thethe Portfolio is contractually obligated to make. If the other party to the interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that thethe Portfolio is contractually entitled to receive. If there is a default by the counterparty, thethe Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.


                              PURCHASE OF SHARES


          Both classes of shares of the Portfolios may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment for the Portfolio is $2,500. Certain exceptions to the minimums may be determined from time to time by the Officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; President's Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997, and Independence Day, July 4,
1997.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

          The Adviser may compensate affiliated broker-dealer subsidiaries of United Asset Management Corporation, out of its profits, for referring investors to thethe Portfolio and, in certain instances, furnishing information liaison services with respect to such investors. Such compensation would be based upon the advisory fees payable (without regard to any expense limitation in effect at the time) in respect of assets attributable to the referral. If liaison services are included, the rate would be up to 25% in the first year and up to 15% each year thereafter; otherwise, the rate would be up to 30% in the first year, 20% for the second year and 10% for each remaining year up to a total of 5 years.

                             REDEMPTION OF SHARES

          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "HOW SHARE PRICES ARE DETERMINED", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

          No charge is made by thethe Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

          To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

          The following supplements the information set forth in the Portfolio's Prospectus under the heading "BUYING, SELLING AND EXCHANGING SHARES":

EXCHANGE PRIVILEGE

          Institutional Class Shares of the MJI International Equity Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the MJI International Equity Portfolio Institutional Class Shares Prospectus). Service Class Shares of the MJI International Equity Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center). Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "REDEMPTION OF SHARES." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in each Prospectus of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of thethe Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with thethe Portfolio's investment limitations. Investment limitations (1), (2), (3) and (4) are classified as fundamental. TheThe Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of thethe Portfolio. TheThe Portfolio will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Commission thereunder;

          (4)  underwrite the securities of other issuers;

          (5)  invest in stock or bond futures and/or options on futures unless
               (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

          (6) purchase on margin or sell short except as specified in (5) above;

          (7) purchase or retain securities of an issuer if those officers and directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

          (9) invest for the purpose of exercising control over management of any company;

          (10) write or acquire options or interests in oil, gas or other mineral exploration or development programs; and

          (11) invest in warrants, valued at the lower of cost or market, in excess of 5.0% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants attached to securities are not subject to this limitation.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


          MARY RUDIE BARNEBY*       Trustee and Executive Vice President of the
          1133 Avenue of the        Fund; President of UAM Retirement Plan
          Americas                  Services since 1993; Former President of UAM
          New York, NY  10036       Fund Distributors, Inc.; Formerly
          Age 44                    responsible for Defined Contribution Plan
                                    Services at a division of the Equitable
                                    Companies, Dreyfus Corporation and Merrill
                                    Lynch.

          JOHN T. BENNETT, JR.      Trustee of the Fund; President of Squam
          College Road - RFD 3      Investment Management Company, Inc. and
          Meredith, NH  03253       Great Island Investment Company, Inc.;
          Age 67                    President of Bennett Management Company from
                                    1988 to 1993.

          J. EDWARD DAY             Trustee of the Fund; Retired Partner in the
          5804 Brookside Drive      Washington office of the law firm Squire,
          Chevy Chase, MD 20815     Sanders & Dempsey; Director, Medical Mutual
          Age 81                    Liability Insurance Society of Maryland;
                                    formerly, Chairman of the Montgomery County, Maryland Revenue Authority.

          PHILIP D. ENGLISH         Trustee of the Fund; President and Chief
          16 West Madison Street    Executive Officer of Broventure Company,
          Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec
          Age 48                    Corporation and Cyber Scientific, Inc.

          WILLIAM A. HUMENUK        Trustee of the Fund; Partner in the
          4000 Bell Atlantic Tower  Philadelphia office of the law firm Dechert
          1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
          Philadelphia, PA 19103
          Age 54

          NORTON H. REAMER*         Trustee, President and Chairman of the Fund;
          One International Place   President, Chief Executive Officer and a
          Boston, MA 02110          Director of United Asset Management
          Age 60                    Corporation; Director, Partner or Trustee
                                    of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

          PETER M. WHITMAN, JR.*    Trustee of the Fund; President and Chief
          One Financial Center      Investment Officer of Dewey Square Investors
          Boston, MA 02111          Corporation ("DSI") since 1988; Director and
          Age 53                    Chief Executive Officer of H. T. Investors,
                                    Inc., formerly a subsidiary of DSI.

          WILLIAM H. PARK*          Vice President of the Fund; Executive Vice
          One International Place   President and Chief Financial Officer of
          Boston, MA 02110          United Asset Management Corporation.
          Age 49

          * These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          GARY L. FRENCH*           Treasurer of the Fund; President and Chief
          211 Congress Street       Executive Officer of UAM Fund Services,
          Boston, MA  02110         Inc.; President of UAM Fund Distributors,
          Age 45                    Inc.; formerly Vice President-Operations
                                    Development and Control of Fidelity
                                    Investment Institutional Services from
                                    February 1995 to August 1995; Treasurer of the Fidelity Group of Funds from 1991 to February 1995.


          MICHAEL E. DEFAO*         Secretary of the Fund; Vice President and
          211 Congress Street       General Counsel of UAM Fund Services, Inc.,
          Boston, MA  02110         and UAM Fund Distributors, Inc.; formerly an
          Age 28                    Associate of Ropes & Gray (a law firm) from
                                    1993 to February 1995.

          ROBERT R. FLAHERTY*       Assistant Treasurer of the Fund ; Vice
          211 Congress Street       President UAM Fund Services, Inc.; formerly
          Boston, MA  02110         Manager of Fund Administration and
          Age 32                    Compliance of the Sub-Administrator from
                                    March 1995 to July 1996; Senior Manager of
                                    Deloitte & Touche LLP from 1985 to 1995.

          KARL O. HARTMANN*         Assistant Secretary of the Fund; Senior Vice
          73 Tremont Street         President, Secretary and General Counsel of
          Boston, MA 02108          Sub-Administrator; formerly Senior Vice
          Age 41                    President, Secretary and General Counsel of
                                    Leland, O'Brien, Rubinstein Associates,
                                    Inc., from November 1990 to November
                                    1991.

          * These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS


          The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds as well as AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. As of July 31, 1996, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

           The following table shows aggregate compensation paid to each of the Fund's unaffiliated Trustees by the Fund and total compensation paid by the Fund, UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE
========================================================================================================
          (1)                      (2)                 (3)                  (4)                   (5)

                                                    Pension or                            Total Compensation
                                 Aggregate      Retirement Benefits   Estimated Annual   from Registrant and
     Name of Person,           Compensation     Accrued as Part of     Benefits Upon     Fund Complex Paid to
        Position             From Registrant      Fund Expenses         Retirement            Trustees
========================================================================================================
  John T. Bennett, Jr.,
  Trustee                     $3,396             0                     0                  $29,600
  J. Edward Day,
  Trustee                     $3,396             0                     0                  $29,600
  Philip D. English,
  Trustee                     $3,396             0                     0                  $29,600
  William A. Humenuk,
  Trustee                     $3,396             0                     0                  $29,600

PRINCIPAL HOLDERS OF SECURITIES

          As of July 31, 1996, the following persons or organizations held of record 5% or more of the shares of a Portfolio:

          MJI International Equity Portfolio Institutional Class Shares: Hartnat & Co., F/B/O Veco, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 42%*; Hartnat & Co., F/B/O Barrow Hanley, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 7.8%*; and Hartnat & Co., F/B/O Lillick & Charles, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 7.3%*.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

*Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER


          Murray Johnstone International Ltd., through its parent, UAM UK Holdings, is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, a registered investment company.

PHILOSOPHY AND STYLE

          The Adviser's investment philosophy is a value orientation for country, currency and stock selection. The Adviser's management structure centers around regional research teams which are specialized by geography. The individuals within each team are responsible for conducting research within each region as well as identifying particular stocks for possible inclusion within portfolios. On-site, fundamental research is a primary component of the evaluation process.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Ace Hardware, American Cancer Society, Royal Caribbean Cruises, Siemens, Levitz, Nebraska Public Power, and Franciscan Sisters.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

MJI International Equity Portfolio............................  0.75%

        For the period from September 16, 1994 (date of commencement) to April 30, 1995, and for the fiscal year ended April 30, 1996, the MJI International Equity Portfolio paid advisory fees of $0 and $0. The Adviser voluntarily waived advisory fees of $10,000 for the period ended April 30, 1995 and $54,000 for the fiscal year ended April 30, 1996. Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.50%.

                        SERVICE AND DISTRIBUTION PLANS

          As stated in the Portfolio's Service Class Shares Prospectus, UAM Funds Distributors, Inc. (the "Distributor) may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account records for such beneficial owners of the Fund's shares;

          (c)  opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

           Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Trustees.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed .50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at .25%, the Plan permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above. The MJI International Equity Portfolio Service Class Shares have not been offered prior to the date of this Statement.

          Each year the trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of the Fund must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES


          For the period September 16, 1994 to ended April 30, 1995, administrative services fees paid to the Sub-Administrator by the MJI International Equity Portfolio totaled $26,000. The basis of the fees paid to the Sub-Administrator for the 1995 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the fiscal year ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the MJI International Equity Portfolio totaled $69,866. For the fiscal year April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $3,134 from the MJI International Equity Portfolio as Administrator. The services provided by the Administrator and Sub-Administrator and the fees payable to both effective April 15, 1996 are described in the Portfolio's Prospectuses.

                           PERFORMANCE CALCULATIONS

PERFORMANCE


          The Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.


          The average annual total rates of return for the MJI International Equity Portfolio Institutional Class Shares from inception to April 30, 1996 and for the one year period ended on the date of the Financial Statements included herein are as follows:


                                                                       SINCE INCEPTION
                                                                           THROUGH
                                                                            YEAR
                                              ONE YEAR ENDED                ENDED                 INCEPTION
                                              APRIL 30, 1996            APRIL 30, 1996              DATE
                                              --------------            --------------              ----
MJI International Equity Portfolio                 8.67%                     1.98%                 9/16/94


          These figures are calculated according to the following formula:

          P(1+T)=ERV

where:

          P    = a hypothetical initial payment of $1,000
          T    = average annual total return
          n    = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

          Service Class Shares of the MJI International Equity Portfolio were not offered as of April 30, 1996. Accordingly, no total return figures are available.

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

          (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (c) The New York Stock Exchange composite or component indices - un-managed indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Salomon Brothers World Government Bond Index - The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic government bond market of thirteen countries. The index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

          (e) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (f) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (g) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (h) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (i) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (j) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (k) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (l) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (n) Value Line - composed of over 1,600 stocks in the Value Line investment Survey.

          (o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

          (p) Composite Indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers LONG-TERM Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poors 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (q) CDA Mutual Fund Report published by CDA Investment Technologies, Inc.- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (r) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

          (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

          (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (v) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

          (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

           The Fund was organized under the name "The Regis Fund II," as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") of shares of beneficial interest without further action by shareholders. Currently, the Fund is offering shares of seven Portfolios.

          On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each whole Share and a fractional vote for each fractional Share standing in his or her name on the books of the Fund.


          In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

          Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See the discussion under "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" in the Prospectuses.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                                 FEDERAL TAXES

          In order for thethe Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of thethe Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of thethe Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

          Except for transactions thethe Portfolio has identified as hedging transactions, in general each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on some forward currency and some futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by thethe Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of thethe Portfolio's taxable year on futures transactions). Such distribution will be combined with distributions of capital gains realized on thethe Portfolio's other investments, and shareholders will be advised as to the character of the payments.

                             FINANCIAL STATEMENTS

          The Financial Statements for the MJI International Equity Portfolio Institutional Class Shares for the fiscal year ended April 30, 1996 and the Financial Highlights for the respective period presented which appear in the Portfolio's 1996 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP,the Fund's independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number:
0000950109-96-004190), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS


I.        DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC'S. CORPORATE BOND RATINGS

          Aaa - Bonds which are Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and modifier 3 indicates that the issue ranks at the lower end of the rating category.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Standard & Poor's Corporation's Corporate Bond Ratings

          AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


II.       DESCRIPTION OF U.S. GOVERNMENT SECURITIES


          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.


          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.


          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing of guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-

Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.


          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.


III.      DESCRIPTION OF COMMERCIAL PAPER


          The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.


          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


IV.       DESCRIPTION OF BANK OBLIGATIONS


          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


V.        DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.


          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


          Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.


          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Funds' Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B

                                   UAM FUNDS
                          NEWBOLD'S EQUITY PORTFOLIO
                          INSTITUTIONAL CLASS SHARES

                    INSTITUTIONAL SERVICE CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION

                              AUGUST 28, 1996


This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Newbold's Equity Portfolio dated August 28, 1996 relating to the Institutional Class Shares, and the Prospectus dated August 28, 1996 relating to the Institutional Service Class Shares (the "Service Class Shares"). To obtain the Prospectuses, please call the UAM Funds Service Center:

                                1-800-638-7983



                               Table of Contents



                                                                          Page
                                                                          ----
          Investment Objective and Policies............................     2
          Purchase of Shares...........................................     5
          Redemption of Shares.........................................     5
          Shareholder Services.........................................     6
          Investment Limitations.......................................     6
          Management of the Fund.......................................     8
          Investment Adviser...........................................     10
          Service and Distribution Plans...............................     11
          Portfolio Transactions.......................................     12
          Administrative Services......................................     13
          Performance Calculations.....................................     13
          General Information..........................................     16
          Financial Statements.........................................     18
          Appendix - Description of Securities and Ratings.............     A-1


                       INVESTMENT OBJECTIVE AND POLICIES


          The following policies supplement the investment objective and policies of the Newbold's Equity Portfolio (the "Portfolio") as set forth in the Prospectuses for the Institutional Class Shares and Service Class Shares of the
Portfolio:


FOREIGN SECURITIES


          Investors should recognize that investing in foreign companies directly or through the purchase of American Depositary receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.


          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolios' investments. However, these foreign withholding taxes are not expected to have a significant impact.

SECURITIES LENDING

          The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

          At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

HEDGING STRATEGIES

          The Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolio will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity market occur.

FUTURES CONTRACTS

          The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g.,5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular futures contract at any given time. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risks of governmental actions affecting trading in or the prices of the securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS


          The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options invloves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS


          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash, U.S. government securities or high grade liquid debt or equity securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

                              PURCHASE OF SHARES


          Both Classes of shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is 2,500 with certain exceptions as may be determined from time to by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Years Day, January 1, 1997; Presidents Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; and Independence Day, July 4, 1997.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Share Prices are Determined", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

          To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.


          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                             SHAREHOLDER SERVICES

          The following supplements the shareholder services information set forth in the Newbold's Equity Portfolio's Prospectus:

EXCHANGE PRIVILEGE


          Institutional Class Shares of the Newbold's Equity Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Newbold's Equity Portfolio Institutional Class Shares Prospectus.) Service Class Shares of the Newbold's Equity Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center). Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.


          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS


          The following limitations supplement those set forth in each Prospectus of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3) and (4) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

          (1)  in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

          (4)  underwrite the securities of other issuers;

          (5) invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in futures and options;

          (6) purchase on margin or sell short except as specified in (5) above;

          (7) purchase or retain securities of an issuer if those officers and directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

          (9) invest for the purpose of exercising control over management of any company;

          (10) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs; and

          (11) investment in warrants, valued at the lower of cost or market, exceeding 5.0% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


          MARY RUDIE BARNEBY*       Trustee and Executive Vice President of the
          1133 Avenue of the        Fund; President of UAM  Retirement Plan
          Americas                  Services since 1993; Former President of UAM
          New York, NY 10036        Fund Distributors, Inc.; Formerly
          Age 44                    responsible for Defined Contribution Plan
                                    Services at a division of the Equitable
                                    Companies, Dreyfus Corporation and Merrill
                                    Lynch.


          JOHN T. BENNETT, JR.      Trustee of the Fund; President of Squam
          College Road - RFD 3      Investment Management Company, Inc. and
          Meredith, NH 03253        Great Island Investment Company, Inc.;
          Age 67                    President of Bennett Management Company from
                                    1988 to 1993.


          J. EDWARD DAY             Trustee of the Fund; Retired Partner in the
          5804 Brookside Drive      Washington office of the law firm Squire,
          Chevy Chase, MD 20815     Sanders & Dempsey; Director, Medical Mutual
          Age 81                    Liability Insurance Society of Maryland;
                                    formerly, Chairman of the Montgomery County, Maryland Revenue Authority.


          PHILIP D. ENGLISH         Trustee of the Fund; President and Chief
          16 West Madison Street    Executive Officer of Broventure Company,
          Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec
          Age 48                    Corporation and Cyber Scientific, Inc.


          WILLIAM A. HUMENUK        Trustee of the Fund; Partner in the
          4000 Bell Atlantic Tower  Philadelphia office of the law firm Dechert
          1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
          Philadelphia, PA 19103
          Age 54


          NORTON H. REAMER*         Trustee, President and Chairman of the Fund
          One International Place   President, Chief Executive officer and a
          Boston, MA 02110          Director of United Asset Management
          Age 60                    Corporation; Director, Partner or Trustee of
                                    each of the Investment Companies of the
                                    Eaton Vance Group of Mutual Funds.

          PETER M. WHITMAN, JR.*    Trustee of the Fund; President and Chief
          One Financial Center      Investment Officer of Dewey Square Investors
          Boston, MA 02111          Corporation ("DSI") since 1988; Director and
          Age 53                    Chief Executive Officer of H. T. Investors,
                                    Inc., formerly a subsidiary of DSI.


          WILLIAM H. PARK*          Vice President of the Fund; Executive Vice
          One International Place   President and Chief Financial Officer of
          Boston, MA 02110          United Asset Management Corporation.
          Age 49




          *These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          GARY L. FRENCH*           Treasurer of the Fund; President and Chief
          211 Congress Street       Executive Officer of UAM Fund Services,
          Boston, MA  02110         Inc.; President of UAM Fund Distributors,
          Age 45                    Inc.; formerly Vice President-Operations
                                    Development and Control of Fidelity
                                    Investment Institutional Services from
                                    February 1995 to August 1995; Treasurer of the Fidelity Group of Funds from 1991 to February 1995.


          MICHAEL E. DEFAO*         Secretary of the Fund; Vice President and
          211 Congress Street       General Counsel of UAM Fund Services, Inc.,
          Boston, MA  02110         and UAM Fund Distributors, Inc.; formerly an
          Age 28                    Associate of Ropes & Gray (a law firm) from
                                    1993 to February 1995.


          ROBERT R. FLAHERTY*       Assistant Treasurer of the Fund; Vice
          211 Congress Street       President of UAM Fund Services, Inc.;
          Boston, MA  02110         formerly Manager of Fund Administration and
          Age 32                    Compliance of the Sub-Administrator from
                                    March 1995 to July 1996; Senior Manager of
                                    Deloitte & Touche LLP from 1985 to 1995.


          KARL O. HARTMANN*         Assistant Secretary of the Fund; Senior Vice
          73 Tremont Street         President, Secretary and General Counsel of
          Boston, MA 02108          Sub-Administrator; formerly Senior Vice
          Age 41                    President, Secretary and General Counsel of
                                    Leland, O'Brien, Rubinstein Associates,
                                    Inc., from November 1990 to November
                                    1991.




          *These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS


          The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. as well as AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. As of July 31, 1996, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.


          The following table shows aggregate compensation paid to each of the Funds Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE


(1)                            (2)                     (3)                     (4)                      (5)

                                                   Pension or                                  Total Compensation
                             Aggregate         Retirement Benefits      Estimated Annual     from Registrant and
     Name of Person,        Compensation        Accrued as Part of       Benefits Upon      Fund Complex Paid to
       Position            From Registrant       Fund Expenses            Retirement              Trustees
==================================================================================================================
John T. Bennett, Jr.,
Trustee                        $3,396                   0                      0                    $29,600

J. Edward Day,
Trustee                        $3,396                   0                      0                    $29,600

Philip D. English,             $3,396                   0                      0                    $29,600
Trustee

William A. Humenuk,            $3,396                   0                       0                   $29,600
Trustee





PRINCIPAL HOLDERS OF SECURITIES


          As of July 31, 1996, the following persons or organizations held of record 5% or more of the shares of a Portfolio:


          Newbold's Equity Portfolio Institutional Class Shares: Bryce Douglas Investment Limited Partnership, P.O. Box 672, Kimberton, PA, 14.6%; J. Coggins, J.S. Grabowski, J. Conway and R. Weinberg, F/B/O Keystone Foods Corp., 401 City Avenue, Suite 800, Bala Cynwyd, PA, 12.8%*; David G. Jones MD, Profit Sharing Plan, 1860 Nottingham Road, Allentown, PA, 9.1%; Warren Pearlman Goldburgh, 7 Gregory Road, Lyme, PA, 7.5%, Joseph F. Rodgers MD, 1723 Sylvan Lane, Gladwyne, PA, 7.3%; James D. Jamieson, P.O. Box 95, Valley Forge, PA, 6.9%; J.F. McNamara, W.H. Park and N.H. Reamer, Trustees, F/B/O Newbold's Asset Mgmt. Employees, 950 Haverford Road, Bryn Mawr, PA, 6.4%*; Boatmen's Trust Company, Trustee, MFA Profit Sharing & 40l(k) Plan, P.O. Box 14737, St. Louis, MO, 5.7%* and Mary Jane Littlepage, 302 Berkeley Street, Devon, PA, 5.7%.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

___________

* Denotes shares held by a trustee trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER


          Newbold's Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

               Newbold's Equity Portfolio........................ 0.50%


          From September 13, 1995 (date of commencement) to April 30, 1996, the Newbold's Equity Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $36,000. Until January 29, 1998, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.90% of average daily net assets.

                          SERVICE AND DISTRIBUTION PLANS


          As stated in the Portfolio's Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.15% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:


          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account records for such beneficial owners of the Fund's shares;

          (c)  opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.


          The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Trustees.


          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.


          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.15% and 0.25%, respectively, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.


          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.


          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above. The Newbold's Equity Portfolio Service Class Shares have not been offered prior to the date of this Statement.


          Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.


          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,301, respectively.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                           ADMINISTRATIVE SERVICES

     The basis of the fees paid to the Sub-Administrator for the period September 13, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06 % on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the Newbold's Equity Portfolio totaled $21,891. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $2,109 from the Newbold's Equity Portfolio as Administrator. The services provided by the Administrator and the Sub-Administrator and the fees payable to both effective April 15, 1996 are described in the Portfolio's Prospectuses.

                           PERFORMANCE CALCULATIONS

PERFORMANCE


          The Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.




TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of Institutional Class Shares.





          These figures are calculated according to the following formula:

                                    P(1+T)/n/ = ERV

where:

   P =    a hypothetical initial payment of $1,000
   T =    average annual total return
   n =    number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


          The cumulative total rate of return for the Newbold's Equity Portfolio Institutional Class Shares from inception on September 13, 1995 to the date of the Financial Statements included herein is 11.31%.


          Service Class Shares of the Newbold's Equity Portfolio were not offered as of April 30, 1996. Accordingly, no total return figures are available.

COMPARISONS

          To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

          (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (k) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

           (l) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (m) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

          (n) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

          (o) Composite Indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (p) CDA Mutual Fund Report published by CDA Investment Technologies, Inc.- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (q) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

          (r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

          (s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (u) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

          (v) Lehman Brothers Government/Corporate Index - is a combination of the Government an Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S.

               Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (w) Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $l00 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


          The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Funds principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders. Currently, the Fund is offering shares of seven Portfolios.

          On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

          In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.


          Shareholders of both Classes of the Funds Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


          The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.


          Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.



           As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

          In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

          Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for the taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of the taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as l00% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS


          The Financial Statements of the Newbold's Equity Portfolio Institutional Class Shares for the period from inception on September 13, 1995 to April 30, 1996 and the Financial Highlights for the respective period presented which appear in the Portfolio's 1996 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number: 0000950109-96-004190), are incorporated by reference.

            APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS


I. DESCRIPTION OF BOND RATINGS


          Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.


          Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe;
BBB - regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.


II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES


          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.


          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.


          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.


          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.


III. DESCRIPTION OF COMMERCIAL PAPER


          The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


IV. DESCRIPTION OF BANK OBLIGATIONS


          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


V. DESCRIPTION OF FOREIGN INVESTMENTS


          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.


          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


          Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.


          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B


                                   UAM FUNDS
                           TJ CORE EQUITY PORTFOLIO
                      INSTITUTIONAL SERVICE CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION

                              AUGUST 28, 1996


This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Fundss" or the "Fund") for the TJ Core Equity Portfolio (the "Portfolio") Institutional Service Class Shares dated August 28, 1996. To obtain the Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983



                               Table of Contents


                                                                          Page
                                                                          ----
          Investment Objective and Policies............................     2
          Purchase of Shares...........................................     5
          Redemption of Shares.........................................     5
          Shareholder Services.........................................     6
          Investment Limitations.......................................     7
          Management of the Fund.......................................     8
          Investment Adviser...........................................    10
          Service and Distribution Plans...............................    11
          Portfolio Transactions.......................................    12
          Administrative Services......................................    13
          Performance Calculations.....................................    13
          General Information..........................................    16
          Federal Taxes................................................    17
          Financial Statements.........................................    17
          Appendix - Description of Securities and Ratings.............   A-1

                        INVESTMENT OJECTIVE AND POLICIES

          The following policies supplement the investment objective and policies of the TJ Core Equity Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus:

FOREIGN SECURITIES

          Investors should recognize that investing in foreign companies directly or through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolios' investments. However, these foreign withholding taxes are not expected to have a significant impact.

SECURITIES LENDING

          The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.


          At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

HEDGING STRATEGIES

          The Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and future transactions, the Adviser believes that, because the Portfolio will engage in options and future transactions only for hedging purposes, the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and future transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FUTURES CONTRACTS

          The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

          The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. There can be no assurance, however, that a liquid secondary market will exist for a particular futures contract at any given time.

          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

          The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS

          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, U.S. Government securities or high grade liquid debt or equity securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

                              PURCHASE OF SHARES

          Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500. Certain exceptions to the minimums may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The exchange will be closed on the following days: Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; and Independence Day, July 4,
1997.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Shares Prices are Determined," and a redeeming shareholder would normally incur brokerage expenses if he converted those securities to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

          To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

          The following supplements the information set forth in the Portfolios Prospectuses under the heading "Buying, Selling and Exchanging Shares":

EXCHANGE PRIVILEGE

          Service Class Shares of the Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (For a list of those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence of the other Portfolio.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3) and (4) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Commission thereunder;

          (4)  underwrite the securities of other issuers;

          (5) invest in stock, bond or interest rate futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in futures and options;

          (6) purchase on margin or sell short except as specified in (5) above;

          (7) purchase or retain securities of an issuer if those officers and directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

          (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

          (9) invest for the purpose of exercising control over management of any company;

          (10) write or acquire options or interests in oil, gas or other mineral exploration or development programs; and

          (11) investment in warrants, valued at the lower of cost or market, exceeding 5.0% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


          MARY RUDIE BARNEBY*       Trustee and Executive Vice President of the
          1133 Avenue of the        Fund; President of UAM Retirement Plan
          Americas                  Services since 1993; Former President of UAM
          New York, NY  10036       Fund Distributors, Inc.; Formerly
          Age 44                    responsible for Defined Contribution Plan
                                    Services at a division of the Equitable
                                    Companies, Dreyfus Corporation and Merrill
                                    Lynch.

          JOHN T. BENNETT, JR.      Trustee of the Fund; President of Squam
          College Road - RFD 3      Investment Management Company, Inc. and
          Meredith, NH  03253       Great Island Investment Company, Inc.;
          Age 67                    President of Bennett Management Company from
                                    1988 to 1993.

          J. EDWARD DAY             Trustee of the Fund; Retired Partner in the
          5804 Brookside Drive      Washington office of the law firm Squire,
          Chevy Chase, MD 20815     Sanders & Dempsey; Director, Medical Mutual
          Age 81                    Liability Insurance Society of Maryland;
                                    formerly, Chairman of the Montgomery County, Maryland Revenue Authority.

          PHILIP D. ENGLISH         Trustee of the Fund; President and Chief
          16 West Madison Street    Executive Officer of Broventure Company,
          Baltimore, MD 21201       Inc.; Chairman of the Board of Chektec
          Age 48                    Corporation and Cyber Scientific, Inc.

          WILLIAM A. HUMENUK        Trustee of the Fund; Partner in the
          4000 Bell Atlantic Tower  Philadelphia office of the law firm Dechert
          1717 Arch Street          Price & Rhoads; Director, Hofler Corp.
          Philadelphia, PA 19103
          Age 54


          NORTON H. REAMER*         Trustee, President and Chairman of the Fund
          One International Place   President, Chief Executive Officer and a
          Boston, MA 02110          Director of United Asset Management
          Age 60                    Corporation; Director, Partner or Trustee of
                                    each of the Investment Companies of the
                                    Eaton Vance Group of Mutual Funds.

          PETER M. WHITMAN, JR.*    Trustee of the Fund; President and Chief
          One Financial Center      Investment Officer of Dewey Square Investors
          Boston, MA 02111          Corporation ("DSI") since 1988; Director and
          Age 53                    Chief Executive Officer of H. T. Investors,
                                    Inc., formerly a subsidiary of DSI.

          WILLIAM H. PARK*          Vice President of the Fund; Executive Vice
          One International Place   President and Chief Financial Officer of
          Boston, MA 02110          United Asset Management Corporation.
          Age 49


          *These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          GARY L. FRENCH*           Treasurer of the Fund; President and Chief
          211 Congress Street       Executive Officer of UAM Fund Services,
          Boston, MA  02110         Inc.; President of UAM Fund Distributors,
          Age 45                    Inc.; formerly Vice President-Operations
                                    Development and Control of Fidelity
                                    Investment Institutional Services from
                                    February 1995 to August 1995; Treasurer of the Fidelity Group of Funds from 1991 to February 1995.


          MICHAEL E. DEFAO*         Secretary of the Fund; Vice President and
          211 Congress Street       General Counsel of UAM Fund Services, Inc.,
          Boston, MA  02110         and UAM Fund Distributors, Inc.; formerly an
          Age 28                    Associate of Ropes & Gray (a law firm) from
                                    1993 to February 1995.

          ROBERT R. FLAHERTY*       Assistant Treasurer of the Fund; Vice
          211 Congress Street       President of UAM Fund Services, Inc.;
          Boston, MA  02110         formerly Manager of Fund Administration and
          Age 32                    Compliance of the Sub-Administrator since
                                    from March 1995 to July 1996; Senior Manager of Deloitte & Touche LLP from 1985 to 1995.



          KARL O. HARTMANN*         Assistant Secretary of the Fund; Senior Vice
          73 Tremont Street         President, Secretary and General Counsel of
          Boston, MA 02108          Sub-Administrator; formerly Senior Vice
          Age 41                    President, Secretary and General Counsel of
                                    Leland, O'Brien, Rubinstein Associates,
                                    Inc., from November 1990 to November 1991.



          *These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS


           The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. as well as AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator receive no compensation from the Fund. As of July 31, 1996 the Trustee and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

           The following table shows aggregate compensation paid to each of the Funds Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1996.

COMPENSATION TABLE


(1)                            (2)                    (3)                     (4)                      (5)

                                                   Pension or                                  Total Compensation
                             Aggregate         Retirement Benefits      Estimated Annual     from Registrant and
     Name of Person,        Compensation        Accrued as Part of       Benefits Upon      Fund Complex Paid to
       Position            From Registrant        Fund Expenses           Retirement              Trustees

==================================================================================================================

John T. Bennett, Jr.,
Trustee                        $3,396                   0                      0                    $29,600

J. Edward Day,
Trustee                        $3,396                   0                      0                    $29,600

Philip D. English,             $3,396                   0                      0                    $29,600
Trustee

William A. Humenuk,            $3,396                   0                      0                    $29,600
Trustee



PRINCIPAL HOLDERS OF SECURITIES

          As of July 31, 1996, the following persons or organizations held of record 5% or more of the shares of a Portfolio:

          TJ Core Equity Portfolio: Hartnat & Co., F/B/O Lillick & Charles, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 78.3%*; Hartnat & Co., F/B/O J.H. Baxter, Attn. Corp. Actions, P.O. Box 4044, Boston, MA, 14.2%*; and Hartnat & Co. F/B/O Allied Waste, Attn. Corp. Actions, P.O. Box 4044, Boston, MA,
5.5%*.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" ( as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

___________

* Denotes shares held by a trustee trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER


          Tom Johnson Investment Management, Inc., is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

             TJ Core Equity Portfolio.........................  0.75%

          From September 28, 1995 (date of commencement) to April 30, 1996, the TJ Core Equity Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $4,000. Until January 1, 1998, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.25% of average daily net assets.

                        SERVICE AND DISTRIBUTION PLANS

          As stated in the Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Institutional Service Class ("Service Class") shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account records for such beneficial owners of the Fund's shares;

          (c)  opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and


          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties who either aid in the distribution of their shares or provide services to the Class.


          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.


          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.


          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.


          Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers, Inc. has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


          Fees paid to Service Agents on behalf of the Portfolio for the fiscal year ended April 30, 1996 totaled $1,105.

                            PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.


          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.


                            ADMINISTRATIVE SERVICES


          The basis of the fees paid to the Sub-Administrator for the period September 28, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on a annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, administrative services fees paid to the Sub-Administrator by the TJ Core Equity Portfolio totaled $15,232. For the period April 15, 1996 to April 30, 1996, UAM Fund Services, Inc. earned $1,768 from the TJ Core Equity Portfolio as Administrator. The services provided by the Administrator and the Sub-Administrator and the fees payable to both effective April 15, 1996 are described in the Portfolio's Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.






TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

          These figures are calculated according to the following formula:

          P(1+T)/n/ = ERV
where:

     P =    a hypothetical initial payment of $1,000
     T =    average annual total return
     n =    number of years

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

          The cumulative total rate of return for the TJ Core Equity Portfolio from inception on September 28, 1995 organized to the date of the Financial Statements included herein is 11.13%.

COMPARISONS

          To help investors better evaluate how an investment in the Portfolios of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

          (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Salomon Brothers World Government Bond Index - The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

          (e) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (f) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (g) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, plus North America.

          (h) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (i) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (j) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (k) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (l) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (n) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

          (o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

          (p) Composite indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (q) CDA Mutual Fund Report published by CDA Investment Technologies, Inc.- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (r) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

          (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

          (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

          (v) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

          (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


          The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders. Currently, the Fund is offering shares of seven Portfolios.

          On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his name on the books of the Fund.

          In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

          Shareholders of both classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See the discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                                 FEDERAL TAXES

          In order for the Portfolio to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

          Except for transactions the Portfolio has identified as hedging transactions, in general the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on some forward currency and some futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures transactions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payment.




                             FINANCIAL STATEMENTS


          The Financial Statements of the TJ Core Equity Portfolio for the period from inception on September 28, 1995 to April 30, 1996 and the Financial Highlights for the respective period presented which appear in the Portfolio's 1996 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number:
0000950109-96-004190), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I.        DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE INC.'S CORPORATE BOND RATINGS

          AAA - Bonds which are Aaa are judged to be the best quality; They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

          BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

          AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


II.       DESCRIPTION OF U.S. GOVERNMENT SECURITIES


          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.


          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.


          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessce Valley Authority.


III.      DESCRIPTION OF COMMERCIAL PAPER


          The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As vairable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.


          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet csh requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.       DESCRIPTION OF BANK OBLIGATIONS


          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


V.        DESCRIPTION OF FOREIGN INVESTMENTS


          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.


          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed


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

companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


          Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.


          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foriegn withholding taxes are not expected to have a significant impact.

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